     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION DECEMBER 14, 2004


                                                    1933 ACT FILE NO. 333-119784

                                                     1940 ACT FILE NO. 811-21462

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2


 [X]   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
 [X]   PRE-EFFECTIVE AMENDMENT NO. 2
 [ ]   POST-EFFECTIVE AMENDMENT NO.
                                and
 [ ]   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
       1940
 [X]   AMENDMENT NO. 13


                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION
                       10801 MASTIN BOULEVARD, SUITE 222
                          OVERLAND PARK, KANSAS 66210
                                 (913) 981-1020

                               AGENT FOR SERVICE

                                DAVID J. SCHULTE
                       10801 MASTIN BOULEVARD, SUITE 222
                          OVERLAND PARK, KANSAS 66210

                          COPIES OF COMMUNICATIONS TO:

   DEBORAH BIELICKE EADES, ESQ              JOHN R. SHORT, ESQ.                 RICHARD KRONTHAL, ESQ.
     VEDDER, PRICE, KAUFMAN &       BLACKWELL SANDERS PEPER MARTIN, LLP            KAYE SCHOLER LLP
          KAMMHOLZ, P.C.                      720 OLIVE STREET                     425 PARK AVENUE
     222 NORTH LASALLE STREET            ST. LOUIS, MISSOURI 63101             NEW YORK, NEW YORK 10022
     CHICAGO, ILLINOIS 60601                   (314) 345-6430                       (212) 836-8039
          (312) 609-7661

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

     If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box):

     [ ] when declared effective pursuant to section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                         PROPOSED MAXIMUM        PROPOSED MAXIMUM
      TITLE OF SECURITIES            AMOUNT BEING         OFFERING PRICE        AGGREGATE OFFERING           AMOUNT OF
        BEING REGISTERED            REGISTERED(1)           PER UNIT(1)              PRICE(1)           REGISTRATION FEE(2)
-----------------------------------------------------------------------------------------------------------------------------
Common Stock....................      1,682,517               $27.34                $46,000,000              $5,423.20
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the average of the high and low sales prices reported on the New York Stock Exchange on December 13, 2004.



(2) Paid via wire transfer of which 126.70 was previously paid.


     THE REGISTRANT INTENDS TO AMEND THIS REGISTRATION STATEMENT TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

 ===============================================================================
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
 ===============================================================================


                 SUBJECT TO COMPLETION, DATED DECEMBER 14, 2004

PROSPECTUS

                                                                 [TORTOISE LOGO]

                                        COMMON SHARES

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION


     Tortoise Energy Infrastructure Corporation (the "Company") is a nondiversified, closed-end management investment company which commenced operations in February 2004. The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. The Company seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships in the energy infrastructure sector ("MLPs"). Under normal circumstances, the Company invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies and invests at least 70% of its total assets in equity securities of MLPs. Similar to the tax characterization of distributions made by MLPs to their unit holders, the Company believes that it will have relatively high levels of deferred taxable income (i.e., return of capital) associated with distributions to its stockholders. There is no assurance that the Company will achieve its objective.


     The Company currently anticipates an offering size of approximately $50,000,000. Depending on the offering price, this would likely result in the issuance of approximately 1.8 million shares.



     The Company's currently outstanding shares of common stock are, and the shares offered in this prospectus will be, listed on the New York Stock Exchange under the trading or "ticker" symbol "TYG." The net asset value of the Company's common stock at the close of business on December 13, 2004 was $26.23 per share, and the last sale price of the common stock on the New York Stock Exchange on such date was $27.40. See "Market and Net Asset Value Information."

                             ---------------------
     INVESTING IN THE COMPANY'S COMMON STOCK INVOLVES A HIGH DEGREE OF RISK. INVESTORS COULD LOSE SOME OR ALL OF THEIR INVESTMENT IN THE COMPANY. SEE "RISKS"
BEGINNING ON PAGE    OF THIS PROSPECTUS.
                             ---------------------

                                                              PER SHARE     TOTAL(1)
                                                              ---------   ------------
Public offering price.......................................   $          $
Underwriting discounts and commissions......................   $          $
Proceeds, before expenses, to the Company(2)................   $          $

---------------

(1) The underwriters named in this prospectus have the option to purchase up to additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus to cover over-allotments.

(2) The aggregate expenses of the offering are estimated to be $          ,
    which represents $     per share issued.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                             ---------------------
     The underwriters expect to deliver the shares on or about           , 2004.


                        STIFEL, NICOLAUS & COMPANY
                               INCORPORATED

 OPPENHEIMER &                                     RBC CAPITAL MARKETS
      CO.



           Advest, Inc.                   BB&T Capital Markets            Parker-Hunter Incorporated
          Morgan Keegan               Wunderlich Securities, Inc.                McGinn Smith


                             ---------------------
Prospectus dated           , 2004

     Unlike most investment companies, the Company is taxed like a corporation and has not elected to be treated as a regulated investment company under the Internal Revenue Code.

     On July 15, 2004, the Company issued two series of auction rate senior notes due July 15, 2044, in an aggregate principal amount of $110,000,000 ("Tortoise Notes"). On September 16, 2004, the Company issued 1,400 auction rate preferred shares (denominated as Money Market Cumulative Preferred Shares or "MMP Shares"), liquidation preference $25,000 per share ($35,000,000 in the aggregate). The Tortoise Notes are rated "Aaa" and "AAA" by Moody's Investors Service Inc. ("Moody's") and Fitch Ratings ("Fitch"), respectively. The MMP Shares are rated "Aa2" and "AA" by Moody's and Fitch, respectively. As of October 31, 2004, Tortoise Notes and MMP Shares represented 22.4% and 7.1% of the Company's total assets, respectively. The Company may, in the future, issue additional series of Tortoise Notes or MMP Shares or other senior securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

     The Company's common stock is junior in liquidation and distribution rights to Tortoise Notes and MMP Shares. The issuance of debt and preferred stock, including Tortoise Notes and MMP Shares, represent the leveraging of the Company's common stock. The issuance of additional common stock offered by this prospectus will enable the Company to increase the aggregate amount of its leverage. The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time, it creates special risks that may adversely affect common stockholders. Because the Adviser's fee is based on total assets (including assets obtained through leverage), the Adviser's fee is higher when the Company is leveraged. There can be no assurance that a leveraged strategy will be successful during any period in which it is used. See "Leverage" and "Risks--Leverage Risk."

     The prospectus sets forth concisely the information about the Company that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Company, before deciding whether to invest in the Company's common stock and retain it for
future reference. A statement of additional information, dated           , 2004,
containing additional information about the Company, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of
additional information, the table of contents of which is on page   of this
prospectus, by calling 1-888-728-8784 or by writing to the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. You can review and copy documents the Company has filed at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information. The Securities and Exchange Commission charges a fee for copies. You can get the same information free from the Securities and Exchange Commission's website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

     The Company's common stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Summary of Company Expenses.................................   12
Financial Highlights........................................   15
Market and Net Asset Value Information......................   17
Use of Proceeds.............................................   18
Capitalization..............................................   19
The Company.................................................   20
Leverage....................................................   26
Risks.......................................................   29
Management of the Company...................................   37
Distributions...............................................   39
Closed-End Company Structure................................   41
Tax Matters.................................................   42
Net Asset Value.............................................   44
Description of Capital Stock................................   45
Description of Tortoise Notes and Borrowings................   47
Certain Provisions in the Company's Charter and Bylaws......   48
Underwriting................................................   50
Certain Relationships.......................................   52
Administrator, Custodian, Transfer Agent and Dividend Paying
  Agent.....................................................   53
Legal Matters...............................................   53
Intellectual Property Rights................................   53
Table of Contents for the Statement of Additional
  Information...............................................   54


     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE COMPANY HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE COMPANY IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. THE COMPANY'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE. THE COMPANY WILL AMEND OR SUPPLEMENT THIS PROSPECTUS TO REFLECT MATERIAL CHANGES TO THE INFORMATION CONTAINED IN THIS PROSPECTUS TO THE EXTENT REQUIRED BY APPLICABLE LAW.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary may not contain all of the information that you should consider before investing in the Company's shares of common stock offered by this prospectus (the "Common Shares"). You should review the more detailed information contained in this prospectus and in the statement of additional information, especially the information set forth under the heading
"Risks" beginning on page   of this prospectus. Unless otherwise indicated, the
information presented in this prospectus assumes that the underwriters do not exercise their over-allotment option.

THE COMPANY

     Tortoise Energy Infrastructure Corporation (the "Company") is a nondiversified, closed-end management investment company which commenced operations in February 2004. The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company will invest regardless of the tax character of the distributions. The Company seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of publicly traded master limited partnerships in the energy infrastructure sector ("MLPs"). Similar to the tax characterization of distributions made by MLPs to its unit holders, the Company believes that it will have relatively high levels of deferred taxable income associated with distributions made to its stockholders. Tortoise Capital Advisors, LLC (the "Adviser") serves as the Company's investment adviser.


     The Company completed its initial public offering of common stock in February 2004, raising approximately $300 million in equity after the payment of offering expenses. The Company raised an additional $110 million through the issuance of Tortoise Notes in July 2004 and an additional $35 million through the issuance of MMP Shares in September 2004. The Company declared distributions to holders of common stock in May, August and November 2004 in the amounts of $0.20, $0.34 and $0.43 per share, respectively. The Company expects that a significant portion of these distributions will be treated as a return of capital to stockholders for tax purposes.


THE OFFERING


     The Company is offering                Common Shares at an offering price
of $     per share through a group of underwriters (the "Underwriters") led by
Stifel, Nicolaus & Company, Incorporated, RBC Capital Markets Corporation, and Oppenheimer & Co. Inc. An investor must purchase at least 100 Common Shares
($          ) in order to participate in this offering. The Company has given
the Underwriters an option to purchase up to                additional Common
Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus to cover over-allotments. The provisions of the 1940 Act require that the public offering price of the Common Shares, less underwriting commissions and discounts, must equal or exceed the net asset value per share of the Company's common stock (calculated within 48 hours of pricing). See "Underwriting."


LISTING

     Like the Company's outstanding shares of common stock, the Common Shares will be listed on the New York Stock Exchange ("NYSE") under the trading or "ticker" symbol "TYG."

TAX STATUS OF COMPANY

     Unlike most investment companies, the Company is not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, the Company is obligated to pay federal and applicable state corporate taxes on its taxable income. On the other hand, the Company is not subject to the "qualifying income" rules applicable to regulated investment companies. Under current tax law, the qualifying income rules limit the ability of regulated investment companies to invest directly in MLPs. Unlike regulated investment companies, the Company is not required to distribute substantially all of its income and capital gains. The Company invests a substantial portion of its assets in MLPs. Although the MLPs generate taxable income to the Company, the Company expects the MLPs to pay cash distributions in excess of the taxable income reportable by the Company. Similarly, the Company expects to distribute cash in excess of its taxable income to its stockholders and intends to distribute substantially all of its distributable cash flow (generally, cash from operations less certain operating expenses and reserves). The taxation of Company distributions is discussed below under "Prospectus Summary -- Stockholder Tax Features." See also "Tax Matters."

TAXATION OF MLPS AND MLP INVESTORS

     The Company invests primarily in MLPs, which are treated as partnerships for federal income tax purposes. Limited partners, such as the Company, are required to pay tax on their allocable share of the MLPs' income, gains, losses and deductions, including accelerated depreciation and amortization deductions. Such items generally are allocated among the general partner and limited partners in accordance with their percentage interests in the MLP. Partners recognize and must report their allocable share of income regardless of whether any cash distributions are paid out. MLPs typically are required by their charter documents to distribute substantially all of their distributable cash flow. The types of MLPs in which the Company invests have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to limited partners. This may be due to a variety of factors, including that the MLP may have significant non-cash deductions, such as accelerated depreciation. If the cash distributions exceed the taxable income reported, the MLP investor's basis in MLP units will decrease. This feature will reduce current income tax liability, but potentially will increase the investor's gain upon the sale of its MLP interest.

STOCKHOLDER TAX FEATURES

     Stockholders of the Company hold common stock of a corporation. Shares of common stock differ substantially from partnership interests for federal income tax purposes. Unlike holders of MLP common units, stockholders of the Company will not recognize an allocable share of the Company's income, gains, losses and deductions. Stockholders recognize income only if the Company pays out distributions. The tax character of the distributions can vary. If the Company makes distributions from current or accumulated earnings and profits allocable to the particular shares held by a stockholder, such distributions will be taxable to a stockholder in the current period as dividend income. Dividend income will be treated as "qualified dividends" for federal income tax purposes, subject to favorable capital gains rates. If distributions exceed the Company's allocated current or accumulated earnings and profits, such excess distributions will constitute a tax-free return of capital to the extent of a stockholder's basis in its common stock. To the extent excess distributions exceed a stockholder's basis, the amount in excess of basis will be taxed as capital gain. Based on the historical performance of MLPs, the Company expects that a significant portion of distributions to holders of common stock will constitute a tax-free return of capital. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on the MMP Shares, and then to the extent remaining, if any, to pay distributions on common stock. There is no assurance that the Company will make regular distributions or that the Company's expectation regarding the tax character of its distributions will be realized. The special tax treatment for qualified dividends is scheduled to expire as of December 31, 2008.

     Upon the sale of common stock, a stockholder generally will recognize capital gain or loss measured by the difference between the sale proceeds received by the stockholder and the stockholder's federal income tax basis in its common stock sold, as adjusted to reflect return(s) of capital. Generally, such capital gain or loss will be long-term capital gain or loss if common stock were held as a capital asset for more than one year. The tax basis for common stock owned by an individual stockholder will be adjusted to equal their full market value upon such stockholder's death. See "Tax Matters."

COMPARISON WITH DIRECT INVESTMENTS IN MLPS

     The Company is designed to provide an efficient vehicle for investing in a portfolio of MLPs. The Company was the first publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. The Company believes that an investor who invests in the Company will benefit from a number of portfolio and tax features that would not be available from a direct investment in MLPs, including the following:

     - An investment in the Company offers exposure to a number of MLPs within the energy infrastructure sector through a single investment vehicle;

     - An investment in the Company offers access to direct placements. Direct placements offer the potential for increased return, but are typically only available to a limited number of institutional investors such as the Company;

     - Each stockholder of the Company will receive a single Form 1099, rather than a Form K-1 from each MLP if an investor invested directly in the MLP;

     - Stockholders of the Company will not be required to file state income tax returns in each state in which MLPs owned by the Company operate, whereas limited partners of MLPs may be required to make state filings in states in which the MLP operates;

     - The passive activity income and loss rules apply to a direct investment in MLPs, but not to an investment in the Company (these rules limit the ability of an investor to use losses to offset other gains);

     - The Internal Revenue Code generally excludes corporate dividends from treatment as unrelated business taxable income ("UBTI") (unless the stock is debt-financed). Tax-exempt investors, including employee benefit plans and IRAs, will not have UBTI upon receipt of distributions from the Company, whereas a tax-exempt limited partner's allocable share of income of an MLP is treated as UBTI; and

     - There is a limit on the extent to which regulated investment companies can invest in MLP units, but such limit does not apply to the Company.

     Unlike MLPs, the Company is obligated to pay current and deferred tax with respect to its income, thereby subjecting the Company's income to a double layer of tax upon distribution to the Company's stockholders. Like other investment companies, stockholders of the Company bear the operating costs of the Company, including management fees, custody and administration, and the costs of operating as a public company.

INVESTMENT POLICIES

     Under normal circumstances, the Company invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies and invests at least 70% of its total assets in equity securities of MLPs. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company invests solely in energy infrastructure companies organized in the United States. All publicly traded companies in which the Company invests have an equity market capitalization greater than $100 million.

     The Company invests primarily in equity securities of MLPs, which currently consist of the following instruments: common units, convertible subordinated units and I-Shares. As of the date of this prospectus, almost all MLP common units and I-Shares in which the Company invests are listed and traded on the NYSE, American Stock Exchange ("AMEX") or NASDAQ National Market. The Company also may purchase MLP common units through direct placements. MLP convertible subordinated units are not listed or publicly traded and are typically purchased in directly negotiated transactions with MLP affiliates or institutional holders of such shares.

     MLP common unit holders have typical limited partner rights, including limited management and voting rights. MLP common units have priority over convertible subordinated units upon liquidation. Common unit holders are entitled to minimum quarterly distributions ("MQD"), including arrearage rights, prior to any distribution payments to convertible subordinated unit holders or incentive distribution payments to the general partner. MLP convertible subordinated units are convertible into common units on a one-to-one basis after the passage of time and/or achievement of specified financial goals. MLP convertible subordinated units are entitled to MQD after the payments to holders of common units and before incentive distributions to the general partner. MLP convertible subordinated units do not have arrearage rights. I-Shares have similar features to common units except that distributions are payable in additional I-Shares rather than cash. The Company invests in I-Shares only if it has adequate cash to satisfy its distribution targets.

     Although the Company also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the dividends from equity securities of such corporations typically do not meet the Company's investment objective. The Company also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

     The Company has adopted the following additional nonfundamental investment policies:

     - The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements. Subject to this policy, the Company may invest without limitation in illiquid securities. The types of restricted securities that the Company may purchase consist of MLP convertible subordinated units, MLP common units and securities of private energy infrastructure companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

     - The Company may invest up to 25% of total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

     - The Company will not invest more than 10% of total assets in any single issuer.

     - The Company will not engage in short sales.


     The Company may change its nonfundamental investment policies without stockholder approval and will provide notice to stockholders of material changes (including notice through stockholder reports); provided, however, that a change in the policy of investing at least 90% of its total assets in energy infrastructure companies requires at least 60 days prior written notice to stockholders. Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations. The term total assets includes assets obtained through leverage for the purpose of each investment restriction.


CONFLICTS OF INTEREST

     Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Company has no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, the Company, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company.

     Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for its other accounts. Such situations may be based on, among other things, the following:
(i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the Company's position; (ii) the difficulty of liquidating an investment for the Company or the other accounts where the market cannot absorb the sale of the combined position; or (iii) limits on co-investing in private placement securities under the 1940 Act. The Company's investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies. See "The Company -- Conflicts of Interest."

USE OF LEVERAGE BY THE COMPANY

     The Company currently is engaged in, and may in the future engage in, the use of financial leverage. On July 15, 2004, the Company issued $110,000,000 in aggregate principal amount of Tortoise Notes. On September 16, 2004, the Company issued 1,400 MMP Shares with an aggregate liquidation preference of $35,000,000. Together, the aggregate principal amount of outstanding Tortoise Notes and the aggregate liquidation preference of outstanding MMP Shares represent approximately 29.5% of its total assets, as of October 31, 2004. The aggregate liquidation preference of MMP Shares represents approximately 7.1% of the Company's total assets and the aggregate principal amount of the Tortoise Notes represents approximately 22.4% of the Company's total assets, as of October 31, 2004. The Company may make further use of financial leverage through the issuance of additional Tortoise Notes or MMP Shares or other senior securities to the extent permitted by the 1940 Act. Currently under the 1940 Act, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed, and may not issue preferred stock with an aggregate liquidation preference of more than 50% of its total assets.

     Because the Adviser's fee is based upon a percentage of the Company's Managed Assets (as defined below), the Adviser's fee is higher when the Company is leveraged. Therefore, the Adviser has a financial incentive to leverage the Company, which may create a conflict of interest between the Adviser and the holders of the Common Shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See "Leverage" and "Risks -- Leverage Risk."


     The Company may, but is not required to, hedge general interest rate exposure arising from its leverage transactions. Under current market conditions, hedging would be accomplished principally by entering into interest rate transactions such as swaps, caps and floors. The Company has entered into interest rate swap transactions that are intended to hedge the Company's interest payment obligations under the Tortoise Notes against material increases in interest rates through mid-July 2007. The Company's dividend payment obligations under the MMP Shares remain unhedged as of the date of this prospectus. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. See "Risks -- Hedging Strategy Risk."


INVESTMENT ADVISER

     Tortoise Capital Advisors, LLC was formed in October 2002 to provide portfolio management services to institutional and high-net-worth investors seeking professional management of their MLP investments. The Adviser is controlled equally by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners LC ("KCEP"). As of October 31, 2004, the Adviser had approximately $591 million of client assets under management. Affiliates of the Adviser had an additional $325 million of energy infrastructure investment assets under management. The Adviser's investment committee is comprised of five portfolio managers led by David J. Schulte, CFA.

     The principal business address of the Adviser is 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

     The Adviser is responsible for the investment of the Company's portfolio in accordance with the Company's investment objective and policies. The Adviser makes all investment decisions for the Company, subject to oversight by the Company's Board of Directors. Day-to-day management of the Company's portfolio is the responsibility of a team of investment analysts and portfolio managers led by Mr. Schulte. Three of the four other members of the Adviser's investment committee are affiliates of, but not employees of, the Adviser, and have significant responsibilities with KCEP, Fountain Capital and their affiliates. All members of the investment committee have undertaken to provide such services as are necessary to fulfill the obligations of the Adviser to the Company. The Company pays the Adviser a fee for its investment management services equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to any leverage) minus accrued liabilities other than (i) deferred taxes, (ii) debt entered into for purposes of leverage and (iii) the aggregate liquidation preference of any outstanding preferred shares ("Managed Assets"). This fee is calculated monthly and paid quarterly.

DISTRIBUTIONS

     The Company intends to pay out substantially all of its Distributable Cash Flow ("DCF") to holders of common stock through quarterly distributions. DCF is the amount received by the Company as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by the Company, less current or anticipated operating expenses, taxes on Company taxable income, and leverage costs paid by the Company. The Company's board of directors (the "Board of Directors" or the "Board") adopted a policy to target distributions to common stockholders in an amount of at least 95% of DCF on an annual basis. Distributions will be paid each fiscal quarter out of DCF, if any. There is no assurance that the Company will continue to make regular distributions. The Company has a fiscal year ending November 30.

     If a stockholder's shares are registered directly with the Company or with a brokerage firm that participates in the Company's Automatic Dividend Reinvestment Plan, distributions will be automatically reinvested in additional common stock under the Automatic Dividend Reinvestment Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. See
"Distributions -- Automatic Dividend Reinvestment Plan."

RISKS

     Limited Operating History. The Company is a nondiversified, closed-end management investment company which commenced operations in February 2004.

     Delay in Use of Proceeds. Although the Company currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the closing, such investments may be delayed if suitable investments are unavailable at the time or for other reasons or if the Company is unable to secure firm commitments for direct placements. Due to the trading market and volumes for MLPs, it may take the Company a period of time to accumulate positions in certain securities. Because the market for MLP securities may at times be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, currently anticipated by the Company. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending investment in MLPs or securities of energy infrastructure companies. A delay in the anticipated use of proceeds could lower returns and lower the Company's distribution for the outstanding shares of common stock and the Common Shares offered in this prospectus. See "Use of Proceeds."

     Energy Infrastructure Sector. Under normal circumstances, the Company concentrates its investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. Certain risks inherent in the energy infrastructure business of these types of MLPs include the following:

     - Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on the volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs' performance and distributions are directly tied to commodity prices.

     - The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

     - A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

     - A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a material adverse impact on an MLP's ability to make distributions. MLPs are often dependent upon exploration and development activities by third parties. MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

     - The profitability of MLPs could be adversely affected by changes in the regulatory environment. The business of MLPs is heavily regulated by federal and state governments in diverse matters, such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

     - A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs because of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

     - Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

     - Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (i) tax risks (described in detail below), (ii) limited ability to elect or remove management, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest of the general partner, including those arising from incentive distribution payments.

     Cash Flow Risk. The Company derives substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Company has available to distribute to stockholders is completely dependent on the ability of MLPs held by the Company to make distributions to its partners. The Company has no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners depends on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

     Tax Risk of MLPs. The value of the Company's investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. If an MLP does not meet current law requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by the Company would be taxed entirely as dividend income. As a result, there would be a material reduction in the Company's cash flow and there would likely be a material decrease in the value of the Common Shares.

     Items of income, gains, losses and deductions of each MLP flow through to the Company in its capacity as a partner of the MLP. Historically, a substantial portion of MLP income has been offset by tax deductions. If the amount of MLP income tax deductions that may be claimed by the Company is less than anticipated or the Company turns over its portfolio more rapidly than anticipated, the Company will incur greater current income taxes. A significant slowdown in acquisition activity by the MLPs in the Company's portfolio also could accelerate the Company's obligations to pay income taxes due in part to less accelerated depreciation generated by new acquisitions. In such a case, the portion of the Company's distributions that is treated as a return of capital will be reduced and the portion treated as dividend income would increase, resulting in lower after tax distributions for the Company's stockholders. See "Risks -- Deferred Tax Risk."

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

     Because MLP convertible subordinated units generally convert into common units at a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, the length of time remaining to conversion, and the size of the block purchased.

     The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

     Leverage Risk. The issuance of senior debt securities and preferred stock, including Tortoise Notes and MMP Shares, represents the leveraging of the Company's common stock. Leverage creates an opportunity for an increased return to common stockholders, but it is a speculative technique that could adversely affect common stockholders. Unless the income and capital appreciation, if any, on securities acquired with leverage proceeds or other borrowed funds exceed the costs of the leverage, the use of leverage could cause the Company to lose money. When leverage is used, the net asset value and market value of the Company's common stock will be more volatile. There is no assurance that the use of leverage will be successful during any period in which it is used.


     Common stockholders bear the costs of leverage, including outstanding Tortoise Notes and MMP Shares, through higher operating expenses. Common stockholders also bear management fees, whereas, holders of Tortoise Notes and MMP Shares do not bear management fees. Because management fees are based on Managed Assets, the use of leverage increases the effective management fee borne by holders of common stock. In addition, the issuance of additional senior debt securities or preferred stock by the Company would result in offering expenses and other costs, which would ultimately be borne by the holders of the Company's common stock. Fluctuations in interest rates could increase the Company's interest or dividend payments on Tortoise Notes, MMP Shares or other senior securities and could reduce cash available for distributions on common stock. The Tortoise Notes and MMP Shares are each subject to covenants regarding asset coverage, portfolio composition and other matters, which may affect the Company's ability to pay distributions on common stock in certain instances. The Company may also be required to pledge its assets to the lenders in connection with certain other types of borrowing. See "Risks -- Leverage Risk."

     Hedging Strategy Risk. The Company currently uses, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure. The Company does not intend to hedge interest rate risk of portfolio holdings. Interest rate transactions that the Company may use for hedging purposes will expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant. In addition, the Company's success in using hedging instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Company's leverage risk, and there can be no assurance that the Adviser's judgment in this respect will be accurate.

     Depending on the state of interest rates in general, the Company's use of interest rate transactions such as swaps, caps or floors could enhance or decrease distributions on the Company's common stock. To the extent there is a decline in interest rates, the value of interest rate transactions could decline, and result in a decline in the net asset value of the Company's common stock. In addition, if the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company's cost of financial leverage. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions. See "Risks -- Hedging Strategy Risk."

     Competition Risk. At the time the Company completed its initial public offering in February 2004, it was the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time a limited number of other alternatives to the Company as a vehicle for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have been developed. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Company's ability to make investments in the MLP market and could adversely impact the Company's distributions to common stockholders. See "Risks -- Competition Risk."

     Portfolio Turnover Risk. The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through October 31, 2004, the Company's actual portfolio turnover rate was less than 1%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. High portfolio turnover may result in the Company's realization of gains that will be taxable as ordinary income to the Company. In addition, high portfolio turnover may increase the Company's current and accumulated earnings and profits, resulting in a greater portion of the Company's distributions being treated as dividend income to the Company's stockholders. See "The Company -- Portfolio Turnover" and "Tax Matters."

     Restricted Securities. The Company may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company's ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the Securities Act of 1933, as amended (the "1933 Act"), the Company may have to cause those securities to be registered. If the Company decides to pursue a public sale of restricted securities, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

     Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Company to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. These securities are also more difficult to value, and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. Investment of the Company's capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company's ability to take advantage of other market opportunities. See "The Company -- Investment Policies."

     Valuation Risk. Market prices generally will not be available for convertible subordinated units or securities of private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Similarly, common units acquired through direct placements will be based on fair value determinations if they are subject to legal and contractual restrictions on resale; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are restricted or otherwise not readily marketable may be lower or higher than the Company's most recent fair valuation. In addition, the Company relies on information provided by MLPs to estimate taxable income allocable to MLP units held by the Company and to calculate associated deferred tax liability. See "Net Asset Value."

     Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     Below Investment Grade Securities. Below investment grade debt securities are commonly referred to as "junk bonds." Below investment grade quality securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal while they are outstanding. Below investment grade debt securities are susceptible to default or decline in market value due to adverse economic and business developments. The Company does not intend to invest in distressed securities (securities issued by a company in a bankruptcy reorganization, subject to a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest and principal). However, in the event any below investment grade debt security becomes distressed while held by the Company, the Company may be required to incur extraordinary expenses in order to protect and recover its investment, and there will be significant uncertainty as to when, in what manner and for what value, if any, the distressed obligations will be satisfied. See "Risks -- Below Investment Grade Securities."

     Management Risk. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. The Adviser has been managing the Company since the Company began operations in February 2004. The Adviser relies on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates for certain functions. Three of the five members of the investment committee are affiliates of, but not employees of, the Adviser, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities become significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel.

     Nondiversification. The Company is a nondiversified, closed-end management investment company under the 1940 Act and is not treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities held by the Company. There currently are approximately fifty-five (55) companies presently organized as MLPs and only a limited amount of those companies operate energy infrastructure assets. The Company selects MLP investments from this small pool of issuers. The Company may invest in non-MLP securities to a lesser degree, consistent with its investment objective and policies.

     Market Discount Risk. The Company's common stock has a limited trading history and has traded both at a premium and at a discount relative to net asset
value. The public offering price for the Common Shares represents a      %
premium over the per share net asset value on           , 2004, there can be no
assurance that this premium will continue after this offering or that the shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases have traded above net asset value. Continued development of alternatives to the Company as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in the shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in the Company's net asset value as a result of investment activities. Depending on the premium of the Company's common stock, the Company's net asset value may be reduced immediately following this offering by the costs of the offering, which will be borne entirely by the Company. See "Risks -- Market Discount Risk" and "Risks -- Competition Risk."

     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

     Anti-Takeover Provisions. The Company's Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See "Certain Provisions in the Company's Charter and Bylaws."


     For more information on the risks of investing in the Company, see "Risks." For information on the risks associated with potential stabilization practices of the underwriters, see "Underwriting".


ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT


     U.S. Bancorp Fund Services, LLC serves as the Company's administrator. Computershare Investor Services, LLC serves as the Company's transfer agent, dividend paying agent, and agent for the dividend reinvestment plan. U.S. Bank N.A. serves as the Company's custodian. See "Administrator, Custodian, Transfer Agent and Dividend Paying Agent."

                          SUMMARY OF COMPANY EXPENSES


     The following table contains information about the costs and expenses that common stockholders will bear directly or indirectly, after giving effect to issuance of Common Shares pursuant to this prospectus. Both the table and footnote (6) assume that existing leverage (Tortoise Notes in an aggregate principal amount of $110 million and MMP Shares with an aggregate liquidation preference of $35 million) remain outstanding. The table also assumes that the Company issues additional Tortoise Notes following this offering in an aggregate principal amount of approximately $47 million, which would increase outstanding leverage to approximately 33 1/3% of total assets (including the proceeds of leverage). Footnote (6) assumes that no additional leverage is used. In this case, existing leverage would represent 27.4% of total assets.


STOCKHOLDER TRANSACTION EXPENSE


Underwriting discounts and commissions (as a percentage of
  offering price)...........................................            3.83%
Offering Expenses Borne by the Company (as a percentage of
  offering price)(1)........................................             .40%
Dividend Reinvestment Plan Fees(2)..........................            None



                                                               PERCENTAGE OF NET ASSETS
                                                                ATTRIBUTABLE TO COMMON
                                                              STOCK, AFTER GIVING EFFECT
                                                                TO THE SALE OF COMMON
                                                                SHARES OFFERED IN THIS
                                                                 PROSPECTUS (ASSUMES
                                                                 33 1/3% LEVERAGE IS
ANNUAL EXPENSES                                                      OUTSTANDING)
---------------                                               --------------------------
Management Fee..............................................             1.50%
Leverage Costs(3)(6)........................................             1.91%
Other Expenses(5)...........................................              .27%
                                                                         ----
Total Annual Expenses.......................................             3.68%
  Less Fee and Expense Reimbursement (through 2/28/06)(4)...             (.36)%
                                                                         ----
Net Annual Expenses.........................................             3.32%


---------------


(1) The total estimated offering costs to be incurred by the Company in connection with the offering described in this prospectus is $600,000, a portion of which may be reimbursed by the Adviser.


(2) Stockholders will pay brokerage charges if they direct the Plan Agent to sell their Common Shares held in a dividend reinvestment account. See "Distributions -- Automatic Dividend Reinvestment Plan."


(3) Leverage Costs in the table reflect the weighted average cost to the Company of Tortoise Notes and MMP Shares, expressed as a percentage of the Company's net assets, based on interest rates and dividend rates in effect as of October 31, 2004. The table assumes outstanding Tortoise Notes of $157 million, which reflects leverage in an amount representing 33 1/3% of total assets, and footnote (6) assumes outstanding Tortoise Notes of $110 million, which reflects existing leverage. Because interest payment obligations on Tortoise Notes are fully hedged by swap agreements and the interest payable under the swap agreements currently exceeds the interest payable on Tortoise Notes, the cost of Tortoise Notes is based on the rates payable under the swap agreements. MMP Shares are unhedged and their cost reflects current dividend rates on MMP Shares.



(4) Through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets (as defined on page 38) of the Company, which represents 0.36% of the Company's net assets. Through February 28, 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company. Management fees and waivers are expressed as a percentage of net assets in the table. Because holders of Tortoise Notes and MMP Shares do not bear management fees and other expenses, the costs to common stockholders increases as leverage increases.

(5) The Company does not expect to recognize net investment income for its initial fiscal year. Accordingly, the table does not include current or deferred income tax expense (benefit) related to items of net investment income (loss). Such taxes are estimated to be insignificant and will be reflected in the Company's financial statements. Also, other expenses do not include income tax expense (benefit) related to unrealized investment and interest rate swap gains or losses.



(6) The table presented in this footnote estimates what the Company's annual expenses would be, stated as percentages of the Company's net assets attributable to the Company's common stock but, unlike the table above, assumes that the Company does not add any additional leverage to the amount currently outstanding. In accordance with these assumptions, the Company's expenses would be estimated as follows:



                                                                   PERCENTAGE OF NET ASSETS
                                                                    ATTRIBUTABLE TO COMMON
                                                                  STOCK, AFTER GIVING EFFECT
                                                                    TO THE SALE OF COMMON
                                                                    SHARES OFFERED IN THIS
                                                                     PROSPECTUS (ASSUMES
                                                                   NO ADDITIONAL LEVERAGE)
                                                                  --------------------------
    Management Fee..............................................             1.38%
    Leverage Costs(a)...........................................             1.41%
    Other Expenses(b)...........................................              .26%
                                                                             ----
    Total Annual Expenses.......................................             3.05%
      Less Fee Expense and Reimbursement (through 2/28/06)(c)...             (.33)%
                                                                             ----
    Net Annual Expenses.........................................             2.72%


---------------


    (a)Leverage Costs in the table reflect the weighted average cost to the Company of Tortoise Notes and MMP shares, expressed as a percentage of the Company's net assets, based on interest rates and dividend rates in effect as of October 31, 2004. This table assumes outstanding Tortoise Notes of $110 million, which reflects existing leverage. Because interest payment obligations on Tortoise Notes are fully hedged by swap agreements and the interest payable under the swap agreements currently exceeds the interest payable on Tortoise Notes, the cost of Tortoise Notes is based on the rates payable under the swap agreements. MMP Shares are unhedged and their cost reflects current dividend rates on MMP Shares.



    (b)The Company does not expect to recognize net investment income for its initial fiscal year. Accordingly, the table does not include current or deferred income tax expense (benefit) related to items of net investment income (loss). Such taxes are estimated to be insignificant and will be reflected in the Company's financial statements. Also, other expenses do not include income tax expense (benefit) related to unrealized investment and interest rate swap gains or losses.



    (c)Through February 28, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets (as defined on page 38) of the Company, which represents 0.33% of the Company's net assets. Through February 28, 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company. Management fees and waivers are expresses as a percentage of net assets in the table. Because holders of Tortoise Notes and MMP Shares do not bear management fees and other expenses, the costs to common stockholders increases as leverage increases.



     The purpose of the table above and the example below is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Company's first year of operations unless otherwise indicated and assume that the Company has issued Common Shares in aggregate amount of $40 million in this offering. If the Company issues fewer Common Shares, all other things being equal, these expenses would increase. For additional information with respect to the Company's expenses, see "Management of the Company."

EXAMPLE:


     The following example illustrates the expenses (including the underwriting
discounts and commissions of $          and estimated offering costs of this
offering of $     per Common Share) that stockholders would pay on a $1,000
investment in Common Shares, assuming (1) total annual expenses of 3.32% of net assets attributable to Common Shares in year 1, increasing to 3.52% in years 2 through 4 and increasing further to 3.68% in years 5 through 10 and (2) a 5% annual return:(1)



                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
Total Expenses Paid(2)......................................   $        $         $          $


---------------


(1) The example assumes that the estimated Other Expenses set forth in the fee table are accurate, that all distributions are reinvested at net asset value and that the Company is engaged in leverage of 33 1/3% of total assets, assuming a 3.51% cost of leverage. The cost of leverage is expressed as an interest rate and represents the weighted average of interest payable on Tortoise Notes and dividends payable on MMP Shares. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE ASSUMED. MOREOVER, THE COMPANY'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.



(2) Assumes waiver or reimbursement of fees and expenses of 0.33% of net assets in year one, and 0.15% of net assets in years two through four. The Adviser has not agreed to reimburse the Company for any year beyond 2009.

                              FINANCIAL HIGHLIGHTS


     Information contained in the table below under the headings "Common Stock Per Share Data" and "Supplemental Data and Ratios" shows the unaudited operating performance of the Company from the commencement of the Company's investment operations on February 27, 2004 through October 31, 2004. The table covers approximately eight months of operations. Accordingly, the information presented may not provide a meaningful picture of the Company's operating performance.





                                                                   (UNAUDITED)
                                                                   PERIOD FROM
                                                               FEBRUARY 27, 2004(1)
                                                                     THROUGH
                                                                 OCTOBER 31, 2004
                                                               --------------------
COMMON STOCK PER SHARE DATA(2):
  Net Asset Value, beginning of period
     Public offering price..................................         $  25.00
     Underwriting discounts and offering costs..............            (1.18)
  Income from Investment Operations:
     Net investment loss(3).................................               --
     Net realized and unrealized gain on investments........             2.27
                                                                     --------
       Total increase from investment operations............             2.27
                                                                     --------
  Less Dividends to Preferred Stockholders:.................            (0.01)
                                                                     --------
  Less Distributions to Common Stockholders:
     Net investment income..................................               --
     Return of capital......................................            (0.54)
                                                                     --------
       Total distributions to Common Stockholders...........            (0.54)
                                                                     --------
  Net Asset Value, end of period............................         $  25.54
                                                                     ========
  Per common share market value, end of period..............         $  25.35
  Total Investment Return Based on Market Value(4)..........             3.72%

                                                                   (UNAUDITED)
                                                                   PERIOD FROM
                                                               FEBRUARY 27, 2004(1)
                                                                     THROUGH
                                                                 OCTOBER 31, 2004
                                                               --------------------
SUPPLEMENTAL DATA AND RATIOS
  Net assets applicable to common shareholders, end of
     period (000's).........................................         $323,966
  Ratio of expenses to average net assets before
     waiver(5)..............................................             1.86%
  Ratio of expenses to average net assets after waiver(5)...             1.59%
  Ratio of expenses, without regard to non-recurring
     organizational expenses, to average net assets before
     waiver(5)..............................................             1.74%
  Ratio of expenses, without regard to non-recurring
     organizational expenses, to average net assets after
     waiver(5)..............................................             1.47%
  Ratio of net investment loss to average net assets before
     waiver:(5).............................................            (0.32%)
  Ratio of net investment loss to average net assets after
     waiver:(5).............................................            (0.05%)
  Portfolio turnover rate...................................             0.23%
  Tortoise Auction Rate Senior Notes (000's)................         $110,000
  Per common share amount of borrowings outstanding at end
     of period..............................................         $   8.67
  Per common share amount of preferred shares outstanding at
     end of period..........................................         $   2.76
  Per common share amount of net assets, excluding
     borrowings and preferred shares, at end of period......         $  36.97
  Asset coverage, per $1,000 of principal amount of auction
     rate senior notes
       Series A.............................................         $  4,263
       Series B.............................................         $  4,263
  Asset coverage ratio of auction rate senior notes(6)......              426%


---------------

(1) Commencement of Operations.

(2) Information presented relates to a share of common stock outstanding for the entire period.


(3) Amount is less than (0.01) per share.



(4) Not Annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend investment plan. Total investment return does not reflect brokerage commissions.



(5) Annualized.



(6) Represents value of total assets less all liabilities and indebtedness not represented by Senior Notes at the end of the period divided by Senior Notes outstanding at the end of the period.


     The following table sets forth information about the Company's outstanding senior securities as of October 31, 2004:

                                                                                               AVERAGE
                                                                            ASSET COVERAGE    FAIR VALUE
                                     TOTAL PRINCIPAL                          PER SHARE      PER $25,000
                                    AMOUNT/LIQUIDATION    ASSET COVERAGE       ($25,000      DENOMINATION
                                        PREFERENCE        PER $1,000 OF      LIQUIDATION     OR PER SHARE
TITLE OF SECURITY                      OUTSTANDING       PRINCIPAL AMOUNT    PREFERENCE)       AMOUNT*
-----------------                   ------------------   ----------------   --------------   ------------
Tortoise Notes....................
  Series A........................     $60,000,000            $4,263                           $25,000
  Series B........................     $50,000,000            $4,263                           $25,000
Money Market Cumulative Preferred
  Shares (1,400 MMP shares).......     $35,000,000                             $80,856         $25,000

---------------


* Fair value of the Notes and MMP Shares approximates the principal amount and liquidation preference, respectively, because interest and dividend rates payable on the Notes and MMP Shares are determined at auctions and fluctuate with changes in prevailing market interest rates.


                     MARKET AND NET ASSET VALUE INFORMATION

     The Company's currently outstanding shares of common stock are, and the Common Shares offered by this prospectus, subject to notice of issuance, will be, listed on the NYSE. Shares of the Company's common stock commenced trading on the NYSE on February 25, 2004.

     The Company's common stock has a limited trading history and has traded both at a premium and at a discount in relation to net asset value. Although the Company's shares recently have been trading at a premium above net asset value, there can be no assurance that this will continue after the offering or that the shares will not again trade at a discount. The continued development of alternatives to the Company as a vehicle for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the shares to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount from net asset value. See "Risks -- Market Discount Risk."

     The following table sets forth for each of the periods indicated the high and low closing market prices for shares of the Company on the NYSE, the net asset value per share and the premium or discount to net asset value per share at which the Company's shares were trading. Net asset value is generally determined on the last business day of each calendar month. See "Net Asset Value" for information as to the determination of the Company's net asset value.


                                                                                       PREMIUM/
                                                                                     (DISCOUNT) TO
                                                                                       NET ASSET
                                                       MARKET PRICE(3)                 VALUE(2)
                                                       ---------------   NET ASSET   -------------
MONTH ENDED                                             HIGH     LOW     VALUE(1)    HIGH     LOW
-----------                                            ------   ------   ---------   -----   -----
March 31, 2004.......................................  $26.00   $24.95    $23.77      9.4%    5.0%
April 30, 2004.......................................   25.00    23.10     23.83      4.9%   -3.1%
May 31, 2004.........................................   24.20    21.99     22.84      6.0%   -3.7%
June 30, 2004........................................   24.00    22.45     22.67      5.9%   -1.0%
July 31, 2004........................................   24.19    22.74     23.25      4.0%   -2.2%
August 31, 2004......................................   25.06    23.86     24.19      3.6%   -1.4%
September 30, 2004...................................   26.60    24.98     24.38      9.1%    2.5%
October 31, 2004.....................................   26.60    24.65     25.30      5.1%   -2.6%
November 30, 2004....................................   27.70    25.39     25.54      8.5%   -0.1%


---------------

Source: Bloomberg Financial and Fund Accounting Records.

(1) Based on the net asset value calculated on the close of business on the last business day of each prior calendar month.

(2) Calculated based on the information presented.

(3) Based on high and low closing market price for the respective month.


     The last reported sale price, net asset value per share and percentage premium to net asset value per share of the common stock on December 13, 2004 were $27.40, $26.23 and 4.5%, respectively. As of October 31, 2004, the Company had 12,684,154 shares of common stock outstanding and net assets of the Company were $323,966,194.

                                USE OF PROCEEDS


     As of October 31, 2004, the Company had invested 99.6% of its total assets. The net proceeds of the offering of Common Shares will be approximately
$          after payment of the underwriting discounts and commissions and estimated offering costs. The Company will invest the net proceeds of the offering in accordance with the Company's investment objective and policies as described under "Investment Objective and Principal Investment Strategies" as soon as practicable. It is presently anticipated that the Company will be able to invest the remaining net proceeds of this offering in securities of energy infrastructure companies that meet the Company's investment objective and policies within approximately three months after the completion of the offering. Whether the Company can meet this timeframe depends to a significant degree on the availability of direct placement opportunities. Pending such investment, it is anticipated that the proceeds will be invested in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations. A delay in the anticipated use of proceeds could lower returns and lower the Company's distribution for the outstanding shares of common stock and the Common Shares offered hereby.

                                 CAPITALIZATION

     The following table sets forth the capitalization of the Company as of October 31, 2004, and as adjusted to give effect to the issuance of the Common Shares offered hereby. As indicated below, common stockholders will bear the offering costs associated with this offering.


                                                              ACTUAL      AS ADJUSTED
                                                           ------------   ------------
                                                                   (UNAUDITED)
LONG-TERM DEBT:
  Tortoise Notes, denominations of $25,000 or any
     multiple thereof*...................................  $110,000,000   $110,000,000
PREFERRED STOCK OUTSTANDING:
  MMP Shares, $.001 par value per share, $25,000 stated
     value per share at liquidation; 10,000,000 shares
     authorized/1,400 shares issued*.....................  $ 35,000,000   $ 35,000,000
COMMON STOCKHOLDERS' EQUITY:
  Common Stock, $.001 par value per share; 100,000,000
     shares authorized; 12,684,154 shares outstanding and
              shares outstanding as adjusted,
     respectively*.......................................  $     12,684
  Additional paid-in capital.............................  $294,154,142
  Accumulated net investment loss, net of deferred tax
     benefit.............................................       (54,682)
  Accumulated net realized loss from investments, net of
     deferred tax benefit................................       (88,778)
  Net unrealized appreciation of investments and interest
     rate swap agreements, net of deferred tax expense...    29,942,828
                                                           ------------
  Net assets applicable to common stock..................  $323,966,194


---------------

 * None of these outstanding shares/notes are held by or for the account of the Company.

** As adjusted, additional paid-in capital reflects the proceeds of the issuance
   of Common Shares ($          ) less $.001 par value per share of common stock
   ($          ), the underwriting commissions ($          ) and less the
   estimated offering costs ($600,000) related to the issuance of Common Shares
   in the amount of $     per share of common stock.

                                  THE COMPANY


     The Company is a nondiversified, closed-end management investment company registered under the 1940 Act which began operations in February 2004. The Company was organized as a Maryland corporation on October 30, 2003, pursuant to a charter (the "Charter") governed by the laws of the State of Maryland. On February 27, 2004, the Company issued an aggregate of 11,000,000 shares of common stock, par value $0.001 per share, in an initial public offering. On March 23, 2004 and April 8, 2004, the Company issued an additional 1,100,000 shares of common stock and 500,000 shares common stock, respectively, in connection with the partial exercises by the underwriters of their over-allotment option. The net proceeds of the initial public offering and subsequent exercises of the over-allotment option of common stock was approximately $300,000,000 after the payment of offering expenses. On July 15, 2004, the Company issued $110,000,000 aggregate principal amount of Tortoise Notes. On September 16, 2004, the Company issued 1,400 MMP Shares, liquidation preference $25,000 per share ($35,000,000 in the aggregate). The Company's common stock is listed on the NYSE under the symbol "TYG."


     The following provides information about the Company's outstanding securities as of October 31, 2004:


                                                                      AMOUNT HELD
                                                                        BY THE
                                                                      COMPANY OR
                                                          AMOUNT        FOR ITS       AMOUNT
TITLE OF CLASS                                          AUTHORIZED      ACCOUNT     OUTSTANDING
--------------                                         ------------   -----------   -----------
Common Stock.........................................   100,000,000         0        12,684,154
Tortoise Notes.......................................
  Series A...........................................  $ 60,000,000         0       $60,000,000
  Series B...........................................  $ 50,000,000         0       $50,000,000
Preferred Stock (MMP Shares).........................    10,000,000         0             1,400



     The Company declared distributions to holders of common stock in May, August and November 2004 in the amounts of $0.20, $0.34 and $0.43 per share, respectively. The Company expects that a significant portion of these distributions will be treated as a return of capital to stockholders for tax purposes.


INVESTMENT OBJECTIVE

     The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company invests regardless of the tax character of the distributions. The Company seeks to provide its stockholders with an efficient vehicle to invest in a portfolio of MLPs. Similar to the tax characterization of cash distributions made by MLPs to its unit holders, the Company believes that its stockholders will have relatively high levels of the deferred taxable income associated with cash distributions made by the Company to stockholders.

ENERGY INFRASTRUCTURE INDUSTRY

     The Company concentrates its investments in the energy infrastructure sector. The Company pursues its objective by investing principally in a portfolio of equity securities issued by MLPs. MLP common units historically have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income securities. A more detailed description of investment policies and restrictions and more detailed information about portfolio investments are contained in the statement of additional information.

     Energy Infrastructure Companies. For purposes of the Company's policy of investing 90% of total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives at least 50% of its revenues from "Qualifying Income" under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from the provision of services directly related to the generation of

Qualifying Income. Qualifying Income is defined as any income and/or gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting natural gas, oil or products thereof), or the marketing or delivery of any mineral or natural resource (including fertilizer, geothermal energy, and timber).

     Energy infrastructure companies (other than most pipeline MLPs) do not operate as "public utilities" or "local distribution companies," and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subject to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

     Master Limited Partnerships. Under normal circumstances, the Company invests at least 70% of its total assets in equity securities of MLPs that derive at least 90% of their income from energy infrastructure operations and are organized as partnerships, thereby eliminating income tax at the entity level. The MLP has two classes of partners, the general partner, and the limited partners. The general partner is usually a major energy company, investment fund or the direct management of the MLP. The general partner normally controls the MLP through a 2% equity interest plus units that are subordinated to the common (publicly traded) units for at least the first five years of the partnership's existence and then only converting to common if certain financial tests are met.

     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     Energy infrastructure MLPs in which the Company invests can generally be classified in the following categories:

          Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, pipeline MLPs do not have direct commodity price exposure because they do not own the product being shipped.

          Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

          Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United

     States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

          Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs' ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

     Although the Company also may invest in equity and debt securities of energy infrastructure companies that are organized and/or taxed as corporations, it is likely that any such investments will be in debt securities because the equity dividends from such corporations typically do not meet the Company's investment objective. The Company also may invest in securities of general partners or other affiliates of MLPs and private companies operating energy infrastructure assets.

INVESTMENT PROCESS

     Under normal circumstances, the Company invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies. The Adviser seeks to invest in securities that offer a combination of quality, growth and yield intended to result in superior total returns over the long run. The Adviser's securities selection process includes a comparison of quantitative, qualitative, and relative value factors. Although the Adviser uses research provided by broker-dealers and investment firms, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by the Adviser's in-house investment analysts. To determine whether a company meets its criteria, the Adviser generally looks for a strong record of distribution growth, a solid ratio of debt to equity and coverage ratio with respect to distributions to unit holders, and a proven track record, incentive structure and management team. All of the public energy infrastructure companies in which the Company invests have a market capitalization greater than $100 million.

INVESTMENT POLICIES

     The Company seeks to achieve its investment objective by investing primarily in securities of MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. The Company also may invest in other securities set forth below if the Adviser expects to achieve the Company's objective with such investments.

     The Company's policy of investing at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies is nonfundamental and may be changed by the Board of Directors without stockholder approval, provided that stockholders receive at least 60 days' prior written notice of any change.

     The Company has adopted the following additional nonfundamental policies:

     - Under normal circumstances, the Company invests at least 70% and up to 100% of total assets in equity securities issued by MLPs. Equity units currently consist of common units, convertible subordinated units, and pay-in-kind units.

     - The Company may invest up to 30% of total assets in restricted securities, primarily through direct placements. Subject to this policy, the Company may invest without limitation in illiquid securities. The types of restricted securities that the Company may purchase include MLP convertible subordinated units, unregistered MLP common units and securities of private companies (i.e., non-MLPs).

Investments in private companies that do not have any publicly traded shares or units are limited to 5% of total assets.

     - The Company may invest up to 25% of total assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade ("junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's and at least B- by S&P at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by the Adviser.

     - The Company will not invest more than 10% of total assets in any single issuer.

     - The Company will not engage in short sales.


     Unless otherwise stated, all investment restrictions apply at the time of purchase and the Company will not be required to reduce a position due solely to market value fluctuations.


INVESTMENT SECURITIES

     The types of securities in which the Company may invest include, but are not limited to, the following:

     Equity Securities of MLPs. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units and I-Shares. The table below summarizes the features of these securities, and a further discussion of these securities follows:

                                                    CONVERTIBLE
                           COMMON UNITS         SUBORDINATED UNITS           I-SHARES
                           ------------         ------------------           --------
VOTING RIGHTS........  Limited to certain      Same as common units    No direct MLP voting
                       significant                                     rights
                       decisions; no annual
                       election of directors
DIVIDEND PRIORITY....  First right to          Second right to MQD;    Equal in amount and
                       minimum quarterly       no arrearage rights     priority to common
                       distribution ("MQD")                            units but paid in
                       specified in                                    additional I-Shares
                       Partnership                                     at current market
                       Agreement; arrearage                            value of I-Shares
                       rights
DIVIDEND RATE........  Minimum set in          Equal in amount to      Equal in amount to
                       Partnership             common units;           common units
                       Agreement;              participate pro rata
                       participate pro rata    with common units
                       with subordinated       above the MQD
                       units after both MQDs
                       are met
TRADING..............  Listed on NYSE, AMEX    Not publicly traded     Listed on NYSE
                       and NASDAQ National
                       Market

                                                    CONVERTIBLE
                           COMMON UNITS         SUBORDINATED UNITS           I-SHARES
                           ------------         ------------------           --------
TAX TREATMENT........  Ordinary income to      Same as common units    Full distribution
                       the extent of taxable                           treated as return of
                       income allocated to                             capital; since
                       holder; tax-free                                distribution is in
                       return of capital                               shares, total basis
                       thereafter to extent                            is not reduced
                       of holder's basis;
                       remainder as capital
                       gain
TYPE OF INVESTOR.....  Retail; creates UBTI    Same as common units    Institutional; does
                       for tax-exempt                                  not create UBTI;
                       investor; not                                   qualifying income for
                       qualifying income for                           regulated investment
                       regulated investment                            companies
                       companies
LIQUIDITY PRIORITY...  Intended to receive     Second right to         Same as common units
                       return of all capital   return of capital;      (indirect right
                       first                   pro rata with common    through I-share
                                               units thereafter        issuer)
CONVERSION RIGHTS....  None                    One-to-one ratio into   None
                                               common units

     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a MQD prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter.

     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units.

     MLP I-Shares. I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the

I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

     Debt Securities. The Company may invest up to 25% of its assets in debt securities of energy infrastructure companies, including securities rated below investment grade. The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. To the extent that the Company invests in below investment grade debt securities, such securities will be rated, at the time of investment, at least B- by S&P or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Adviser to be of comparable quality. If a security satisfies the Company's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.

     Because the risk of default is higher for below investment grade securities than investment grade securities, the Adviser's research and credit analysis is an especially important part of managing securities of this type. The Adviser will attempt to identify those issuers of below investment grade securities whose financial condition the Adviser believes are adequate to meet future obligations or have improved or are expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

     Restricted Securities. The Company may invest up to 30% of total assets in restricted securities, primarily through direct placements. An issuer may be willing to offer the purchaser more attractive features with respect to securities issued in direct placements because it has avoided the expense and delay involved in a public offering of securities. Adverse conditions in the public securities markets may also preclude a public offering of securities. MLP convertible subordinated units are typically purchased from affiliates of the issuer or other existing holders of convertible units rather than directly from the issuer.

     Securities obtained by means of direct placements are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the 1933 Act. MLP convertible subordinated units also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions, and to facilitate the payment of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLPs or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

CONFLICTS OF INTEREST

     Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Company has no interest. The Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other customer accounts may compete with the Company for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for the Company which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Company.

     The Adviser evaluates a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Company and relevant accounts under management in the context of any particular investment opportunity, the investment activities of the Company, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the fees and expenses of the Company differ from those of the other managed accounts. Accordingly, stockholders should be aware that the future performance of the Company and other accounts of the Adviser may vary.

     Situations may occur when the Company could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for its other accounts. Such situations may be based on, among other things, the following:
(i) legal or internal restrictions on the combined size of positions that may be taken for the Company or the other accounts, thereby limiting the size of the Company's position; or (ii) the difficulty of liquidating an investment for the Company or the other accounts where the market cannot absorb the sale of the combined position. The Company's investment opportunities may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

     Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in negotiated private placements of securities. The Company may apply to the SEC for exemptive relief to permit the Company and its affiliates to make such investments. Unless and until the Company obtains an exemptive order, the Company will not co-invest with its affiliates in negotiated private placement transactions.

     The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Company.

PORTFOLIO TURNOVER

     The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through October 31, 2004, the Company's actual portfolio turnover rate was less than 1%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company's recognition of gains that will increase the Company's tax liability and thereby lower the after-tax distributions of the Company. In addition, high portfolio turnover may increase the Company's current and accumulated earnings profits, resulting in a greater portion of the Company's distributions being treated as taxable dividends for federal income tax purposes. See "Tax Matters."

                                    LEVERAGE

     The Company may borrow money, issue preferred stock, or issue other senior securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company has Tortoise Notes and MMP Shares outstanding in an aggregate principal amount and liquidation preference representing 29.5% of total assets as of October 31, 2004. The Company generally will not use leverage unless it believes that leverage will serve the best interests of its stockholders. The principal, although not exclusive, factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. The Company also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.

     Under the 1940 Act, the Company is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The Company also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. The 1940 Act provides that the Company may not declare any cash dividend or other distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, the Company may be required to sell a portion of its investments when it may be disadvantageous to do so. Under the 1940 Act, the Company may only issue one class of senior securities representing indebtedness. So long as Tortoise Notes are outstanding, additional senior securities representing indebtedness must rank on a parity with Tortoise Notes.

     Under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the total assets are at least 200% of the liquidation value of the outstanding preferred stock. Stated another way, the Company may not issue preferred stock that has an aggregate liquidation value of more than 50% of its total assets (less liabilities and indebtedness), including the amount leveraged. In addition, the Company is not permitted to declare any cash dividend or other distribution on its common stock unless, at the time of such declaration, the total assets less liabilities and indebtedness (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. The Company may, as a result of market conditions or otherwise, be required to purchase or redeem MMP shares, or sell a portion of its investments when it may be disadvantageous to do so, in order maintain asset coverage for MMP Shares or any other preferred stock of at least 200%. Common stockholders would bear the costs of an additional preferred stock offering which would include offering expenses and the ongoing payment of dividends. Under the 1940 Act, the Company may only issue one class of senior securities representing equity. So long as MMP Shares are outstanding, additional senior equity securities must rank on a parity with MMP Shares.

     The Company may, but is not required to, hedge general interest rate exposure arising from its use of leverage by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company uses interest rate transactions solely for the purpose of hedging its leveraged capital structure. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.


     The Company has entered into interest rate swap transactions that are intended to hedge the Company's interest payment obligations under the Tortoise Notes against material increases in interest rates through mid-July 2007. The Company's dividend payment obligations under the MMP Shares remain unhedged as of the date of this prospectus. See "Risks -- Hedging Strategy Risk."

EFFECTS OF LEVERAGE


     On July 15, 2004, the Company issued Tortoise Notes (Series A) in an aggregate principal amount of $60,000,000 and Tortoise Notes (Series B) in an aggregate principal amount of $50,000,000. The aggregate principal amount of Tortoise Notes represented 22.4% of total assets as of October 31, 2004. Asset coverage with respect to Tortoise Notes was 426% as of that date. The interest rate payable by the Company on both series of Tortoise Notes varies based on auctions normally held every twenty-eight (28) days. As of October 31, 2004, the current interest rate payable on Tortoise Notes Series A and Series B was 2.19% and 2.20%, respectively. However, the Company has entered into interest rate swap agreements to protect itself from increasing interest expense on Tortoise Notes resulting from increasing short-term interest rates. Under the terms of outstanding swap agreements as of October 31, 2004, the Company is obligated to pay a rate of 3.88% and 3.91%, respectively, on a notional amount of $60 million for Series A Tortoise Notes and a notional amount of $50 million for Series B Tortoise Notes.


     On September 16, 2004, the Company issued 1400 MMP Shares with an aggregate liquidation preference of $35,000,000. The aggregate liquidation preference of MMP Shares represented 7.1% of total assets as of October 31, 2004. Asset coverage with respect to MMP Shares was 323% as of that date. The dividend rate payable by the Company on MMP Shares varies based on auctions normally held every twenty-eight (28) days. As of October 31, 2004, a dividend rate of 2.32% was in effect for MMP Shares.


     Assuming that the Company's leverage costs remain as described above (an average annual cost of 3.51%) the annual return that the Company's portfolio must experience (net of expenses) in order to cover its leverage costs would be 2.03%.


     The following table is designed to illustrate the effect of the foregoing level of leverage on the return to a stockholder, assuming hypothetical annual returns (net of expenses) of the Company's portfolio of -10% to 10%. As the table shows, the leverage generally increases the return to stockholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical, and actual returns may be greater or less than those appearing in the table.


Assumed Portfolio Return (net of expenses).........    (10)%    (5)%    0%    5%    10%
Corresponding Common Share Return..................  (18.1)% (10.8)% (3.4)  4.0%  11.3%


     While the Company is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Company did not use leverage because the fees paid are calculated based on the Company's Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Company, which may create a conflict of interest between the Adviser and the common stockholders. Because payments on any leverage would be paid by the Company at a specified rate, only the Company's common stockholders would bear the Company's management fees and other expenses.

     Any benefits of leverage cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Company's investment objective and policies. For further information about leveraging, see "Risks -- Leverage Risk."

                                     RISKS

     General. The Company is a nondiversified, closed-end management investment company designed primarily as a long-term investment vehicle and not as a trading tool. An investment in the Company's Common Shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that the Company will achieve its investment objective.

     Limited Operating History. The Company is a nondiversified, closed-end management investment company which commenced operations in February 2004.

     Delay in Use of Proceeds. Although the Company currently intends to invest the proceeds of any sales of Common Shares as soon as practicable following the closing, such investments may be delayed if suitable investments are unavailable at the time or for other reasons or if the Company is unable to secure firm commitments for direct placements. Due to the trading market and volumes for MLPs, it may take the Company a period of time to accumulate positions in certain securities. Because the market for MLP securities may at times be less liquid than the market for many other securities, the Company may be unable to obtain such securities within the time, and in the amount, currently anticipated by the Company. As a result, the proceeds may be invested in cash, cash equivalents, high-quality debt instruments, or other securities pending investment in MLPs or securities of energy infrastructure companies. A delay in the anticipated use of proceeds could lower returns and lower the Company's distribution on the outstanding shares of common stock and the Common Shares offered in this prospectus.

     Energy Infrastructure Sector. Under normal circumstances, the Company concentrates its investments in the energy infrastructure sector, with an emphasis on securities issued by MLPs. Certain risks inherent in the energy infrastructure business of these types of MLPs include the following:

     - Processing and coal MLPs may be directly affected by energy commodity prices. The volatility of commodity prices can indirectly affect certain other MLPs due to the impact of prices on volume of commodities transported, processed, stored or distributed. Pipeline MLPs are not subject to direct commodity price exposure because they do not own the underlying energy commodity. While propane MLPs do own the underlying energy commodity, the Adviser seeks high quality MLPs that are able to mitigate or manage direct margin exposure to commodity price levels. The MLP sector can be hurt by market perception that MLPs performance and distributions are directly tied to commodity prices.

     - The profitability of MLPs, particularly processing and pipeline MLPs, may be materially impacted by the volume of natural gas or other energy commodities available for transporting, processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore, the ability of MLPs to make distributions to partners.

     - A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

     - A portion of any one MLP's assets may be dedicated to natural gas reserves and other commodities that naturally deplete over time, which could have a material adverse impact on an MLP's ability to make distributions. Often the MLPs are dependent upon exploration and development activities by third parties. MLPs employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies. A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could reduce the growth rate of cash flows received by the Company from MLPs that grow through acquisitions.

     - The profitability of MLPs could be adversely affected by changes in the regulatory environment. Most MLPs' assets are heavily regulated by federal and state governments in diverse matters such as the way in which certain MLP assets are constructed, maintained and operated and the prices MLPs may charge for their services. Such regulation can change over time in scope and intensity. For example, a particular by product of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil as well as regulatory remediation, thus adding to the potential exposure an MLP may face.

     - A rising interest rate environment could adversely impact the performance of MLPs. Rising interest rates could limit the capital appreciation of equity units of MLPs as a result of the increased availability of alternative investments at competitive yields with MLPs. Rising interest rates may also increase an MLP's cost of capital. A higher cost of capital could limit growth from acquisition/expansion projects and limit MLP distribution growth rates.

     - Since the September 11th attacks, the U.S. government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

     - Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including (i) tax risks (described below),
       (ii) limited ability to elect or remove management, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest of the general partner, including those arising from incentive distribution payments.

     Industry Specific Risk. Energy infrastructure companies are also subject to risks that are specific to the industry they serve.

          Pipeline MLPs are subject to demand for crude oil or refined products in the markets served by the pipeline, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends upon price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Pipeline MLP unit prices are primarily driven by distribution growth rates and prospects for distribution growth.

          Processing MLPs are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas or crude oil refining, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

          Propane MLPs are subject to earnings variability based upon weather patterns in the locations where the company operates and the wholesale cost of propane sold to end customers. Propane MLP unit prices are based on safety in distribution coverage ratios, interest rate environment and, to a lesser extent, distribution growth.

          Coal MLPs are subject to demand variability based on favorable weather conditions, strong or weak domestic economy, the level of coal stockpiles in the customer base, and the general level of prices of competing sources of fuel for electric generation. They are also subject to supply variability based on the geological conditions that reduce productivity of mining operations, regulatory permits for mining activities and the availability of coal that meets Clean Air Act standards.

     Cash Flow Risk. The Company derives substantially all of its cash flow from investments in equity securities of MLPs. The amount of cash that the Company has available to distribute to stockholders depends entirely on the ability of MLPs held by the Company to make distributions to its partners and the tax character of those distributions. The Company has no control over the actions of underlying MLPs. The amount of cash that each individual MLP can distribute to its partners depends on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the energy infrastructure market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors.

     Tax Risk. The ability of the Company to meet its investment objective depends on the level of taxable income and distributions of the MLPs in which it invests. The Company has no control over the taxable income of underlying MLPs.

     A significant slowdown in large energy companies' disposition of energy infrastructure assets and other merger and acquisition activity in the energy MLP industry could limit the appreciation potential of the Company. In addition, such a slowdown by the MLPs in the Company's portfolio could accelerate the Company's obligations to pay income taxes due in part to less accelerated depreciation generated by new acquisitions. In such a case, the portion of the Company's distributions that is treated as a return on capital will be reduced and the portion treated as dividend income to the Company's stockholders will increase, resulting in lower after-tax yields for the Company's investors.

     Tax Law Change Risk. Future changes in tax laws or regulations, or related interpretations of such laws and regulations, could adversely affect the Company or MLPs, which could negatively impact the Company's stockholders and the amount of distributions they receive from the Company. These changes could include changes in the federal income tax rate applicable to qualifying dividends. Historically, dividend income was taxed as ordinary income. In 2003, legislation reduced the maximum federal income tax rate on qualifying dividends to fifteen percent. The reduced rate on qualifying dividends is scheduled to expire for tax years after 2008. In addition, legislative changes have been considered that would make it easier for MLP interests to be owned by regulated investment companies. If such legislation is enacted, the NAV of the Company may be enhanced due to additional demand for MLP units; however, the relative value of the Common Shares may be adversely affected, since a regulated investment company generally is taxed as a flow-through entity.

     Deferred Tax Risk. Historically, a substantial portion of the MLPs' income has been offset by tax deductions. As a result, MLPs generally have made cash flow payments that have significantly exceeded taxable income. This aspect of MLPs, and the Company's use of leverage, will likely reduce the Company's current income taxes and, concomitantly, increase the Company's cash distributions to its stockholders. The Company accrues deferred income taxes for the anticipated potential future income tax liability attributable to the MLP cash flow distributions in excess of the related MLP taxable income reported by the Company. In addition, the Company accrues deferred income tax with respect to any appreciation of interests in MLPs or other investments. If the amount of MLP income tax deductions that may be claimed by the Company is smaller than anticipated or the Company turns over its portfolio more rapidly than anticipated, the Company will incur greater current income taxes. This may reduce the Company's current cash flow distributions and the amount of assets available to the Company for investment. Moreover, if the Company's taxable income is greater, it is possible that a larger portion of the cash distributions that it makes to stockholders will be treated as taxable dividends, thus reducing the after-tax yield to stockholders.

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

     Because MLP convertible subordinated units generally convert into common units on a one-to-one ratio, the price that the Company can be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

     The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

     Leverage Risk. Borrowings or other transactions involving Company indebtedness (other than for temporary or emergency purposes) and any preferred stock issued by the Company are considered "senior securities" for purposes of the 1940 Act and constitute leverage. The Company's use of leverage through the issuance of Tortoise Notes, MMP Shares and other senior securities creates risks. Leverage creates an opportunity for an increased return to common stockholders, but it is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with leverage proceeds or other borrowed funds does not exceed the cost of the leverage, the use of leverage could cause the Company to lose money. Successful use of leverage depends on the Adviser's ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

     Capital raised through leverage is subject to interest costs or dividend payments, which could exceed the income and appreciation on the securities purchased with the proceeds of the leverage. The issuance of senior securities by the Company, in addition to the Tortoise Notes and MMP Shares, would involve offering expenses and other costs, including interest payments, which would be borne indirectly by the common stockholders. Fluctuations in interest rates could increase interest or dividend payments on Tortoise Notes, MMP Shares and other senior securities, and could reduce cash available for dividends on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce the Company's total return.

     The 1940 Act and/or the rating agency guidelines of the outstanding Tortoise Notes and MMP Shares impose on the Company asset coverage requirements, dividend limitations, voting right requirements (in the case of the MMP Shares), and restrictions on the Company's portfolio composition and its use of certain investment techniques and strategies. The terms of any additional notes or preferred stock issued by the Company, or other borrowings, may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate the Tortoise Notes and MMP Shares. These requirements may have an adverse effect on the Company. To the extent necessary, the Company intends to redeem Tortoise Notes and MMP Shares to maintain the required asset coverage. Doing so may require the Company to liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing the Company's portfolio in accordance with the Company's investment objective and policies.

     The premise underlying the use of leverage is that the costs of leveraging generally is based on short-term rates, which normally are lower than the return (including the potential for capital appreciation) that the Company can earn on the longer-term portfolio investments that it makes with the proceeds obtained through the leverage. Thus, the stockholders would benefit from an incremental return. However, if the differential between the return on the Company's investments and the cost of leverage were to narrow, the incremental benefit would be reduced and could be eliminated or even become negative. Accordingly, the costs of leveraging may exceed the return from the portfolio securities purchased with the leveraged capital, which could reduce the net asset value of the Company's common stock, including the Common Shares. Furthermore, if long-term rates rise, the net asset value of the Company's common stock will reflect the resulting decline in the value of a larger aggregate amount of portfolio assets than the Company would hold if it had not leveraged. Thus, leveraging exaggerates changes in the value of and in the yield on the Company's portfolio. This, in turn, may result in greater volatility of both the net asset value and the market price of the Company's common stock, including the Common Shares.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Company's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage, the Company's return will be less than if leverage had not been used, and therefore the amount available for distribution to stockholders as dividends and other distributions will be reduced.

     Hedging Strategy Risk. The Company currently uses, and may in the future use, interest rate transactions for hedging purposes only, in an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure. Interest rate transactions that the Company may use for hedging purposes expose the Company to certain risks that differ from the risks associated with its portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, the Company's success in using hedging instruments is subject to the Adviser's ability to predict correctly changes in the relationships of such hedging instruments to the Company's leverage risk, and there can be no assurance that the Adviser's judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Company, whether or not adjusted for risk, than if the Company had not engaged in such transactions.

     Depending on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease Distributable Cash Flow available to holders of common stock. To the extent there is a decline in interest rates, the value of interest rate swaps or caps could decline, and result in a decline in the net asset value of the common stock. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the Company's cost of financial leverage.

     Competition Risk. At the time the Company completed its initial public offering in February 2004, it was the only publicly traded investment company offering access to a portfolio of energy infrastructure MLPs. Since that time a limited number of other alternatives to the Company as a vehicle for investment in a portfolio of energy infrastructure MLPs, including other publicly traded investment companies and private funds, have been developed. In addition, recent tax law changes or future tax law changes may increase the ability of regulated investment companies or other institutions to invest directly in MLPs. These competitive conditions may adversely impact the Company's ability to make investments in the MLP market and could adversely impact the Company's distributions to common stockholders.


     Restricted Securities Risk. The Company may invest up to 30% of total assets in restricted securities, primarily through direct placements. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. As discussed further below, this lack of liquidity creates special risks for the Company. However, the Company could sell such securities in privately negotiated transactions with a limited number of purchasers or in public offerings under the Securities Act of 1933. MLP convertible subordinated units also convert into publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.


     Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit the Company's ability to dispose of them and may lower the amount the Company could realize upon their sale. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Company with the issuer at the time the Company buys the securities. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

     Liquidity Risk. Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Company to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. These securities are also more difficult to value, and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. Investment of the Company's capital in securities that are less actively traded or over time experience decreased trading volume may restrict the Company's ability to take advantage of other market opportunities.

     Valuation Risk. Market prices generally will not be available for MLP convertible subordinated units, or securities of private companies, and the value of such investments will ordinarily be determined based on fair valuations determined by the Adviser pursuant to procedures adopted by the Board of Directors. Similarly, direct placements of common units will be based on fair value determinations because of their restricted nature; however, the Adviser expects that such values will be based on a discount from publicly available market prices. Restrictions on resale or the absence of a liquid secondary market may adversely affect the ability of the Company to determine its net asset value. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so. In addition, the Company relies to some extent on information provided by MLPs to estimate taxable income allocable to MLP units held by the Company and to estimate associated deferred tax liability. See "Net Asset Value."

     Interest Rate Risk. Generally, when market interest rates rise, the values of debt securities decline, and vice versa. The Company's investment in such securities means that the net asset value and market price of the Common Shares will tend to decline if market interest rates rise. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     Below Investment Grade Securities Risk. Investing in lower grade debt instruments involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

     Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on the Company's net asset value and the market value of its common stock. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     Management Risk. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. The Adviser has been managing the Company since it began operations in February 2004. The Adviser relies on the officers, employees, and resources of Fountain Capital, KCEP and their affiliates for certain functions. Three of the five members of the investment committee are affiliates of, but not employees of, the Adviser, and each have other significant responsibilities with such affiliated entities. Fountain Capital, KCEP and their affiliates conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities become significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel.

     Nondiversification. The Company is a nondiversified, closed-end management investment company under the 1940 Act and is not treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory limits under the 1940 Act or the Internal Revenue Code on the number or size of securities held by the Company. There currently are approximately fifty-five (55) companies presently organized as MLPs and only a limited amount of those companies operate energy infrastructure assets. The Company selects MLP investments from this small pool of issuers. The Company may invest in non-MLP securities issued by energy infrastructure companies to a lesser degree, consistent with its investment objective and policies.


     Market Discount Risk. The Company's common stock has a limited trading history and has traded both at a premium and at a discount in relation to net asset value. The public offering price for the Common Shares represents a 4.5% premium over the per share net asset value on December 13, 2004, there can be no assurance that this premium will continue after this offering or that the shares will not again trade at a discount. Shares of closed-end investment companies frequently trade at a discount from net asset value, but in some cases have traded above net asset value. Continued development of alternatives to the Company as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in the shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in the Company's net asset value as a result of investment activities. Depending on the premium of the Company's common stock, the Company's net asset value may be reduced immediately following this offering by the offering costs for Common Shares, which will be borne entirely by the Company.


     Whether stockholders will realize a gain or loss upon the sale of the Company's common stock depends upon whether the market value of the shares at the time of sale is above or below the price the stockholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Company's net asset value. Because the market value of the Company's common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Company, the Company cannot predict whether its common stock will trade at, below or above net asset value, or below or above the public offering price for the Common Shares.

     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets.

     Anti-Takeover Provisions. The Company's Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company. See "Certain Provisions in the Company's Charter and Bylaws."

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

     The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's day-to-day operations. The names and business addresses of the directors and officers of the Company, together with their principal occupations and other affiliations during the past five years, are set forth in the statement of additional information. The Board of Directors of the Company consists of a majority of directors who are not interested persons (as defined in the 1940 Act) of the Adviser or its affiliates.

INVESTMENT ADVISER

     Pursuant to an Advisory Agreement, the Adviser provides the Company with investment research and advice and furnishes the Company with an investment program consistent with the Company's investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the Company's securities transactions and reports to the Board on the Company's investments and performance.


     The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. The Adviser was formed in October 2002 to provide portfolio management services to institutional and high net worth investors seeking professional management of their MLP investments. The Adviser is controlled equally by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners LC ("KCEP"). As of October 31, 2004, the Adviser had approximately $591 million of client assets under management. Affiliates of the Adviser have an additional $325 million of energy infrastructure investment assets under management. The Adviser's investment committee is comprised of five seasoned portfolio managers led by David J. Schulte, CFA.



     Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Fountain Capital had $2.6 billion of client assets under management as of October 31, 2004. Atlantic Asset Management LLC ("Atlantic") is a minority owner, and an affiliate, of Fountain Capital. Atlantic was formed in 1992 and provides, directly or through affiliates, a variety of fixed-income investment advisory services including investment grade bond and high-yield bond strategies, investment grade collateralized debt obligations and mortgage hedge funds. KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $110 million. KCEP focuses on private equity investments in the consumer, telecom/media and natural resource distribution and services industries.


     The Adviser relies on the officers, employees, and resources of certain affiliated entities for certain functions. Three of the five members of the investment committee of the Adviser are affiliates of, but not employees of, the Adviser. Each member of the investment committee has other significant responsibilities with such affiliated entities. The affiliated entities conduct businesses and activities of their own in which the Adviser has no economic interest. If these separate activities become significantly greater than the Adviser's activities, there could be material competition for the efforts of key personnel.

     The investment management of the Company's portfolio is the responsibility of a team of portfolio managers consisting of David J. Schulte, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, and Terry C. Matlack.

          David J. Schulte. Mr. Schulte is a Managing Director of KCEP and a Manager of the Adviser. Mr. Schulte focuses on acquisition financings primarily for natural resource distribution and service companies. Prior to joining KCEP in 1993, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc. From 1986 to 1989, he was a securities law attorney. Mr. Schulte holds a Bachelor of Science degree in Business Administration from Drake University and a Juris Doctorate degree from the University of Iowa. He earned his CFA designation in 1992, and is a member of the Corporate Governance Task Force of the CFA Institute.

          H. Kevin Birzer. Mr. Birzer is a Partner/Senior Analyst with Fountain Capital and a Manager of the Adviser. Mr. Birzer, who has 20 years of investment experience including 16 in high-yield securities, began his career with Peat Marwick. His subsequent experience includes three years working as a Vice President for F. Martin Koenig & Co., focusing on equity and option investments, and three years at Drexel Burnham Lambert, where he was a Vice President in the Corporate Finance Department. Mr. Birzer graduated magna cum laude with a Bachelor of Business Administration degree from the University of Notre Dame and holds a Master of Business Administration degree from New York University. He earned his CFA designation in 1988.

          Zachary A. Hamel. Mr. Hamel is a Partner/Senior Analyst with Fountain Capital and a Manager of the Adviser. Mr. Hamel joined Fountain in 1997. He covers energy, chemicals and utilities. Prior to joining Fountain, Mr. Hamel worked for the Federal Deposit Insurance Corporation for eight years as a Bank Examiner and a Regional Capital Markets Specialist. Mr. Hamel graduated from Kansas State University with a Bachelor of Science in Business Administration. He also attained a Master in Business Administration from the University of Kansas School of Business. He earned his CFA designation in 1998.

          Kenneth P. Malvey. Mr. Malvey joined Fountain Capital as an Investment Analyst in 2002 and is a Manager of the Adviser. Prior to joining Fountain Capital, Mr. Malvey was one of three members of the Global Office of Investments for GE Capital's Employers Reinsurance Corporation. Most recently he was the Global Investment Risk Manager for a portfolio of approximately $24 billion of fixed-income, public equity and alternative investment assets. Prior to joining GE Capital in 1996, Mr. Malvey was a Bank Examiner and Regional Capital Markets Specialist with the FDIC for nine years. Mr. Malvey graduated magna cum laude with a Bachelor of Science degree in Finance from Winona State University, Winona, Minnesota. He received his CFA designation in 1996.

          Terry C. Matlack. Mr. Matlack is a Managing Director of KCEP and a Manager of the Adviser. Prior to joining KCEP in 2001, Mr. Matlack was President of GreenStreet Capital and its affiliates in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the board of directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a cellular rural service area operator. He also has served as a specialist in corporate finance with George K. Baum & Company, and as Executive Vice President of Corporate Finance at B.C. Christopher Securities Company. Mr. Matlack graduated with a Bachelor of Science in Business Administration from Kansas State University and holds a Masters of Business Administration and a Juris Doctorate from the University of Kansas. He earned his CFA designation in 1985.

COMPENSATION AND EXPENSES

     Under the Advisory Agreement, the Company pays to the Adviser quarterly, as compensation for the services rendered by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (1) deferred taxes, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock. Because the fee paid to the Adviser is determined on the basis of the Company's Managed Assets, the Adviser's interest in determining whether to leverage the Company may conflict with the interests of the Company. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five days after the end of that quarter. The Adviser has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of average monthly Managed Assets through February 28, 2006 and 0.10% of average monthly Managed Assets through February 28, 2009.

     The Company bears all expenses not specifically assumed by the Adviser incurred in the Company's operations and will bear the expenses related to the offering of the Common Shares. Expenses borne by the Company include, but are not limited to, the following: (1) expenses of maintaining the Company and continuing its existence, (2) registration of the Company under the 1940 Act,
(3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions,
(11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the Adviser's organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, indebtedness or issuing and maintaining preferred stock, (18) all expenses incurred in connection with the organization of the Company and the initial public offering of the Company's common stock and this offering of common stock, and (19) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.

                                 DISTRIBUTIONS

DISTRIBUTION POLICY

     The Company intends to pay out substantially all of its DCF to holders of common stock through quarterly distributions. DCF is the amount received by the Company as cash or paid-in-kind distributions from MLPs or their affiliates, and interest payments received on debt securities owned by the Company, less current or anticipated operating expenses, taxes on Company taxable income, and leverage costs paid by the Company. The Board of Directors has adopted a policy to target distributions to common stockholders in an amount of at least 95% of DCF on an annual basis. It is expected that the Company will declare and pay a distribution to holders of common stock at the end of each fiscal quarter beginning, with respect to the Common Shares offered in this prospectus, with the quarter ending February 28, 2005. All realized capital gains, if any, net of applicable taxes, will be retained by the Company. Unless a stockholder elects to receive distributions in cash, the distributions will be used to purchase additional common stock of the Company. The tax status of distributions is the same whether they are reinvested in shares of the Company or received in cash. See "Automatic Dividend Reinvestment Plan."

     The yield on Common Shares will likely vary from period to period depending on factors including market conditions, the timing of the Company's investments in portfolio securities, the securities comprising the Company's portfolio, changes in interest rates (including changes in the relationship between short-term rates and long-term rates), the amount and timing of the use of borrowings and other leverage by the Company, the effects of leverage on the Common Shares (discussed above under "Leverage"), the timing of the investment of offering proceeds and leverage proceeds in portfolio securities and the Company's net assets and its operating expenses. Consequently, the Company cannot guarantee any particular yield on the Common

Shares, and the yield for any given period is not an indication or representation of future yields on the Common Shares.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     If a stockholder's shares are registered directly with the Company or with a brokerage firm that participates in the Company's Automatic Dividend Reinvestment Plan (the "Plan"), all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Investors Services, LLC ("Computershare"), in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions in cash by sending written instructions to Computershare, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

     Whenever the Company declares a distribution payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent amount in shares of common stock. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional common stock from the Company ("Additional Common Stock") or (ii) by purchase of outstanding common stock on the open market ("open-market purchases") on the NYSE or elsewhere. If, on the payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will receive Additional Common Stock from the Company for each participant's account. The number of Additional Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the distribution by the greater of (i) the net asset value per share of common stock on the payment date, or (ii) 95% of the market price per share of common stock on the payment date.

     If, on the payment date, the net asset value per shares of common stock exceeds the market price plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent has until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 90 days after the payment date ("last purchase date") to invest the distribution amount in shares acquired in open-market purchases. The Company expects to declare and pay quarterly distributions. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the distribution through the date before the next ex-dividend date. The weighted average price (including brokerage commissions) of all common stock purchased by the Plan Agent as Plan Agent will be the price per share of common stock allocable to each participant. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in Additional Common Stock on the payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in Additional Common Stock at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders' accounts in the Plan and furnishes written confirmation of each acquisition made for the participant's account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent's name or that of its nominee, and each stockholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

     There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold.

     The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See "Tax Matters."

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Company's shares of common stock is higher than the net asset value, participants in the Plan will receive shares of common stock of the Company at less than they could otherwise purchase such shares and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions of shares of common stock with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, because the Company does not redeem its shares, the price on resale may be more or less than the net asset value. See "Tax Matters" for a discussion of tax consequences of the Plan.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Company reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or the Company upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a share of common stock at the then current market value of common stock to be delivered to him or her. If preferred, a participant may request the sale of all of the common stock held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common stock registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or the Company at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant's account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by the Company.

     All correspondence concerning the Plan should be directed to Computershare at Two North LaSalle Street, Chicago, Illinois 60602.

                          CLOSED-END COMPANY STRUCTURE

     The Company is a nondiversified, closed-end management investment company (commonly referred to as a closed-end fund) which began operations in February 2004. Closed-end companies differ from open-end companies (which are generally referred to as mutual funds) in that closed-end companies generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if a stockholder wishes to sell shares of a closed-end company, he or she must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the company, the mutual fund will redeem or buy back the shares at net asset value. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end companies generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the company's investments. By comparison, closed-end companies are generally able to stay more fully invested in securities that are consistent with their investment objectives and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

     Shares of closed-end companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that the Company's net asset value may decrease as a result of investment activities. To the extent the Common Shares do trade at a discount, the Company's Board of Directors may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to stockholders of the increase in the net asset value per share resulting from such purchases against the decrease in the assets of the Company and potential increase in the expense ratio of expenses to assets of the Company. The Board of Directors believes that in addition to the beneficial effects described above, any such purchases or tender offers may result in the temporary narrowing of any discount but will not have any long-term effect on the level of any discount. There is no guarantee or assurance that the Company's Board of Directors will decide to engage in any of these actions. There is also no guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Conversion of the Company to an open-end mutual fund is extremely unlikely and would require an amendment to the Company's Charter.

                                  TAX MATTERS

     The following is a general summary of certain federal tax considerations affecting the Company and its stockholders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts and certain tax-deferred accounts, and foreign investors. Unless otherwise noted, this discussion assumes that stockholders are U.S. persons and hold Common Shares as capital assets. More detailed information regarding the tax consequences of investing in the Company is in the statement of additional information.

     Company Federal Income Taxation. The Company is treated as a corporation for federal and state income tax purposes. Thus, the Company is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company must report its allocable share of the MLP's taxable income in computing its taxable income. Based upon the Company's review of the historic results of the type of MLPs in which the Company invests, the Company expects that the cash flow received by the Company with respect to its MLP investments will exceed the taxable income allocated to the Company. There is no assurance that the Company's expectation regarding the tax character of MLP distributions will be realized. If this expectation is not realized, there will be greater tax expense borne by the Company and less cash available to distribute to stockholders. In addition, the Company will take into account in its taxable income amounts of gain or loss recognized on the sale of MLP interests. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. The Company may be subject to a 20 percent alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Company's regular income tax.

     The Company is not treated as a regulated investment company under the Internal Revenue Code. The Internal Revenue Code generally provides that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The Company's assets and expected income do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules have no application to the Company or to stockholders of the Company. Recent changes to the federal tax laws permit regulated investment companies to invest up to 25% of their total assets in MLPs. Such changes would not allow the Company to pursue its objective. Accordingly, the Company does not intend to change its tax status as a result of such legislation.

     Stockholder Federal Income Taxation. Unlike a holder of a direct interest in MLPs, a stockholder will not include its allocable share of the Company's income, gains, losses or deductions in computing its own taxable income. The Company expects to distribute to its common stockholders at least 95% of DCF. The Company's distribution of its DCF will be treated as taxable dividend income to the stockholder to the extent of the Company's current or accumulated earnings and profits allocable to the shares held by the stockholder. If the distribution exceeds the earnings and profits, the distribution is treated as a tax-free return of capital to the stockholder to the extent of the stockholder's basis in the shares of common stock, and then as capital gain. Stockholders will receive a Form 1099 from the Company (rather than a Form K-1 from each MLP if an investor invested directly in the MLPs) and will recognize dividend income only to the extent of the Company's current or accumulated earnings and profits.

     Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the MLPs, the Company anticipates that the distributed cash from the MLPs will exceed the Company's share of the MLP income and the Company's gain on the sale of MLP interests. Thus, the Company anticipates that only a portion of distributions of DCF will be treated as dividend income to its stockholders. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on the MMP Shares, and then to the extent remaining, if any, to pay distributions on the common stock. To the extent that distributions to a stockholder exceed the Company's earnings and profits, a stockholder's basis in shares of common stock will be reduced and, if a stockholder has no further basis in its shares, a stockholder will report any excess as capital gain.

     The Jobs Growth and Tax Relief Reconciliation Act of 2003 amended the federal income tax law generally to reduce the maximum federal income tax rate of qualifying dividend income to the rate applicable to long-term capital gains, which is generally fifteen percent. The portion of the Company's distributions of DCF treated as a dividend for federal income tax purposes should be treated as a qualifying dividend for federal income tax purposes. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2008.

     If a stockholder participates in the Company's automatic dividend reinvestment plan, such stockholder will be taxed upon the amount of distributions as if such amount had been received by the participating stockholder and the participating stockholder reinvested such amount in Additional Common Stock.

     Investment by Tax-Exempt Investors and Regulated Investment
Companies. Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in the Company. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on UBTI. Because the Company is a corporation for federal income tax purposes, an owner of Common Shares will not report on its federal income tax return any of the Company's items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of common stock, including Common Shares, unless its ownership of the common stock is debt-financed. In general, common stock would be debt-financed if the tax-exempt owner of common stock incurs debt to acquire common stock or otherwise incurs or maintains a debt that would not have been incurred or maintained if the common stock had not been acquired.

     For federal income tax purposes, a regulated investment company, or "mutual fund," is required to derive 90% or more of its gross income from interest, dividends and gains from the sale of stocks or securities or foreign currency or specified related sources. As stated above, an owner of common stock will not report on its federal income tax return any of the Company's items of income, gain, loss and deduction. Instead, the owner will simply report income with respect to the Company's distributions or gain with respect to the sale of common stock. Thus, ownership of common stock will not result in income that is not qualifying income for a mutual fund. Furthermore, any gain from the sale or other disposition of the common stock, and the associated purchase and exchange rights, will constitute gain from the sale of stock or securities and will qualify for purposes of the 90% test applicable to mutual funds. Finally, common stock, and the associated purchase and exchange rights, will constitute qualifying assets to mutual funds, which also must own at least 50% of qualifying assets at the end of each quarter.

     Sale of the Common Stock. Upon sale of the Company's common stock, including Common Shares, a stockholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the stockholder's federal income tax basis of common stock sold. Generally, such capital gain or loss will be long-term capital gain or loss if common stock was held as a capital asset for more than twelve months.

     Backup Withholding and Information Reporting. Backup withholding of U.S. federal income tax may apply to the distributions of DCF to be made by the Company if a stockholder fails to timely provide taxpayer identification numbers or if the Company is so instructed by the Internal Revenue Service ("IRS"). Any amounts withheld from a payment to a U.S. holder under the backup withholding rules are allowable as a refund or credit against the holder's U.S. federal income tax, provided that the required information is furnished to the IRS in a timely manner.

     State and Local Taxes. Company distributions also may be subject to state and local taxes.

     Tax matters are very complicated, and the federal tax consequences of an investment in and holding of the Common Shares will depend on the facts of each investor's situation. Investors are encouraged to consult their own tax advisers regarding the specific tax consequences that may affect such investors.

                                NET ASSET VALUE

     The Company computes its net asset value for its common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. The Company makes its net asset value available for publication monthly. For purposes of determining the net asset value of a share of the Company's common stock, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) less (i) all of its liabilities (including accrued expenses and both current and deferred income taxes), (ii) accumulated and unpaid dividends on any outstanding preferred shares, (iii) the aggregate liquidation preference of any outstanding preferred shares, (iv) accrued and unpaid interest payments on any outstanding indebtedness, (v) the aggregate principal amount of any outstanding indebtedness, and (vi) any distributions payable on the Company's common stock. The net asset value per share of common stock will equal the net asset value of the Company divided by the number of outstanding shares of common stock.

     Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the "Accounting Services Provider"), the Accounting Services Provider values the assets in the Company's portfolio in accordance with Valuation Procedures adopted by the Board of Directors. The Accounting Services Provider obtains securities market quotations from independent pricing services approved by the Adviser and ratified by the Board of Directors. Securities for which market quotations are readily available shall be valued at "market value." Any other securities shall be valued at "fair value."

     Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options of futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Valuation Procedures.

     If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures. A report of any prices determined pursuant to fair value methodologies will be presented to the Board of Directors or a designated committee thereof at the next regularly scheduled Board meeting.

                          DESCRIPTION OF CAPITAL STOCK

     The Company is authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share ("common stock"), and up to 10,000,000 shares of preferred stock, $.001 par value per share ("preferred stock"). As of October 31, 2004, the Company had 12,684,154 shares of common stock outstanding and 1,400 shares of preferred stock outstanding. The Board of Directors may, without any action by the stockholders, amend the Company's Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, the Company could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Company that might otherwise be in the shareholders' best interests. Under Maryland law, stockholders generally are not liable for Company debts or obligations.


     The information contained under this heading is subject to the provisions contained in the Company's Charter and Bylaws and the laws of the State of Maryland.


COMMON STOCK

     All Common Shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of shares of common stock, including Common Shares, are entitled to receive distributions when authorized by the Board of Directors and declared out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Company's securities. All shares of common stock have equal distribution, liquidation and other rights.

     Limitations on Distributions. So long as Tortoise Notes or other senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from the Company unless all accrued interest on such senior indebtedness has been paid, and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

     So long as MMP Shares or other shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from the Company unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Leverage."

     Distribution Rights. Holders of shares of common stock are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding Tortoise Notes or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of the Company's capital stock, including the MMP Shares.

     Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of capital stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of capital stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of MMP Shares have the right to elect two directors at all times. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

     The Charter provides for approval of certain extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that any proposal to convert the Company from a closed-end investment company to an open-end investment company or any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The "continuing directors" are defined in the Charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors then on the Board of Directors.

     Under the rules of the NYSE applicable to listed companies, the Company normally will be required to hold an annual meeting of stockholders in each fiscal year. If the Company is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Company may decide not to hold annual meetings of stockholders.

     Additional Offerings. Other offerings of common stock, if made, will require approval of the Board of Directors and will be subject to the requirement of the 1940 Act that common stock may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except in limited circumstances including in connection with an offering to existing stockholders.


PREFERRED STOCK


     The Company has 1,400 MMP Shares with an aggregate liquidation preference of $35,000,000 outstanding. The MMP Shares pay cash dividends at dividend rates that vary based on auctions normally held every twenty-eight (28) days. The MMP Shares rank junior to the Tortoise Notes and any other borrowings, on par with other preferred stock of the Company, if any, and senior to all common stock. Under the 1940 Act, the Company may only issue one class of senior equity securities. So long as MMP Shares are outstanding, additional issuances of preferred stock must be of the same class as MMP Shares and will have no preference or priority over the MMP Shares upon the distribution of assets of the Company. It is expected that any additional issuance of preferred stock would be additional series of MMP Shares. The MMP Shares are not convertible into shares of common stock or other stock of the Company, have no preemptive rights, and are not subject to any sinking fund. The MMP Shares are subject to optional and mandatory redemption under certain circumstances. Any redemption or purchase of preferred stock by the Company will reduce the leverage applicable to the common stock, while any resale of shares by the Company will increase that leverage.

     Distribution Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by the Company.

     Voting Rights. Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of MMP Shares have one vote per share and vote together with holders of common stock as a single class.

     The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years' accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Company's Charter and Bylaws." As a result of these voting rights, the Company's ability to take any such actions may be impeded to the extent that any shares of its preferred stock are outstanding.

     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

     Except in an auction in which the MMP Shares are traded, the Company will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any MMP Share, so long as the Company is current in the payment of dividends on the MMP Shares and on any other shares of the Company ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.

                  DESCRIPTION OF TORTOISE NOTES AND BORROWINGS

     The Charter authorizes the Company, without prior approval of holders of common and preferred stock, to borrow money. The Company may issue additional Tortoise Notes, other notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security the Company's assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Tortoise Notes discussed below, will rank senior to the MMP Shares and the common stock.

     On July 15, 2004, the Company issued two series of Tortoise Notes in an aggregate principal amount of $110,000,000 pursuant to the provisions of an indenture. BNY Midwest Trust Company serves as trustee and transfer agent and the Bank of New York serves as transfer agent for the Tortoise Notes. The Tortoise Notes pay interest at rates that vary based on auctions normally held every twenty-eight (28) days. The Tortoise Notes rank senior to the Company's common and preferred stock. Under the 1940 Act, the Company may only issue one class of senior securities representing indebtedness. So long as Tortoise Notes are outstanding, additional senior debt securities must rank on a parity with Tortoise Notes. The Tortoise Notes may be redeemed prior to their maturity at the option of the Company, in whole or in part, under certain circumstances and are subject to mandatory redemption upon failure of the Company to maintain asset coverage requirements with respect to the Tortoise Notes.

     Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, including Tortoise Notes, the Company must have an asset coverage of at least 300%. With respect to any Tortoise Notes or other senior securities representing indebtedness, asset coverage means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. The Company is subject to certain restrictions imposed by guidelines of one or more rating agencies that issued ratings for the Tortoise Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in the Company being subject to similar covenants in credit agreements.

     Distribution Preference. A declaration of a dividend or other distribution on or purchase or redemption of common or preferred stock, is restricted: (i) at any time that an event of default under the Tortoise Notes or any other Borrowings has occurred and is continuing; or (ii) if after giving effect to such declaration, the Company would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Tortoise Notes or other Borrowings; or (iii) if the Company has not redeemed the full amount of Tortoise Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption. In addition, the terms of any other Borrowings may contain provisions that limit certain activities of the Company, including the payment of dividends to holders of common and preferred stock, in certain circumstances.

     Voting Rights. Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does (in certain circumstances) grant to the lenders to the Company certain voting rights in the event of default in the payment of interest on or repayment of principal.

             CERTAIN PROVISIONS IN THE COMPANY'S CHARTER AND BYLAWS


     The following description of certain provisions of the Charter and Bylaws is only a summary. For a complete description, please refer to the Charter and Bylaws, which have been filed as exhibits to the Company's registration statement.


     The Company's Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of the Company, causing it to engage in certain transactions or modifying its structure. These provisions may be regarded as "anti-takeover" provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of the Company.

CLASSIFICATION OF THE BOARD OF DIRECTORS; ELECTION OF DIRECTORS

     The Charter provides that the number of directors may be established only by the Board of Directors pursuant to the Bylaws, but may not be less than one. The Bylaws provide that the number of directors may not be greater than nine. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum. Pursuant to the Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of Class I, Class II and Class III directors will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon the expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualified. Each year only one class of directors will be elected by the stockholders. The classification of the Board of Directors should help to assure the continuity and stability of the Company's strategies and policies as determined by the Board of Directors.

     The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board of Directors. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the stockholders.

REMOVAL OF DIRECTORS

     The Charter provides that a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provision in the Bylaws authorizing only the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of stockholders.

AMENDMENT TO THE CHARTER AND BYLAWS

     The Charter provides that amendments to the Charter must be declared advisable by the Board of Directors and generally approved by the affirmative vote of stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Certain provisions of the Charter, including its provisions on classification of the Board of Directors, election and removal of directors and conversion of the Company to an open-end investment company, may be amended only by the affirmative vote of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on the matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The Board of Directors has the exclusive power to adopt, alter or repeal any provision of the Bylaws and to make new Bylaws.

DISSOLUTION OF THE COMPANY

     The Charter provides that any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board), such proposal may be approved by a majority of the votes entitled to be cast on such matter.

ADVANCE NOTICE OF DIRECTOR NOMINATIONS AND NEW BUSINESS

     The Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Company's notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to notice of the meeting by the Company, (ii) by the Board of Directors, or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

                                  UNDERWRITING


     The Underwriters named below, acting through Stifel, Nicolaus & Company, Incorporated, RBC Capital Markets Corporation, and Oppenheimer & Co. Inc., as their representatives (the "Representatives"), have severally agreed, subject to
the terms and conditions of an underwriting agreement dated           , 2004, to
purchase from the Company the number of Common Shares set forth opposite their respective names.



                                                                NUMBER OF
UNDERWRITER                                                   COMMON SHARES
-----------                                                   -------------
Stifel, Nicolaus & Company, Incorporated....................
Oppenheimer & Co. Inc.......................................
RBC Capital Markets Corporation.............................
                                                               -----------
          Total.............................................
                                                               ===========



LISTING


     The underwriting agreement provides that the obligations of the Underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all the Common Shares listed in the table above if any of the Common Shares are purchased.

     The Common Shares will be listed on the NYSE under the symbol "TYG." The provisions of the 1940 Act require that the public offering price of the Common Shares, less underwriting commissions and discounts, must equal or exceed the net asset per share of the Company's common stock (computed within 48 hours). Consequently, the offering price for the Common Shares was determined based on, among other factors, the Company's net asset value and the last sale price of
the Company's common stock on the NYSE, on           , 2004. Investors must pay
for any shares purchased in the public offering on or before           , 2004.

     The Underwriters propose initially to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the
public offering price less a concession not in excess of $     per share. The
underwriting discounts and commissions the Company will pay of $     per share
are equal to      % of the initial offering price. The Underwriters may allow,
and the dealers may reallow, a discount not in excess of $     per share on
sales to other dealers. After the public offering of Common Shares, the public offering price, concession and discount may be changed. The Representatives have advised the Company that the Underwriters do not intend to confirm any sales to any account over which they exercise discretionary authority.


     Certain officers and directors of the Company are expected to purchase approximately $400,000 of the Company's common stock at the public offering price in this offering.


COMMISSION AND EXPENSES

     The following table shows the public offering price, underwriting discounts and commissions and proceeds before expenses to the Company. The information assumes either no exercise or full exercise by the Underwriters of their over-allotment option.

PER SHARE                                                  WITHOUT OPTION   WITH OPTION
---------                                                  --------------   ------------
Public offering price....................................   $               $
Underwriting discounts and commissions...................   $               $
Proceeds, before expenses to the Company.................   $               $


     The expenses of the offering are estimated to be $600,000, a portion of which may be reimbursed by the Adviser.

     Until the distribution of the Common Shares is complete, the Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Company's Common Shares.

OVER-ALLOTMENT OPTION

     The Company has granted the Underwriters an option to purchase up to additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of this prospectus, to cover any over-allotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares proportionate to that underwriter's initial amount reflected in the table below.

STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

     In connection with this offering, the Underwriters may engage in stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of the Common Shares in accordance with Regulation M under the Securities Exchange Act of 1934, as amended.

     - Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

     - Over-allotment transactions involve sales by the Underwriters of the Common Shares in excess of the number of Common Shares the Underwriters are obligated to purchase, which creates a syndicate short position. The short position may be either a covered short position or a naked short position. In a covered short position, the number of Common Shares over-allotted by the Underwriters is not greater than the number of Common Shares they may purchase in the over-allotment option. In a naked short position, the number of Common Shares involved is greater than the number of Common Shares in the over-allotment option. The Underwriters may close out any short position by either exercising their over-allotment option and/or purchasing the Common Shares in the open market.

     - Syndicate covering transactions involve purchases of the Common Shares in the open market after the distribution has been completed in order to cover syndicate short positions. In determining the source of the Common Shares to close out the short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. If the Underwriters sell more Common Shares than could be covered by the over-allotment option, a naked short position, the position can only be closed out by buying Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there could be downward pressure on the price of the Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering.

     - Penalty bids permit the Representatives to reclaim a selling concession from a syndicate member when the Common Shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover a syndicate short position.

     These stabilizing transactions, syndicate covering transactions and penalty bids may have the effect of raising or maintaining the market price of the Company's common stock or preventing or retarding a decline in the market price of the common stock. As a result, the price of the Company's common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on the NYSE or otherwise and, if commenced, may be discontinued at any time.

     Neither the Company nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of common stock. In addition, neither the Company nor any of the Underwriters makes any representation that the Underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

INDEMNIFICATION

     The Company and the Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 and liabilities arising from breaches of representations and warranties contained in the underwriting agreement, and to contribute to payments the Underwriters may be required to make in respect of any of those liabilities; provided that such indemnification shall not extend to any liability or action resulting from the gross negligence or willful misconduct of the Underwriters.

ELECTRONIC DISTRIBUTION

     A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by one or more of the underwriters and/or selling group members participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter or selling group member, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representatives on the same basis as other allocations.

     Other than the prospectus in electronic format, the information on any underwriter's or selling group member's website and any information contained in any other website maintained by an underwriter or selling group member is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us or any underwriter or selling group member in its capacity as underwriter or selling group member and should not be relied upon by investors.

LOCK-UP AGREEMENTS

     The Company has agreed not to offer or sell any additional common stock for a period of 90 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of Common Shares to the Underwriters pursuant to the underwriting agreement.

     The Company anticipates that the Underwriters may from time to time act as brokers or dealers in executing the Company's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions may so act while they are underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Company.


     The addresses of the Representatives are: Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, St. Louis, MO 63102; RBC Capital Markets Corporation, 60 South Sixth Street, Minneapolis, MN 55402; and Oppenheimer & Co. Inc., 125 Broad St., 15th Floor, New York, NY 10004.



                             CERTAIN RELATIONSHIPS



     Lehman Brothers Inc. served as underwriters in prior offerings of the Company. Pursuant to a letter dated November 26, 2003, the Company agreed that until November 26, 2004, Lehman Brothers Inc. had the right, but not the obligation, to act as exclusive underwriter, arranger and/or advisor with respect to the issuance of any indebtedness by the Company or other security that ranks senior to the common stock, other than bank loans. The Company also agreed that until November 26, 2004, the Company would not make direct or indirect minority investments in certain MLPs, or enter into any transaction that results in the acquisition of any equity investment in these MLPs (other than open market purchases on a national securities exchange) unless Lehman Brothers Inc. acted as placement agent in connection with such investment. The direct placement fees the issuers of the MLP securities in which the Company invested paid to Lehman Brothers Inc. for acting as placement agent were separate and distinct from the discounts and commissions that were paid by the Company in connection with previous offerings. The direct placement agreement expired November 26, 2004. The Company believes that the agreement provided it with greater access to direct placement opportunities than would have been the case absent the agreement and that services were provided on competitive terms for the MLP market. See "Portfolio Transactions -- Execution of Portfolio Transactions" in the Statement of Additional Information.

       ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT


     U.S. Bancorp Fund Services, LLC serves as the Company's administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

     Computershare Investor Services, LLC serves as the Company's transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

     U.S. Bank N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

                                 LEGAL MATTERS


     Blackwell Sanders Peper Martin, LLP, Kansas City, Missouri, serves as counsel to the Company. Vedder, Price, Kaufman & Kammholz, P.C. ("Vedder Price"), Chicago, Illinois, is serving as special counsel to the Company in connection with this offering. Kaye Scholer LLP serves as counsel to the Underwriters. Stroock & Stroock & Lavan LLP is serving as special counsel to the Underwriters in connection with this offering. Certain legal matters in connection with the Common Shares offered hereby are passed on for the Company by Vedder Price, and for the Underwriters by Kaye Scholer LLP. Vedder Price may rely on the opinion of Venable LLP, Baltimore, Maryland, on certain matters of Maryland law.


                          INTELLECTUAL PROPERTY RIGHTS

     A patent application has been filed with the United States Patent and Trademark Office describing the Adviser's systems and methods for managing a portfolio of MLPs. There is no assurance that the patent will ultimately be granted. The scope of the patent, if granted, is not known at this time and will not necessarily preclude other firms from developing and operating a portfolio of MLPs.

                               TABLE OF CONTENTS

                  FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                              PAGE
                                                              ----
Investment Limitations......................................   S-1
Investment Objective and Policies...........................   S-3
Management of the Company...................................  S-14
Portfolio Transactions......................................  S-22
Net Asset Value.............................................  S-23
Leverage....................................................  S-24
Description of Capital Stock................................  S-25
Description of Tortoise Notes and Borrowings................  S-27
Rating Agency Guidelines....................................  S-28
Certain Federal Income Tax Matters..........................  S-30
Proxy Voting Policies.......................................  S-33
Independent Registered Public Accounting Firm...............  S-34
Administrator, Custodian, Transfer Agent and Dividend Paying
  Agent.....................................................  S-34
Additional Information......................................  S-34
Financial Statements........................................   F-1
Appendix A -- Rating of Investments.........................   A-1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                        COMMON SHARES

                                [TORTOISE LOGO]

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                           -------------------------
                                   PROSPECTUS

                                          , 2004
                           -------------------------


                           STIFEL, NICOLAUS & COMPANY

                                  INCORPORATED

                               OPPENHEIMER & CO.


                              RBC CAPITAL MARKETS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                 (TORTOISE LOGO)


                 SUBJECT TO COMPLETION, DATED DECEMBER 14, 2004


     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                                 ________, 2004

                      STATEMENT OF ADDITIONAL INFORMATION

     Tortoise Energy Infrastructure Corporation (the "Company") is a nondiversified, closed-end management investment company which began operations in February 2004. This statement of additional information relating to this offering of the Company's shares of common stock ("Common Shares") is not a prospectus, but should be read in conjunction with the Company's prospectus
relating thereto dated          , 2004.

     On July 15, 2004, the Company issued two series of auction rate senior notes due July 15, 2044, in an aggregate principal amount of $110,000,000 ("Tortoise Notes"). On September 16, 2004, the Company issued 1,400 auction rate preferred shares (denominated as Money Market Cumulative Preferred Shares or "MMP Shares"), liquidation preference $25,000 per share ($35,000,000 in aggregate). The Company may, in the future, issue additional series of Tortoise Notes or MMP Shares or other senior securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's common stock is junior in liquidation and distribution rights to Tortoise Notes and MMP Shares. The issuance of debt and preferred stock, including Tortoise Notes and MMP Shares, represent the leveraging of the Company's common stock. The issuance of additional common stock in this offering will enable the Company to increase the aggregate amount of its leverage.

     This statement of additional information does not include all information that a prospective investor should consider before purchasing Common Shares of the Company. Investors should obtain and read the Company's prospectus prior to purchasing Common Shares. A copy of the Company's prospectus is available without charge from the Company by calling 1-888-728-8784. You may also obtain a copy of the Company's prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the
prospectus. This statement of additional information is dated          , 2004.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Investment Limitations..........................................................   S-1
Investment Objective and Policies...............................................   S-3
Management of the Company.......................................................  S-14
Portfolio Transactions..........................................................  S-22
Net Asset Value.................................................................  S-23
Leverage........................................................................  S-24
Description of Capital Stock....................................................  S-25
Description of Tortoise Notes and Borrowings....................................  S-27
Rating Agency Guidelines........................................................  S-28
Certain Federal Income Tax Matters..............................................  S-30
Proxy Voting Policies...........................................................  S-33
Independent Registered Public Accounting Firm...................................  S-34
Administrator, Custodian, Transfer Agent and Dividend Paying Agent..............  S-34
Additional Information..........................................................  S-34
Financial Statements............................................................   F-1
Appendix A -- Rating of Investments.............................................   A-1

                             INVESTMENT LIMITATIONS

     This section supplements the disclosure in the prospectus and provides additional information on the Company's investment limitations. Investment limitations identified as fundamental may not be changed without the approval of the holders of a majority of the Company's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "1940 Act") means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (2) more than 50% of the outstanding voting shares).

     Investment limitations stated as a maximum percentage of the Company's assets are only applied immediately after, and because of, an investment or a transaction by the Company to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's investment limitations.

FUNDAMENTAL INVESTMENT LIMITATIONS

     The following are the Company's fundamental investment limitations set forth in their entirety. The Company may not:

     (1) issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

     (4) concentrate (invest 25% or more of total assets) its investments in any particular industry, except that the Company will concentrate its assets in the group of industries constituting the energy infrastructure sector;

     (5) underwrite securities issued by others, except to the extent that the Company may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the "1933 Act") in the disposition of restricted securities held in its portfolio;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that the Company may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except that the Company may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

     All other investment policies of the Company are considered nonfundamental and may be changed by the Company's Board of Directors (the "Board") without prior approval of the Company's outstanding voting shares.

NONFUNDAMENTAL INVESTMENT POLICIES

     The Company has adopted the following nonfundamental policies:

     (1) Under normal circumstances, the Company invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies.

     (2) The Company invests at least 70% and up to 100% of its total assets in equity securities issued by master limited partnerships ("MLPs").

     (3) The Company may invest up to 30% of total assets in restricted securities, primarily through direct placements. The types of direct placements that the Company may purchase include MLP convertible subordinated units, MLP common units and securities of private energy infrastructure companies (i.e., non-MLPs). Investments in private companies that do not have any publicly traded shares or units are limited to 5% of the Company's total assets.

     (4) The Company may invest up to 25% of total assets in debt securities of energy infrastructure companies, including securities rated below investment grade (commonly referred to as "junk bonds"). Below investment grade debt securities will be rated at least B3 by Moody's Investors Service, Inc. ("Moody's") and at least B- by Standard & Poor's Ratings Group ("S&P") at the time of purchase, or comparably rated by another statistical rating organization or if unrated, determined to be of comparable quality by Tortoise Capital Advisors LLC (the "Advisor").

     (5) The Company will not invest more than 10% of its total assets in any single issuer.

     (6) The Company will not engage in short sales.

     Currently under the 1940 Act, the Company is not permitted to incur indebtedness unless immediately after such borrowing the Company has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Company's total assets). Additionally, currently under the 1940 Act, the Company may not declare any distribution upon its common stock, or purchase any such stock, unless the aggregate indebtedness of the Company has, at the time of the declaration of any such distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such distribution, or purchase price, as the case may be. Currently under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the Company has asset coverage of at least 200% of the liquidation value of the outstanding preferred stock (i.e., such liquidation value may not exceed 50% of the value of the Company's total assets). In addition, currently under the 1940 Act, the Company is not permitted to declare any cash distribution on its common stock unless, at the time of such declaration, the Company's total assets less liabilities and indebtedness not represented by senior securities (determined after deducting the amount of such distribution) is at least 200% of such liquidation value.

     Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Both transactions involving indebtedness and any preferred stock issued by the Company would be considered senior securities under the 1940 Act, and as such, are subject to the asset coverage requirements discussed above.

     Currently under the 1940 Act, the Company is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Company, except for a loan from the Company to a company which owns all of the outstanding securities of the Company. Currently, under interpretative positions of the staff of the SEC, the Company may not have on loan at any given time securities representing more than one-third of its total assets.

     The Company interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Company, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

     The Company interprets its policy with respect to concentration to include energy infrastructure companies, as defined in the prospectus and below. See "Investment Objective and Policies."

     Under the 1940 Act, the Company may, but does not intend to, invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Company will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Company's advisory fees and other expenses with respect to assets so invested. Holders of the Company's common stock would therefore be subject to duplicative expenses to the extent the Company invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Leverage," the net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

                       INVESTMENT OBJECTIVE AND POLICIES

     The prospectus presents the investment objective and the principal investment strategies and risks of the Company. This section supplements the disclosure in the Company's prospectus and provides additional information on the Company's investment policies, strategies and risks. Restrictions or policies stated as a maximum percentage of the Company's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Company's restrictions and policies.

     The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to stockholders. For purposes of the Company's investment objective, total return includes capital appreciation of, and all distributions received from, securities in which the Company invests regardless of the tax character of the distribution. There is no assurance that the Company will achieve its objective. The investment objective and the investment policies discussed below are nonfundamental. The Board may change the investment objective, or any policy or limitation that is not fundamental, without a stockholder vote. Stockholders will receive at least 60 days' prior written notice of any change to the nonfundamental investment policy of investing at least 90% of total assets in energy infrastructure companies. Unlike most other investment companies, the Company is not treated as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). Therefore, the Company is taxed as a regular "C" corporation and is subject to federal and applicable state corporate income taxes.

     Under normal circumstances, the Company invests at least 90% of its total assets (including assets obtained through leverage) in securities of energy infrastructure companies. Energy infrastructure companies engage in the business of transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (primarily propane), coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. Companies that provide energy-related services to the foregoing businesses are also considered energy infrastructure companies, if they derive at least 50% of revenues from the provision of energy-related services to such companies. The Company invests at least 70% of its total assets in a portfolio of equity securities of energy infrastructure companies that are MLPs that the Adviser believes offer attractive distribution rates and capital appreciation potential. MLP equity securities (known as "units") currently consist of common units, convertible subordinated units and pay-in-kind units or I-Shares ("I-Shares"). The Company also may invest in other securities, consistent with its investment objective and fundamental and nonfundamental policies.

     The following pages contain more detailed information about the types of issuers and instruments in which the Company may invest, strategies the Adviser may employ in pursuit of the Company's investment objective and a discussion of related risks. The Adviser may not buy these instruments or use these techniques unless it believes that doing so will help the Company achieve its objective.

ENERGY INFRASTRUCTURE COMPANIES

     For purposes of the Company's policy of investing 90% of its total assets in securities of energy infrastructure companies, an energy infrastructure company is one that derives at least 50% of its revenues from "Qualifying Income" under Section 7704 of the Internal Revenue Code or one that derives at least 50% of its revenues from the provision of services directly related to the generation of Qualifying Income. Qualifying Income is defined as any income and/or gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting natural gas, oil or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber); or the transportation, delivery or processing of natural resources or minerals.

     Energy infrastructure MLPs are limited partnerships that derive each year at least 90% of their gross income from Qualifying Income and are taxed as partnerships, thereby eliminating federal income tax at the entity level. The business of energy infrastructure MLPs is affected by supply and demand for energy commodities because most MLPs derive revenue and income based upon the volume of the underlying commodity transported, processed, distributed, and/or marketed. Specifically, processing and coal MLPs may be directly affected by energy commodity prices. Propane MLPs own the underlying energy commodity, and therefore have direct exposure to energy commodity prices, although the Adviser intends to seek high quality MLPs that are able to mitigate or manage direct margin exposure to commodity prices. Pipeline MLPs have indirect commodity exposure to oil and gas price volatility because although they do not own the underlying energy commodity, the general level of commodity prices may affect the volume of the commodity the MLP delivers to its customers and the cost of providing services such as distributing natural gas liquids. The MLP sector in general could be hurt by market perception that MLP's performance and valuation are directly tied to commodity prices.

     Energy infrastructure companies (other than most pipeline MLPs) do not operate as "public utilities" or "local distribution companies," and are therefore not subject to rate regulation by state or federal utility commissions. However, energy infrastructure companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most pipeline MLPs are subjected to government regulation concerning the construction, pricing and operation of pipelines. Pipeline MLPs are able to set prices (rates or tariffs) to cover operating costs, depreciation and taxes, and provide a return on investment. These rates are monitored by the Federal Energy Regulatory Commission (FERC) which seeks to ensure that consumers receive adequate and reliable supplies of energy at the lowest possible price while providing energy suppliers and transporters a just and reasonable return on capital investment and the opportunity to adjust to changing market conditions.

     Energy infrastructure MLPs in which the Company invests can generally be classified in the following categories:

     Pipeline MLPs. Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Revenue is derived from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

     Processing MLPs. Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids ("NGLs"). Revenue is derived from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

     Propane MLPs. Propane MLPs are distributors of propane to homeowners for space and water heating. Revenue is derived from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Approximately 70% of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

     Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived from production and sale of coal, or from royalty payments related to leases to coal producers. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLPs' ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Clean Air Act standards have on coal-end users.

     MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions. While opportunities for growth by acquisition appear abundant based on current market conditions, especially for smaller MLPs, the Adviser expects MLPs to grow primarily through internal means.

     MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy infrastructure MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

     MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

     Energy infrastructure MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy infrastructure MLPs.

     Energy infrastructure MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

     Although the Company emphasizes investments in MLPs, it also may invest in energy infrastructure companies that are not organized as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized in corporate rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate "midstream" assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

     The energy industry and particular energy infrastructure companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy infrastructure companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types in insurance more difficult to obtain or obtainable only at significant additional cost. To the extent terrorism results in a lower level economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy infrastructure companies to raise needed capital.

MASTER LIMITED PARTNERSHIPS

     Under normal circumstances, the Company invests at least 70% of its total assets in equity securities of MLPs. An MLP is an entity that is taxed as a partnership and that derives each year at least 90% of its gross income from Qualifying Income. An MLP is a limited partnership the interests in which (known as units) are traded on securities exchanges or over the counter. Organization as a partnership and compliance with the Qualifying Income rules eliminates federal tax at the entity level.

     An MLP has one or more general partners (who may be individuals, corporations, or other partnerships) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management. Typically, the general partner is owned by company management or another publicly traded sponsoring corporation. When an investor buys units in a MLP, he or she becomes a limited partner.

     MLPs are formed in several ways. A nontraded partnership may decide to go public. Several nontraded partnerships may roll up into a single MLP. A corporation may spin-off a group of assets or part of its business into a MLP of which it is the general partner, to realize the assets' full value on the marketplace by selling the assets and using the cash proceeds received from the MLP to address debt obligations or to invest in higher growth opportunities, while retaining control of the MLP. A corporation may fully convert to a MLP, although since 1986 the tax consequences have made this an unappealing option for most corporations. Also, a newly formed company may operate as a MLP from its inception.

     The sponsor or general partner of an MLP, other energy companies, and utilities may sell assets to MLPs in order to generate cash to fund expansion projects or repay debt. The MLP structure essentially transfers cash flows generated from these acquired assets directly to MLP limited partner unit holders.

     In the case of an MLP buying assets from its sponsor or general partner the transaction is intended to be based upon comparable terms in the acquisition market for similar assets. To help insure that appropriate protections are in place, the board of the MLP generally creates an independent committee to review and approve the terms of the transaction. The committee often obtains a fairness opinion and can retain counsel or other experts to assist its evaluation. Since both parties normally have a significant equity stake in the MLP, both parties are aligned to see that the transaction is accretive and fair to the MLP.

     MLPs tend to pay relatively higher distributions than other types of companies and the Company intends to use these MLP distributions in an effort to meet its investment objective.

     As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. Although the percentages vary among MLPs, the general partner's marginal interest in distributions generally increases from 2% to 15% at the first designated distribution target level moving up to 25% and ultimately 50% as pre-established distribution per unit thresholds are met. Nevertheless, the aggregate amount distributed to limited partners will increase as

MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. An MLP typically makes quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently for tax purposes. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

     When the units are sold, the difference between the sales price and the investor's adjusted basis is gain or loss for federal income tax purposes. The partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease resulting from prior distributions; or (2) his basis reaches zero.

     For a further discussion and a description of MLP tax matters, see the section entitled "Certain Federal Income Tax Matters."

THE COMPANY'S INVESTMENTS

     The types of securities in which the Company may invest include, but are not limited to the following:

     Equity Securities. Consistent with its investment objective, the Company may invest up to 100% of its total assets in equity securities issued by energy infrastructure MLPs, including common units, convertible subordinated units and I-Shares units (each discussed below). The Company may also invest up to 30% of total assets in equity securities of non-MLPs.

     The value of equity securities will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. Equity securities risk will affect the Company's net asset value per share, which will fluctuate as the value of the securities held by the Company change. Not all stock prices change uniformly or at the same time, and not all stock markets move in the same direction at the same time. Other factors affect a particular stock's prices, such as poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in governmental regulations affecting an industry. Adverse news affecting one company can sometimes depress the stock prices of all companies in the same industry. Not all factors can be predicted.

     Investing in securities of smaller companies may involve greater risk than is associated with investing in more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than larger more established companies.

     MLP Common Units. MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly discount ("MQD") prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the MQD is not met. In the event of liquidation, MLP common unit holders have first rights to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over the counter.

     MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. The Company expects to purchase subordinated units in direct placements from such persons. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified MQD, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over the counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as MLP common units.

     MLP I-Shares. I-Shares represent an indirect investment in MLP common units. I-Shares are equity securities issued by affiliates of MLPs, typically a limited liability company, that owns an interest in and manages the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP common units. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the cash distribution received by common unit holders of the MLP. The issuer of the I-Share is taxed as a corporation, however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLP and are not subject to state filing obligations solely as a result of holding such I-Shares. Distributions of I-Shares do not generate unrelated business taxable income and are qualifying income for mutual fund investors.

     Debt Securities. The Company may invest up to 25% of its assets in debt securities of energy infrastructure companies, including certain securities rated below investment grade ("junk bonds"). The Company's debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. If a security satisfies the Company's minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, the Company will not be required to dispose of such security. If a downgrade occurs, the Adviser will consider what action, including the sale of such security, is in the best interest of the Company and its stockholders.

     Below Investment Grade Debt Securities. The Company may invest up to 25% of the Company's assets in below investment grade securities. The below investment grade debt securities in which the Company invests are rated from B3 to Ba1 by Moody's, from B- to BB+ by S&P, are comparably rated by another nationally recognized rating agency or are unrated but determined by the Adviser to be of comparable quality.

     Investment in below investment grade securities involves substantial risk of loss. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Company is subject to the following specific risks:

     - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

     - greater risk of loss due to default or declining credit quality;

     - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     - if a negative perception of the below investment grade debt market develops, the price and liquidity of below investment grade debt securities may be depressed. This negative perception could last for a significant period of time.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade debt issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of below investment grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below investment grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down turns in profitability in specific industries, such as the energy infrastructure industry, could adversely affect the ability of below investment grade debt issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Company's net asset value and the market value of its common stock. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Company's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Company could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

     Because investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Company may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     The Company will not invest in distressed, below investment grade securities (those that are in default or the issuers of which are in bankruptcy). If a debt security becomes distressed while held by the Company, the Company may be required to bear certain extraordinary expenses in order to protect and recover its investment if it is recoverable at all.

     See Appendix A to this statement of additional information for a description of Moody's and S&P ratings.

     Restricted, Illiquid and Thinly-Traded Securities. The Company may invest up to 30% of its total assets in restricted securities, primarily through direct placements of MLP securities. Restricted securities obtained by means of direct placements are less liquid than securities traded in the open market, therefore, the Company may not be able to readily sell such securities. Investments currently considered by the Adviser to be illiquid because of such restrictions include subordinated convertible units and certain direct placements of common units. Such securities are unlike securities that are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of securities that are not readily marketable may be lower or higher than the Company's most recent determination of their fair value. Additionally, the value of these securities typically requires more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, the Company may not be able to realize these securities' true value, or may have to delay their sale in order to do so.

     Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. The Adviser has the ability to deem restricted securities as liquid. To enable the Company to sell its holdings of a restricted security not registered under the 1933 Act, the Company may have to cause those securities to be registered. When the Company must arrange registration because the Company wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Company could sell it. The Company would bear the risks of any downward price fluctuation during that period.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration, such as Rule 144A transactions. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that exist or may develop as a result of Rule 144A may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by the Company, however, could affect adversely the marketability of such portfolio securities and the Company might be unable to dispose of such securities promptly or at reasonable prices.

     The Company also may invest in securities that may not be restricted, but are thinly-traded. Although securities of certain MLPs trade on the NYSE, the AMEX, the NASDAQ National Market or other securities exchanges or markets, such securities may trade less than those of larger companies due to their relatively smaller capitalizations. Such securities may be difficult to dispose of at a fair price during times when the Company believes it is desirable to do so. Thinly-traded securities are also more difficult to value and the Adviser's judgment as to value will often be given greater weight than market quotations, if any exist. If market quotations are not available, thinly-traded securities will be valued in accordance with procedures established by the Board. Investment of the Company's capital in thinly-traded securities may restrict the Company's ability to take advantage of market opportunities. The risks associated with thinly-traded securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of thinly-traded securities.

     Commercial Paper. The Company may invest in commercial paper. Commercial paper is a debt obligation usually issued by corporations and may be unsecured or secured by letters of credit or a surety bond. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.

     Asset-backed commercial paper is a debt obligation generally issued by a corporate-sponsored special purpose entity to which the corporation has contributed cash-flowing receivables like credit card receivables, auto and equipment leases, and other receivables. Investment in asset-backed commercial paper is subject to the risk that insufficient proceeds from the projected cash flows of the contributed receivables are available to repay the commercial paper.

     U.S. Government Securities. The Company may invest in U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

     Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the "full faith and credit" of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury Bills have original maturities of one year or less. Treasury Notes have original maturities of one to ten years and Treasury Bonds generally have original maturities of greater than ten years.

     Some agency securities are backed by the full faith and credit of the United States and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

     Repurchase Agreements. The Company may enter into "repurchase agreements" backed by U.S. Government Securities. A repurchase agreement arises when the Company purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Company holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Company to earn interest on assets awaiting long term investment. The Company requires continuous maintenance by the custodian for the Company's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Company could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Company seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

     Reverse Repurchase Agreements. The Company may enter into reverse repurchase agreements for temporary purposes with banks and securities dealers if the creditworthiness of the bank or securities dealer has been determined by the Adviser to be satisfactory. A reverse repurchase agreement is a repurchase agreement in which the Company is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

     At the time when the Company enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government Securities or other "high-grade" debt obligations) of the Company having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Company and held by the custodian throughout the period of the obligation. The use of reverse repurchase agreements by the Company creates leverage which increases the Company's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, the Company's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case. The Company intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

     Margin Borrowing. Although it does not currently intend to, the Company may in the future use margin borrowing of up to 33 1/3% of total assets for investment purposes when the Adviser believes it will enhance returns. Any use of margin borrowing by the Company would be subject to the asset coverage requirements discussed earlier in this statement of additional information. See "Investment Limitations." Margin borrowings by the Company create certain additional risks. For example, should the securities that are pledged to brokers to secure margin accounts decline in value, or should brokers from which the Company has borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Company could be subject to a "margin call," pursuant to which it must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Company, it might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses. For these reasons, the use of borrowings for investment purposes is considered a speculative investment practice.

     Interest Rate Transactions. In an attempt to reduce the interest rate risk arising from the Company's leveraged capital structure, the Company may, but is not obligated to, enter into interest rate transactions such as swaps, caps and floors. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Company would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Company a variable rate payment that is intended to approximate the Company's variable rate payment obligation on any variable rate borrowings or preferred stock. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Company would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. In an interest rate floor, the Company would be entitled to receive, to the extent that a specified index falls below a predetermined interest rate, payments of interest on a notional principal amount from the party selling the interest rate floor. Depending on the state of interest rates in general, the Company's use of interest rate transactions could enhance or decrease Distributable Cash Flow available for distribution to common stockholders. To the extent there is a decline in interest rates, the value of the interest rate transactions could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if the counterparty to an interest rate transaction defaults, the Company would not be able to use the anticipated net receipts under the interest rate transaction to offset the Company's cost of financial leverage.


     The Company has entered into interest rate swap transactions that are intended to hedge the Company's interest payment obligations under the Tortoise Notes against material increases in interest rates through mid-July 2007. The Company's dividend payment obligations under the MMP Shares remain unhedged as of the date of this SAI.


     Delayed-Delivery Transactions. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. The Company may receive fees or price concessions for entering into delayed-delivery transactions.

     When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with the Company's investments. If the Company remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the Company will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When the Company has sold a security on a delayed-delivery basis, the Company does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Company could miss a favorable price or yield opportunity or suffer a loss.

     Securities Lending. The Company may lend securities to parties such as broker-dealers or institutional investors. Securities lending allows the Company to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by the Adviser to be of good credit and legal standing. Furthermore, loans of securities will only be made if, in the Adviser's judgment, the consideration to be earned from such loans would justify the risk.

     The Adviser understands that it is the current view of the Commission staff that the Company may engage in loan transactions only under the following conditions: (1) the Company must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Company may pay only reasonable custodian fees in connection with the loan; and (6) the Board must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Defensive and Temporary Investments. Under adverse market or economic conditions or pending investment of offering or leverage proceeds, the Company may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, short-term debt securities, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a rating agency or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash. The Adviser also may invest in such instruments to meet working capital needs including, but not limited to, the need for collateral in connection with certain investment techniques, to hold a reserve pending payment of dividends, and to facilitate the payments of expenses and settlement of trades. The yield on such securities may be lower than the returns on MLP securities or yields on lower rated fixed income securities. To the extent the Company uses this strategy, it may not achieve its investment objective.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

     The business and affairs of the Company are managed under the direction of the Board of Directors. Accordingly, the Company's Board of Directors provides broad supervision over the affairs of the Company, including supervision of the duties performed by the Adviser. The officers of the Company are responsible for the Company's day-to-day operations. The directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 10801 Mastin Boulevard, Overland Park, Kansas 66210.

                          POSITION(S) HELD WITH                                       OTHER
                          COMPANY AND LENGTH OF      PRINCIPAL OCCUPATION       DIRECTORSHIPS HELD
      NAME AND AGE             TIME SERVED          DURING PAST FIVE YEARS         BY DIRECTOR
      ------------        ---------------------   --------------------------   --------------------
INDEPENDENT DIRECTORS
Conrad S. Ciccotello, 44  Director since 2003     Associate Professor of       None
                                                  Risk Management and
                                                  Insurance, Robinson
                                                  College of Business,
                                                  Georgia State University;
                                                  Director of Graduate
                                                  Personal Financial
                                                  Planning (PFP) Programs,
                                                  Editor, "Financial
                                                  Services Review" (an
                                                  academic journal dedicated
                                                  to the study of individual
                                                  financial management);
                                                  formerly, faculty member,
                                                  Pennsylvania State
                                                  University.
John R. Graham, 59        Director since 2003     Executive-in-Residence and   Erie Indemnity
                                                  Professor of Finance,        Company; Erie Family
                                                  College of Business          Life Insurance
                                                  Administration, Kansas       Company; Kansas
                                                  State University (has        State Bank
                                                  served as a professor or
                                                  adjunct professor since
                                                  1970); Chairman of the
                                                  Board, President and CEO,
                                                  Graham Capital Management,
                                                  Inc. and Owner of Graham
                                                  Ventures; formerly, CEO,
                                                  Kansas Farm Bureau
                                                  Financial Services,
                                                  including seven affiliated
                                                  insurance or financial
                                                  service companies
                                                  (1979-2000).
Charles E. Heath, 62      Director since 2003     Retired in 1999. Formerly,   None
                                                  Chief Investment Officer,
                                                  General Electric's
                                                  Employers Reinsurance
                                                  Corporation (1989-1999).
                                                  CFA since 1974.

                          POSITION(S) HELD WITH                                       OTHER
                          COMPANY AND LENGTH OF      PRINCIPAL OCCUPATION       DIRECTORSHIPS HELD
      NAME AND AGE             TIME SERVED          DURING PAST FIVE YEARS         BY DIRECTOR
      ------------        ---------------------   --------------------------   --------------------
INTERESTED DIRECTORS AND OFFICERS(1)
H. Kevin Birzer, 45       Director and Chairman   Partner/Senior Analyst,      None
                          of the Board since      Fountain Capital (1990-
                          2003                    present); Manager of the
                                                  Adviser; formerly, Vice
                                                  President, F. Martin
                                                  Koenig & Co. (1983-1986);
                                                  Vice President, Corporate
                                                  Finance Department, Drexel
                                                  Burnham Lambert (1986-
                                                  1989).
Terry C. Matlack, 48      Director, Treasurer     Managing Director, KCEP;     Trendstar Investment
                          and Chief Financial     Manager of the Adviser;      Trust (open-end
                          Officer since 2003;     formerly, President,         small cap investment
                          Chief Compliance        GreenStreet Capital. CFA     fund)
                          Officer since 2004      since 1985.
David J. Schulte, 43      President and Chief     Managing Director, KCEP      None
                          Executive Officer       (1993-present); Manager of
                          since 2003              the Adviser. CFA since
                                                  1992; Member, Corporate
                                                  Governance Task Force of
                                                  CFA Institute.
Zachary A. Hamel, 38      Secretary since 2003    Partner/Senior Analyst       None
                                                  with Fountain Capital
                                                  (1997-present); Manager of
                                                  the Adviser.
Kenneth P. Malvey, 39     Assistant Treasurer     Partner/Senior Analyst,      None
                          since 2003              Fountain Capital
                                                  Management (2002-present);
                                                  Manager of the Adviser.
                                                  Formerly, Investment Risk
                                                  Manager and member of the
                                                  Global Office of
                                                  Investments, GE Capital's
                                                  Employers Reinsurance
                                                  Corporation.
Andrew P. Chica, 29       Assistant Secretary     Assistant Vice President,    None
                          since 2003              U.S. Bancorp Fund
                                                  Services, LLC (since
                                                  2004). Assistant Vice
                                                  President and Treasurer,
                                                  The Mexico Equity and
                                                  Income Fund, Inc.;
                                                  Assistant Treasurer,
                                                  Kinetics Mutual Funds,
                                                  Inc. and Kinetics
                                                  Portfolio Trust. Formerly,
                                                  Compliance Officer, U.S.
                                                  Bancorp Fund Services, LLC
                                                  (2002-2003).

                          POSITION(S) HELD WITH                                       OTHER
                          COMPANY AND LENGTH OF      PRINCIPAL OCCUPATION       DIRECTORSHIPS HELD
      NAME AND AGE             TIME SERVED          DURING PAST FIVE YEARS         BY DIRECTOR
      ------------        ---------------------   --------------------------   --------------------
Kristina Hilson, 24       Assistant Secretary     Administrator, U.S.          None
                          since 2004              Bancorp Fund Services, LLC
                                                  (since 2002); Assistant
                                                  Secretary, AIP Alternative
                                                  Strategies Funds.

---------------

(1) As a result of their respective positions held with the Adviser or its affiliates, these individuals, other than Mr. Chica and Ms. Hilson, are considered "interested persons" of the Adviser within the meaning of the 1940 Act.


     The Company has an audit committee that consists of three directors of the Company (the "Audit Committee") who are not "interested persons" of the Company within the meaning of the 1940 Act ("Independent Directors"). The Audit Committee members are Charles E. Heath (Chairman), Conrad S. Ciccotello and John
R. Graham. The Audit Committee's function is to oversee the Company's accounting policies, financial reporting and internal control system. The Audit Committee makes recommendations regarding the selection of independent auditors of the Company, reviews the independence of such firm, reviews the scope of the audit and internal controls, considers and reports to the Board on matters relating to the Company's accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee has held 4 meetings in the fiscal year ended November 30, 2004.


     Directors and officers of the Company who are interested persons of the Adviser or the Administrator will receive no salary or fees from the Company. Each Independent Director receives from the Company an annual retainer of $4,000 ($6,000 for the Chairman of the Audit Committee) and a fee of $2,000 (and reimbursement for related expenses) for each meeting of the Board or committee meeting he or she attends. Each Independent Director will also receive $500 for each telephone committee meeting. No director or officer will be entitled to receive pension or retirement benefits from the Company.

     The table below sets forth the estimated compensation to be paid to the directors by the Company for the current calendar year.

                                                              AGGREGATE COMPENSATION
NAME AND POSITION WITH THE COMPANY                              FROM THE COMPANY*
----------------------------------                            ----------------------
INDEPENDENT DIRECTORS
Conrad S. Ciccotello........................................         $18,000
John R. Graham..............................................         $18,000
Charles E. Heath............................................         $20,000
INTERESTED DIRECTORS
H. Kevin Birzer.............................................         $     0
Terry C. Matlack............................................         $     0

---------------

* Because the Company has not completed its first fiscal year, compensation is estimated based upon payments to be made by the Company during the current fiscal year.

     The following table sets forth the dollar range of equity securities beneficially owned by each director in the Company as of the date of this statement of additional information.

                                                              AGGREGATE DOLLAR RANGE OF
                                                                 COMPANY SECURITIES
                                                                BENEFICIALLY OWNED BY
NAME OF DIRECTOR                                                      DIRECTOR*
----------------                                              -------------------------
INDEPENDENT DIRECTORS
Conrad S. Ciccotello........................................       $10,001-$50,000
John R. Graham..............................................        Over $100,000
Charles E. Heath............................................       $10,001-$50,000
INTERESTED DIRECTORS
H. Kevin Birzer.............................................        Over $100,000
Terry C. Matlack............................................      $50,000-$100,000

---------------


* As of November 30, 2004, the officers and directors of the Company, as a group, own less than 1% of the Company's outstanding shares of common stock.


CONTROL PERSONS


     As of November 30, 2004, the following persons owned of record or beneficially more than 5% of the Company's common shares:



Lehman Brothers Inc. .......................................    7.0%
  745 Seventh Avenue
  New York, NY 10019
Stifel, Nicholaus & Company Inc. ...........................   17.4%
  501 North Broadway
  St. Louis, MO 63102
Oppenheimer & Co. Inc. .....................................    9.0%
  125 Broad Street
  New York, NY 10004
RBC Dain Rauscher Inc. .....................................   15.4%
  1211 Avenue of the Americas
  New York, NY 10036
Wachovia Capital Markets, LLC...............................    7.7%
  7 St. Paul Street
  Baltimore, MD 21202



INDEMNIFICATION OF DIRECTORS AND OFFICERS


     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

     The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to obligate itself to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

     Maryland law requires a corporation (unless its charter provides otherwise, which the Company's Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

INVESTMENT ADVISER AND ACCOUNTING SERVICES PROVIDER

     Tortoise Capital Advisors, L.L.C. (the "Adviser") serves as the Company's investment adviser. The Adviser was formed by Fountain Capital Management, L.L.C. ("Fountain Capital") and Kansas City Equity Partners, L.C. ("KCEP") in October 2002 to provide portfolio management services exclusively with respect to energy infrastructure investments. The Adviser is controlled equally by Fountain Capital and KCEP, each of which own half of all of the voting shares of the Adviser.


     Fountain Capital was formed in 1990 and is focused primarily on providing investment advisory services to institutional investors with respect to below investment grade debt. Atlantic Asset Management LLC ("Atlantic") is a minority owner, and an affiliate, of Fountain Capital. Fountain Capital had $2.6 billion of client assets under management as of October 31, 2004.


     KCEP was formed in 1993 and is focused solely on managing two private equity funds, which have had combined committed capital of $110 million. KCEP focuses on private equity investments in the consumer, telecom/media and natural resource distribution and services industries.


     Atlantic was formed in 1992 and provides, directly or through affiliates, a variety of fixed-income investment advisory services including investment grade bond and high-yield bond strategies, investment grade collateralized debt obligations and mortgage hedge funds.



     The Adviser is located at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210. The Adviser specializes in managing portfolios of MLPs and other energy infrastructure companies. As of October 31, 2004, the Adviser and its affiliates had approximately $1 billion in assets under management in the energy infrastructure industry.

     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), the Adviser shall, subject to overall supervision by the Board, manage the investments of the Company. The Adviser will regularly provide the Company with investment research advice and supervision and will furnish continuously an investment program for the Company, consistent with the investment objective and policies of the Company.

     Day-to-day management of the Company's portfolio is the responsibility of a team of investment analysts and portfolio managers led by David J. Schulte. The Adviser has established a five-member Investment Committee. The members of the Committee are David J. Schulte, H. Kevin Birzer, Terry C. Matlack, Zachary A. Hamel and Kenneth Malvey. Each member of the committee, other than Mr. Schulte, has significant responsibilities with respect to KCEP and/or Fountain Capital. All members of the Investment Committee have undertaken to provide such services as necessary to fulfill the obligations of the Adviser to the Company.

     In addition, the Adviser is obligated to supply the Board and officers of the Company with certain statistical information and reports, to oversee the maintenance of various books and records and to arrange for the preservation of records in accordance with applicable federal law and regulations. Under the Investment Advisory Agreement, the Company pays to the Adviser quarterly, as compensation for the services rendered and expenses paid by it, a fee equal on an annual basis to 0.95% of the Company's average monthly Managed Assets. Managed Assets means the total assets of the Company (including any assets attributable to leverage that may be outstanding) minus accrued liabilities other than (i) deferred taxes, (ii) debt entered into for the purpose of leverage and (iii) the aggregate liquidation preference of any outstanding shares of preferred stock.

     The Adviser has contractually agreed to waive or reimburse the Company for fees and expenses, including the investment advisory fee and other expenses in the amount of 0.23% of average monthly Managed Assets for the first two years of the Company's operations and 0.10% of average monthly Managed Assets in years three through five.

     Because the management fees paid to the Adviser are based upon a percentage of the Company's Managed Assets, fees paid to the Adviser are higher when the Company is leveraged; thus, the Adviser has an incentive to leverage the Company. Because the fee reimbursement agreement is based on Managed Assets, to the extent the Company is engaged in leverage, the gross dollar amount of the Adviser's fee reimbursement obligations to the Company will increase. The Adviser intends to leverage the Company only when it believes it will serve the best interests of the stockholders. The Company's average monthly Managed Assets are determined for the purpose of calculating the management fee by taking the average of the monthly determinations of Managed Assets during a given calendar quarter. The fees are payable for each calendar quarter within five (5) days of the end of that quarter.

     The Advisory Agreement provides that the Company will pay all expenses other than those expressly stated to be payable by the Adviser, which expenses payable by the Company shall include, without implied limitation: (1) expenses of maintaining the Company and continuing its existence, (2) registration of the Company under the 1940 Act, (3) commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Company, (4) auditing, accounting and legal expenses, (5) taxes and interest, (6) governmental fees, (7) expenses of listing shares of the Company with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of interests in the Company, including expenses of conducting tender offers for the purpose of repurchasing Company interests, (8) expenses of registering and qualifying the Company and its shares under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (9) expenses of reports and notices to stockholders and of meetings of stockholders and proxy solicitations therefor, (10) expenses of reports to governmental officers and commissions,
(11) insurance expenses, (12) association membership dues, (13) fees, expenses and disbursements of custodians and subcustodians for all services to the Company (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values), (14) fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents and registrars for all services to the Company, (15) compensation and expenses of directors of the Company who are not members of the

Adviser's organization, (16) pricing and valuation services employed by the Company, (17) all expenses incurred in connection with leveraging of the Company's assets through a line of credit, indebtedness or issuing and maintaining preferred stock, (18) all expenses incurred in connection with the organization of the Company and the initial public offering of the Company's common stock and this offering of common stock, and (19) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Company to indemnify its directors, officers and stockholders with respect thereto.

     The Advisory Agreement provides that the Adviser will not be liable in any way for any default, failure or defect in any of the securities comprising the Company's portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the Advisory Agreement. However, the Adviser shall be liable to the Company for any loss, damage, claim, cost, charge, expense or liability resulting from the Adviser's willful misconduct, bad faith or gross negligence or disregard by the Adviser of the Adviser's duties or standard of care, diligence and skill set forth in the Agreement or a material breach or default of the Adviser's obligations under the Advisory Agreement.

     The Advisory Agreement will continue in force until December 31, 2005, and from year to year thereafter, provided such continuance is approved by a majority of the Board or by vote of the holders of a majority of the outstanding voting securities of the Company. Additionally, the Advisory Agreement must be approved annually by vote of a majority of the Independent Directors. The Advisory Agreement may be terminated by the Adviser or the Company, without penalty, on sixty (60) days' written notice to the other. The Advisory Agreement will terminate automatically in the event of its assignment.

     The Advisory Agreement was considered and approved by the Board of Directors, including a majority of the Independent Directors, at the organizational meeting of the Company held on December 12, 2003. In considering the Advisory Agreement, the Board, including a majority of the Independent Directors, determined that the terms of the agreement are fair and reasonable and that approval of the Advisory Agreement on behalf of the Company is in the best interests of the Company. In evaluating the Advisory Agreement, the Board reviewed materials furnished by the Adviser and met with senior advisory personnel. The Board also specifically considered the following as relevant to its determination to approve the Advisory Agreement: (1) the history, reputation, qualification and background of the Adviser and the team of analysts and portfolio managers responsible for the Company's investment program; (2) the Adviser's reliance on the personnel and resources of affiliates; (3) the unique nature of the product and the specialized expertise of the Adviser in a niche market (MLPs); (4) that the fee and expense ratios of the Company are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar closed-end funds with similar investment objectives and policies; and (5) other factors deemed relevant by the Board. The Board noted and approved that the fee rate would be applicable to all assets under management, including amounts attributable to leverage, and the potential conflict of the Adviser in determining the amount of leverage.

     The Adviser and its affiliates manage other accounts and portfolios with investment strategies similar to those of the Company. Securities frequently meet the investment objectives of the Company and such other accounts and the Company may compete against other accounts for the same trade the Company might otherwise make, including the priority of the trading order.

     It is possible that at times identical securities will be held by the Company and other accounts. However, positions in the same issuer may vary and the length of time that the Company or other accounts may choose to hold their investment in the same issuer may likewise vary. To the extent that one or more of the accounts managed by the Adviser seeks to acquire the same security at about the same time, the Company may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Company may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the Adviser decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by the Company and other accounts, the resulting participation in volume transactions could produce better executions for the Company. In the event more than one account purchases or sells the same security as the Company on a given date, the purchases and sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account and the Company. Other factors considered in the allocation of securities include cash balances, risk tolerances and other guideline restrictions. Although the other accounts may have the same or similar investment objectives and policies as the Company, their portfolios may not necessarily consist of the same investments as the Company or each other, and their performance results are likely to differ from those of the Company.

     Under the 1940 Act, the Company and its affiliates may be precluded from co-investing in negotiated private placements of securities. The Company may apply to the SEC for exemptive relief to permit the Company and its affiliates to make such investments. Unless and until the Company obtains an exemptive order, the Company will not co-invest with its affiliates in negotiated private placement transactions.

CODE OF ETHICS

     The Company and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act, which is applicable to officers, directors and designated employees of the Company and the Adviser (the "Code"). Subject to certain limitations, the Code permits covered persons to invest in securities, including securities that may be purchased or held by the Company. The Code contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of covered persons and the interests of investment advisory clients such as the Company. Among other things, the Code prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Exceptions to these and other provisions of the Code may be granted in particular circumstances after review by appropriate personnel.

     The Code of the Company can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The Code of the Company is also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

                             PORTFOLIO TRANSACTIONS

EXECUTION OF PORTFOLIO TRANSACTIONS

     The Adviser is responsible for decisions to buy and sell securities for the Company, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Company on a continuing basis. Accordingly, the price to the Company in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

     The ability to invest in direct placements of MLP securities is critical to the Company's ability to meet its investment objective because of the limited number of MLP securities available for investment and, in some cases, the relatively small trading volumes of certain securities. Accordingly, the Company may, from time to time, enter into arrangements with placement agents in connection with direct placement transactions.

     In evaluating placement agent proposals, the Company considers each broker's access to issuers of MLP securities and experience in the MLP market, particularly the direct placement market. In addition to these factors, the Company considers whether the proposed services are customary, whether the proposed fee schedules are within the range of customary rates, whether any proposal would obligate the Company to enter into transactions involving a minimum fee, dollar amount or volume of securities, or into any transaction whatsoever, and other terms such as indemnification provisions. The Company entered into a direct placement agreement with Lehman Brothers Inc. ("Lehman") which expired on November 26, 2004. The agreement provided that the Company would not enter into direct placement transactions with specified issuers unless Lehman served as placement agent for the transactions and received customary fees from MLP issuers. The Company believes that the agreement provided it with greater access to direct placement opportunities than would have been the case absent the agreement and that services were provided on competitive terms for the MLP market. Determinative factors in the approval of the agreement included
(1) Lehman's superior access to MLP issuers, (2) the overall competitiveness of Lehman's proposal and fees, based on a competitive bidding process, and (3) the fact that Lehman's proposal did not require a specified volume of business. The Company also considered that it had no obligation to enter into any transaction if the officers of the Company did not determine that the overall terms of each transaction, including purchase price and any fees, were in the best interests of the Company.

     Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Company to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a Company investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Company and to other clients of the Adviser as to which the Adviser exercises investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Company to such brokers and dealers who also provide research or statistical material or other services to the Company or the Adviser. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor.

PORTFOLIO TURNOVER

     The Company's annual portfolio turnover rate may vary greatly from year to year. Although the Company cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 30% under normal circumstances. From the commencement of operations through October 31, 2004, the Company's actual portfolio turnover rate was less than 1%. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Company. High portfolio turnover may result in the Company's recognition of gains that will increase the Company's current and accumulated earnings and profits, resulting in a greater portion of the Company's distributions being treated as taxable dividends for Federal income tax purposes. See "Certain Federal Income Tax Matters."

                                NET ASSET VALUE

     The Company computes its net asset value for its common stock as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other times as the Board may determine. The Company makes its net asset value available for publication monthly. For purposes of determining the net asset value of a share of the Company's common stock, the net asset value of the Company will equal the value of the total assets of the Company (the value of the securities the Company holds plus cash or other assets, including interest accrued but not yet received) less (i) all of its liabilities (including accrued expenses and taxes, including both current and deferred income taxes); (ii) accumulated and unpaid interest payments and dividends on any outstanding debt or preferred stock, respectively; (iii) the aggregate liquidation value of any outstanding preferred stock, including MMP Shares; (iv) the aggregate principal amount of any outstanding senior notes, including Tortoise Notes; and (v) any distributions payable on the common stock. The net asset value per share of the Company's common stock will equal the net asset value of the Company divided by the number of outstanding shares of common stock.

     Pursuant to an agreement with U.S. Bancorp Fund Services, LLC (the "Accounting Services Provider"), the Accounting Services Provider will value the assets in the Company's portfolio in accordance with Valuation Procedures adopted by the Board. The Accounting Services Provider will obtain securities market quotations from independent pricing services approved by the Adviser and ratified by the Board. Securities for which market quotations are readily available shall be valued at "market value." Any other securities shall be valued at "fair value."

     Valuation of certain assets at market value will be as follows. For equity securities, the Accounting Services Provider will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, the Accounting Services Provider will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. For options, futures contracts and options on futures contracts, the Accounting Services Provider will use readily available market quotations. If no sales are reported on any exchange or OTC market, the Accounting Services Provider will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to the Valuation Procedures.

     If the Accounting Services Provider cannot obtain a market value or the Adviser determines that the value of a security as so obtained does not represent a fair value as of the valuation time (due to a significant development subsequent to the time its price is determined or otherwise), fair value for the security shall be determined pursuant to the Valuation Procedures adopted by the Board. The Valuation Procedures provide that the Adviser will consider a variety of factors with respect to the individual issuer and security in determining and monitoring the continued appropriateness of fair value, including, without limitation, financial statements and fundamental data with respect to the issuer, cost, the amount of any discount, restrictions on transfer and registration rights and other information deemed relevant. A report of any prices determined pursuant to certain preapproved methodologies will be presented to the Board or a designated committee thereof for approval at the next regularly scheduled Board meeting; otherwise approval of the Board shall be sought promptly. The Valuation Procedures provide for two preapproved methodologies. First, direct placements of securities of private companies (i.e., companies with no outstanding public securities) ordinarily will be valued at cost initially. Second, securities that are convertible into publicly traded securities

(i.e., convertible subordinated units) ordinarily will be valued at the market value of the publicly traded security less a discount initially determined with respect to each security based on the discount negotiated at the time of purchase. The foregoing methods for valuing privately placed securities may be used only as long as the Adviser believes they continue to represent fair value.

     In computing net asset value, the Company will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by the Company to its stockholders.

     The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets as recognized for federal income tax purposes. It is anticipated that cash distributions from MLPs in which the Company invests will not equal the amount of taxable income allocable to the Company primarily as a result of depreciation and amortization recorded by MLPs. This may result in a portion of the cash distribution received not being treated as income for federal tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among the MLPs, and will also vary year by year for each MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.

                                    LEVERAGE

     The Company may borrow money, issue preferred stock, or issue other senior securities to the extent permitted by the 1940 Act. These practices are known as leverage. The Company has Tortoise Notes and MMP Shares outstanding in an aggregate principal amount and liquidation preference representing 29.5% of total assets as of October 31, 2004. The Company generally will not use leverage unless it believes that leverage will serve the best interests of its stockholders. The principal, although not exclusive, factor used in making this determination is whether the potential return is likely to exceed the cost of leverage. The Company also may borrow up to an additional 5% of its total assets (not including the amount so borrowed) for temporary purposes, including the settlement and clearance of securities transactions, which otherwise might require untimely dispositions of portfolio holdings.


     Under the 1940 Act, the Company is not permitted to incur indebtedness constituting senior securities unless immediately thereafter the Company has total assets (including the proceeds of the indebtedness) at least equal to 300% of the amount of the indebtedness. Stated another way, the Company may not borrow for investment purposes more than 33 1/3% of its total assets, including the amount borrowed. The aggregate principal amount of the Company's outstanding Tortoise Notes (which represent indebtedness) represents 22.4% of its total assets as of October 31, 2004. The Company also must maintain this 300% "asset coverage" for as long as the indebtedness is outstanding. As of October 31, 2004, the Company had an asset coverage of 426% with respect to its Tortoise Notes. The 1940 Act provides that the Company may not declare any cash distribution on its shares, or purchase any of its shares of capital stock (through tender offers or otherwise), unless it would satisfy this 300% asset coverage after deducting the amount of the distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market fluctuations or otherwise, the Company may be required to sell a portion of its investments when it may be disadvantageous to do so. Under the 1940 Act, the Company may only issue one class of senior securities representing indebtedness. So long as Tortoise Notes are outstanding, additional senior securities representing indebtedness must rank on a parity with Tortoise Notes.


     Under the 1940 Act, the Company is not permitted to issue preferred stock unless immediately after such issuance the total assets are at least 200% of the liquidation preference of the outstanding preferred stock. Stated another way, the Company may not issue preferred stock that has an aggregate liquidation preference of more than 50% of its total assets (less liabilities and indebtedness), including the amount leveraged. The aggregate liquidation preference of the Company's outstanding MMP Shares represents 7.1% of its total assets and had asset coverage of 323% as of October 31, 2004. In addition, the Company is not permitted to declare any cash distribution on its common stock unless, at the time of such declaration, the total assets less liabilities and indebtedness (determined after deducting the amount of such distribution) is at least 200% of such liquidation value. The Company may, as a result of market conditions or otherwise, be required to purchase or redeem MMP shares, or sell a portion of its investments when it may be disadvantageous to do so, in order maintain asset coverage for MMP Shares or any other preferred stock of at least 200%. Common stockholders would bear the costs of an additional preferred stock offering which would include offering expenses and the ongoing payment of dividends. Under the 1940 Act, the Company may only issue one class of senior securities representing equity. So long as MMP Shares are outstanding, additional senior equity securities must rank on a parity with MMP Shares.

     The Company may, but is not required to, hedge general interest rate exposure arising from its use of leverage by entering into interest rate transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase of interest rate caps and floors. Interest rate swaps involve the exchange by the Company with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Company uses interest rate transactions solely for the purpose of hedging its leveraged capital structure. The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.


     The Company has entered into interest rate swap transactions that are intended to hedge the Company's interest payment obligations under the Tortoise Notes against material increases in interest rates through mid-July 2007. The Company's dividend payment obligations under the MMP Shares remain unhedged as of the date of this SAI.


                          DESCRIPTION OF CAPITAL STOCK

     The Company is authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share ("common stock"), and up to 10,000,000 shares of preferred stock, $.001 par value per share ("preferred stock"). As of October 31, 2004, the Company had 12,684,154 shares of common stock outstanding and 1,400 shares of preferred stock outstanding. The Board of Directors may, without any action by the stockholders, amend the Company's Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Company has authority to issue. Additionally, the Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, the Company could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Company that might otherwise be in the shareholders' best interests. Under Maryland law, stockholders generally are not liable for Company debts or obligations.

COMMON STOCK

     All Common Shares offered by this prospectus will be duly authorized, fully paid and nonassessable. Holders of shares of common stock, including Common Shares, are entitled to receive distributions when authorized by the Board of Directors and declared out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of the Company's securities. All shares of common stock have equal distribution, liquidation and other rights.

     Limitations on Distributions. So long as Tortoise Notes or other senior securities representing indebtedness are outstanding, holders of shares of common stock will not be entitled to receive any distributions from the Company unless all accrued interest on such senior indebtedness has been paid, and unless asset coverage (as defined in the 1940
Act) with respect to any outstanding senior indebtedness would be at least 300% after giving effect to such distributions.

     So long as MMP Shares or other shares of preferred stock are outstanding, holders of shares of common stock will not be entitled to receive any distributions from the Company unless all accumulated dividends on preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred stock would be at least 200% after giving effect to such distributions. See "Leverage."

     Distribution Rights. Holders of shares of common stock are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding Tortoise Notes or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of the Company's capital stock, including the MMP Shares.

     Voting Rights. Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. The Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of capital stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of capital stock will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to the Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

     The Charter provides for approval of certain extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. The Charter also provides that any proposal to convert the Company from a closed-end investment company to an open-end investment company or any proposal to liquidate or dissolve the Company requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such a proposal is approved by at least two-thirds of the continuing directors (in addition to approval by the full Board of Directors), such proposal may be approved by a majority of the votes entitled to be cast on such matter. The "continuing directors" are defined in the Charter as the current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors then on the Board of Directors.

     Under the rules of the NYSE applicable to listed companies, the Company normally will be required to hold an annual meeting of stockholders in each fiscal year. If the Company is converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), the Company may decide not to hold annual meetings of stockholders.

     Additional offerings of common stock, if made, will require approval of the Board of Directors and will be subject to the requirement of the 1940 Act that common stock may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions.

PREFERRED STOCK

     The Company has 1,400 MMP Shares with an aggregate liquidation preference of $35,000,000 outstanding. The MMP Shares pay cash dividends at dividend rates that vary based on auctions normally held every twenty-eight (28) days. The MMP Shares rank junior to the Tortoise Notes and any other borrowings, on par with other preferred stock of the Company, if any, and senior to all common stock. Under the 1940 Act, the Company may only issue one class of preferred stock. So long as MMP Shares are outstanding, additional issuances of preferred stock must be of the same class as MMP Shares and will have no preference or priority over the MMP Shares upon the distribution of assets of the Company. It is expected that any additional issuance of preferred stock would be additional series of MMP Shares. The MMP Shares are not convertible into shares of common stock or other stock of the Company, have no preemptive rights, and are not subject to any sinking fund. The MMP Shares are subject to optional and mandatory redemption under certain circumstances. Any redemption or purchase of preferred stock by the Company will reduce the leverage applicable to the common stock, while any resale of shares by the Company will increase that leverage.

     Distribution Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of assets by the Company.

     Voting Rights. Except as otherwise indicated in the Charter or Bylaws, or as otherwise required by applicable law, holders of MMP Shares have one vote per share and vote together with holders of common stock as a single class.

     The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years' accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Company's Charter and Bylaws." As a result of these voting rights, the Company's ability to take any such actions may be impeded to the extent that any shares of its preferred stock are outstanding.

     The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

     Except in an auction in which the MMP Shares are traded, the Company will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any MMP Share, so long as the Company is current in the payment of dividends on the MMP Shares and on any other shares of the Company ranking on a parity with the MMP Shares with respect to the payment of dividends or upon liquidation.

     The information contained under this heading is subject to the provisions contained in the Company's Charter and Bylaws and the laws of the State of Maryland.

                  DESCRIPTION OF TORTOISE NOTES AND BORROWINGS

     The Charter authorizes the Company, without prior approval of holders of common and preferred stock, to borrow money. The Company may issue additional Tortoise Notes, other notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security the Company's assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the Tortoise Notes discussed below, will rank senior to the MMP Shares and the common stock.

     On July 15, 2004, the Company issued two series of Tortoise Notes in an aggregate principal amount of $110,000,000 pursuant to the provisions of an indenture. BNY Midwest Trust Company serves as trustee and transfer agent and BONY serves as transfer agent for the Tortoise Notes. The Tortoise Notes pay interest at rates that vary based on auctions normally held every twenty-eight
(28) days. The Tortoise Notes rank senior to the Company's common and preferred stock. Under the 1940 Act, the Company may only issue one class of senior securities representing indebtedness. So long as Tortoise Notes are outstanding, additional senior debt securities must rank on a parity with Tortoise Notes. The Tortoise Notes may be redeemed prior to their maturity at the option of the Company, in whole or in part, under certain circumstances and are subject to mandatory redemption upon failure of the Company to maintain asset coverage requirements with respect to the Tortoise Notes.

     Limitations. Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, including Tortoise Notes, the Company must have an asset coverage of at least 300%. With respect to any Tortoise Notes or other senior securities representing indebtedness, asset coverage means the ratio which the value of the total assets of the Company, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. The Company is subject to certain restrictions imposed by guidelines of one or more rating agencies that issued ratings for the Tortoise Notes, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in the Company being subject to similar covenants in credit agreements.

     Distribution Preference. A declaration of a distribution on or purchase or redemption of common or preferred stock, is restricted: (i) at any time that an event of default under the Tortoise Notes or any other Borrowings has occurred and is continuing; or (ii) if after giving effect to such declaration, the Company would not have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Tortoise Notes or other Borrowings; or (iii) if the Company has not redeemed the full amount of Tortoise Notes or other Borrowings, if any, required to be redeemed by any provision for mandatory redemption. In addition, the terms of any other Borrowings may contain provisions that limit certain activities of the Company, including the payment of distributions or dividend to holders of common and preferred stock, in certain circumstances.

     Voting Rights. The Tortoise Notes have no voting rights, except to the extent required by law or as otherwise provided in the indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other Borrowings (if any), the 1940 Act does (in certain circumstances) grant to the lenders to the Company certain voting rights in the event of default in the payment of interest on or repayment of principal.

                            RATING AGENCY GUIDELINES

     The Tortoise Notes are currently rated "Aaa" and "AAA" by Moody's Investors Service Inc. ("Moody's") and Fitch Ratings ("Fitch"), respectively. The MMP Shares are currently rated "Aa2" and "AA" by Moody's and Fitch, respectively. Moody's and Fitch, and any other agency that may rate the Tortoise Notes or MMP Shares in the future, are collectively referred to as the "Rating Agencies." For purposes of this section only, the Tortoise Notes and MMP Shares are collectively referred to as "Senior Securities." The Rating Agencies impose asset coverage requirements, which may limit the Company's ability to engage in certain types of transactions and may limit the Company's ability to take certain actions without confirming that such action will not impair the ratings.

     The Company may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by any Rating Agency. Failure to adopt any modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any Rating Agency may, at any time, change or withdraw any rating. The Board may, without stockholder approval, modify, alter or repeal certain of the definitions and related provisions which have been adopted by the Company pursuant to each Rating Agencies' guidelines ("Rating Agency Guidelines") only in the event the Company receives written confirmation from the Rating Agency or Agencies that any amendment, alteration or repeal would not impair the ratings then assigned to the Senior Securities.

     The Company is required to satisfy two separate asset maintenance requirements with respect to the Tortoise Notes and with respect to the MMP
Shares: (1) the Company must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by each Rating Agency, at least equal to the aggregate principal amount/aggregate liquidation preference of the Tortoise Notes/MMP Shares, respectively, plus specified liabilities, payment obligations and other amounts (the "Basic Maintenance Amount"); and (2) the Company must satisfy the 1940 Act Asset Coverage requirements.

     Basic Maintenance Amounts. The Company must maintain, as of each valuation date on which Senior Securities are outstanding, eligible assets having an aggregate discounted value at least equal to the applicable Basic Maintenance Amount, which is calculated separately for the Tortoise Notes and the MMP Shares for each Rating Agency that is then rating the Senior Securities and so requires. If the Company fails to maintain eligible assets having an aggregated discounted value at least equal to the applicable Basic Maintenance Amount as of any valuation date and such failure is not cured, the Company will be required in certain circumstances to redeem certain of the Senior Securities.

     The applicable Basic Maintenance Amount is defined in the Rating Agencies' Guidelines. Each Rating Agency may amend the definition of the applicable Basic Maintenance Amount from time to time.

     The market value of the Company's portfolio securities (used in calculating the discounted value of eligible assets) is calculated using readily available market quotations when appropriate, and in any event, consistent with the Company's Valuation Procedures. For the purpose of calculating the applicable Basic Maintenance Amount, portfolio securities are valued in the same manner as the Company calculates its net asset value. See "Net Asset Value."

     Each Rating Agency's discount factors, the criteria used to determine whether the assets held in the Company's portfolio are eligible assets, and the guidelines for determining the discounted value of the Company's portfolio holdings for purposes of determining compliance with the applicable Basic Maintenance Amount are based on Rating Agency Guidelines established in connection with rating the Senior Securities. The discount factor relating to any asset of the Company, the applicable Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Company's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the applicable Rating Agency, without the approval of the Company, Board of Directors or stockholders.

     A Rating Agency's Guidelines will apply to the Senior Securities only so long as that Rating Agency is rating such securities. The Company will pay certain fees to Moody's, Fitch and any other Rating Agency that may provide a rating for the Senior Securities. The ratings assigned to the Senior Securities are not recommendations to buy, sell or hold the Senior Securities. Such ratings may be subject to revision or withdrawal by the assigning Rating Agency at any time.

     1940 Act Asset Coverage. The Company is also required to maintain, with respect to Senior Securities, as of the last Business Day on any month in which any Senior Securities are outstanding, asset coverage of at least 300% and 200% for Tortoise Notes and MMP Shares, respectively (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common stock). If the Company fails to maintain the applicable 1940 Act Asset Coverage as of the last Business Day of any month and such failure is not cured as of the last business day of the following month (the "Asset Coverage Cure Date"), the Company will be required to redeem certain Senior Securities.

     Notices. Under the current Rating Agency Guidelines, in certain circumstances, the Company is required to deliver to any Rating Agency which is then rating the Senior Securities (1) a certificate with respect to the calculation of the applicable Basic Maintenance Amount; (2) a certificate with respect to the calculation of the applicable 1940 Act Asset Coverage and the value of the portfolio holdings of the Company; and (3) a letter prepared by the Company's independent accountants regarding the accuracy of such calculations.

     Notwithstanding anything herein to the contrary, the Rating Agency Guidelines, as they may be amended from time to time by each Rating Agency will be reflected in a written document and may be amended by each Rating Agency without the vote, consent or approval of the Company, the Board of Directors or any stockholder of the Company.

     A copy of the current Rating Agency Guidelines will be provided to any holder of Senior Securities promptly upon request made by such holder to the Company by writing the Company at 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210.

                       CERTAIN FEDERAL INCOME TAX MATTERS

     Set forth below is a discussion of the material U.S. federal income tax aspects concerning the Company and the purchase, ownership and disposition of common stock. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts and certain tax-deferred accounts, and foreign investors. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your common stock as a capital asset. This discussion is based on present provisions of the Internal Revenue Code and the regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal income tax consequences of the purchase, ownership or disposition of common stock, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

TAXATION OF THE COMPANY

     The Company is treated as a regular C corporation for federal and state income tax purposes. The Company computes and pays federal and state income tax on its taxable income. Thus, the Company is subject to federal income tax on its taxable income at tax rates up to 35%. Additionally, in certain instances the Company could be subject to the alternative minimum tax of 20% on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds its regular federal income tax.

     As indicated above, the Company generally invests its assets primarily in MLPs. MLPs generally are treated as partnerships for federal income tax purposes. Since partnerships are generally not subject to federal income tax, the partnership's partners must report as their income their proportionate share of partnership income. Thus, as a partner in MLPs, the Company will report its proportionate share of the MLPs' income in computing its federal taxable income, irrespective of whether any cash distributions are made by the MLP to the Company. The Company will also take into account in computing its taxable income any other items of Company income, gain, deduction or loss. The Company anticipates that these may include interest income earned on the Company's investment in debt securities, deductions for Company operating expenses and gain or loss recognized by the Company on the sale of MLP interests or any other security.

     As explained below, based upon the historic performance of MLPs, the Company anticipates initially that its proportionate share of the MLPs' taxable income will be significantly less than the amount of cash distributions received by the Company from the MLPs. In such case, the Company anticipates that it will not incur federal income tax on a significant portion of its cash flow, particularly after taking into account the Company's current operational expenses. If the MLPs' taxable income is a significantly greater portion of the MLPs' cash distributions, the Company will incur additional current federal income tax liability, possibly in excess of the cash distributions it receives.

     The Company anticipates that each year it will turn over a certain portion of its investment assets. The Company will recognize gain or loss on the disposition of all or a portion of its interest in MLPs in an amount equal to the difference between the sales price and the Company's basis in the MLP interests sold. To the extent the Company receives MLP cash distributions in excess of the taxable income reportable by the Company with respect to each respective MLP interest, the Company's basis in the MLP interest will be reduced and the Company's gain on the sale of an MLP interest likewise will be increased.

     The Company is not treated as a regulated investment company under the federal income tax rules. The federal income tax rules generally provide that a regulated investment company does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The Company's assets and expected income do not, and are not expected to, meet current tests for qualification as a regulated investment company for federal income tax purposes. The regulated investment company taxation rules have no application to the Company or stockholders of the Company. Recent changes to the federal tax laws could likely enable investment companies and other institutions to invest in MLPs to a greater degree.

TAXATION OF THE STOCKHOLDERS

     Distributions. The Company expects to distribute to the holders of common stock an amount equal to 95% of the distributable cash flow ("DCF") on an annual basis. The Company's distribution of its DCF will be treated as a dividend-type distribution. A dividend-type distribution is treated as a taxable dividend to the stockholder to the extent of the distributing corporation's current or accumulated earnings and profits allocated to the particular shares held by a stockholder. If the distribution exceeds the distributing corporation's current or accumulated earnings and profits, the distribution is treated as a return of capital to the stockholder, to the extent of the stockholder's basis in the common stock, and then as capital gain.

     Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of MLPs, the Company anticipates that the distributed cash from MLPs will exceed the Company's proportionate share of the MLP income and the Company's gain on its sale of MLP interests. Thus, the Company anticipates that only a portion of its distributions will be treated as dividend income to its stockholders. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay dividends on the MMP Shares, and then to the extent remaining, if any, to pay distributions on its common stock. To the extent that distributions to a stockholder exceed the proportionate share of the Company's earnings and profits, a stockholder's basis in the common stock will be reduced and, if a stockholder has no further basis in its shares, a stockholder will report any excess as capital gain.

     The Jobs Growth and Tax Relief Reconciliation Act of 2003 amended the federal income tax law generally to reduce the maximum federal income tax rate of qualifying dividend income to the rate applicable to long-term capital gains, which is generally fifteen percent. The portion of the Company's distributions of DCF treated as a dividend for federal income tax purposes should be treated as a qualifying dividend for federal income tax purposes. This rate of tax on dividends is currently scheduled to increase back to ordinary income rates after December 31, 2008.

     If a stockholder participates in the Company's automatic dividend reinvestment plan, such stockholder will be taxed upon the amount received as if such amount is received by the participating stockholder and the participating stockholder reinvested such amount in additional shares of the Company's common stock.

     The Company will notify stockholders annually as to the federal income tax status of Company distributions to them.

     Sale of Common Stock. Upon the sale of shares of common stock, a stockholder generally will recognize capital gain or loss measured by the difference between the sales proceeds received and the stockholder's federal income tax basis of the shares of common stock sold. Generally such capital gain or loss will be long-term capital gain or loss if the shares of common stock were held as a capital asset for more than twelve months.

     Backup Withholding and Information Reporting. The Company may be required to withhold and remit to the U.S. Treasury a portion (except as noted below) of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholders who fail to properly furnish the Company with a correct taxpayer identification number.

Withholding at that rate also is required from all distributions otherwise payable to such a stockholder who has underreported dividend or interest income or who fails to certify to the Company that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup withholding rate will increase to 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

TAX CONSEQUENCES OF CERTAIN INVESTMENTS

     Federal Income Taxation of MLPs. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are taxed for federal income tax purposes. A corporation is a distinct legal entity, separate from its stockholders and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers, a corporation must pay a federal income tax on its income. To the extent the corporation distributes its income to its stockholders in the form of dividends, the stockholders may pay federal income tax on the dividends they receive. For this reason, it is said that corporate income is double-taxed, or taxed at two levels.

     An MLP that satisfies the Qualifying Income rules is treated for federal income tax purposes as a pass-through entity. No federal income tax is paid at the partnership level. A partnership's income is considered earned by all the partners; it is allocated among all the partners in proportion to their interests in the partnership (generally as provided in the partnership agreement), and each partner pays tax on his or her share of the partnership income. All the other items that go into determining taxable income and tax owed are passed through to the partners as well-capital gains and losses, deductions, credits, etc. Partnership income is thus said to be single-taxed or taxed only at one level -- that of the individual partner.

     The Internal Revenue Code generally requires all publicly-traded partnerships to be treated as a corporation for federal income tax purposes. However, if the publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be taxed as partnership for federal income tax purposes, referred to herein as an MLP. Under these requirements, an MLP must receive 90 percent of its income from specified sources of Qualifying Income.

     Qualifying Income for MLPs includes interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from commodities or commodity futures, and income and gain from mineral or natural resources activities. Mineral or natural resources activities that generate Qualifying Income include exploration, development, production, mining, refining, transportation (including pipelines) or the marketing of any mineral or natural resource. This means that most MLPs today are in energy, timber, or real estate related businesses.

     Because the MLP itself does not pay federal income tax, its income or loss is allocated to its investors, irrespective of whether the investors receive any cash payment from the MLP. MLPs generally make quarterly cash distributions. Although they resemble corporate dividends, MLP distributions are treated differently. The MLP distribution is treated as a return of capital to the extent of the investor's basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP, capital gain. The investor's original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

     It is important to note that an MLP investor is taxed on his share of partnership income whether or not he actually receives any cash from the partnership. The tax is based not on money he actually receives, but his proportionate share of what the partnership earns. However, most MLPs make it a policy to make quarterly distributions to their partners that will comfortably exceed any tax owed.

     When the units are sold, the difference between the sales price and the investor's adjusted basis equals taxable gain. The partner will not be taxed on distributions until (1) he sells his MLP units and pays tax on his gain, which gain is increased due to the basis decrease due to prior distributions; or (2) his basis reaches zero.

     At tax filing season an MLP investor will receive a K-1 form showing his share of each item of partnership income, gain, loss, deductions and credits. The investor will use that information to figure the investor's taxable income (MLPs generally provide their investors with material that walks them through all the steps). If there is net income derived from the MLP, the investor pays federal income tax at his, her or its individual tax rate. If there is a net loss derived from the MLP, it is considered a "passive loss" under the Internal Revenue Code and generally may not be used to offset income from other sources, but must be carried forward.

     Because the Company is a corporation, the Company, and not its stockholders, will report the income or loss of the MLPs. Thus, the Company's stockholders will not have to deal with any K-1 reporting by the MLP. Stockholders, instead, will receive a Form 1099 from the Company. In addition, due to the Company's broad public ownership, the Company will not be subject to the passive activity loss limitation rules mentioned in the preceding paragraph.

OTHER TAXATION

     Non-U.S. stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty.

     Investors are advised to consult their own tax advisors with respect to the application of the above-described general federal income tax rules to their own circumstances and with respect to other federal, state, local or foreign tax consequences to them before making an investment in the Company's common stock.

                             PROXY VOTING POLICIES

     The Company and the Adviser have adopted proxy voting policies and procedures ("Proxy Policy"), which they believe are reasonably designed to ensure that proxies are voted in the best interests of the Company and its stockholders. Subject to the oversight of the Board of Directors, the Board has delegated responsibility for implementing the Proxy Policy to the Adviser. Because of the unique nature of MLPs in which the Company primarily invests, the Adviser shall evaluate each proxy on a case-by-case basis. Because proxies of MLPs are expected to relate only to extraordinary measures, the Company does not believe it is prudent to adopt pre-established voting guidelines.

     In the event requests for proxies are received with respect to the voting of equity securities other than MLP equity units, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's stockholders.

     The Chief Executive officer is responsible for monitoring Company actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Company is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies. The Chief Executive Officer shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Executive Officer. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security. The Company may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

     If a request for proxy presents a conflict of interest between the Company's stockholders on one hand, and the Adviser, the principal underwriters, or any affiliated persons of the Company, on the other hand, Company management may (i) disclose the potential conflict to the Board of Directors and obtain consent; or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

     Information regarding how the Company voted proxies for the period from its commencement of operations through June 30, 2004, is available by calling the Company at 1-888-728-8784. You may also access this information on the Securities and Exchange Commission's website at http://www.sec.gov. The Company's website at www.tortoiseenergy.com provides a link to all of its reports on the Commission's website.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     Ernst & Young, LLP serves as the independent registered public accounting firm for the Company. Ernst & Young, LLP provides audit services, tax return preparation and assistance and consultation in connection with review of the Company's filings with the Commission.


       ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND DIVIDEND PAYING AGENT

     U.S. Bancorp Fund Services, LLC serves as the Company's administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

     Computershare Investor Services, LLC serves as the Company's transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

     U.S. Bank N.A. serves as the Company's custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

                             ADDITIONAL INFORMATION

     A Registration Statement on Form N-2, including amendments thereto, relating to the Common Shares offered hereby, has been filed by the Company with the Commission. The Company's prospectus and this statement of additional information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Company and the Common Shares offered hereby, please refer to the Registration Statement. Statements contained in the Company's prospectus and this statement of additional information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                              FINANCIAL STATEMENTS


                      UNAUDITED FINANCIAL STATEMENTS AS OF

                                OCTOBER 31, 2004


                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                      SCHEDULE OF INVESTMENTS (UNAUDITED)


                                OCTOBER 31, 2004



                                                                SHARES         VALUE
                                                              ----------   -------------
MASTER LIMITED PARTNERSHIPS -- 146.40%
COAL -- 3.49%
Natural Resource Partners L.P. .............................     253,700   $  11,203,392
                                                                           -------------
CRUDE/REFINED PRODUCTS PIPELINES -- 90.90%
Buckeye Partners, L.P. .....................................     407,300      16,678,935
Enbridge Energy Partners, L.P. .............................     419,200      19,685,632
Holly Energy Partners, L.P.*................................     427,070      13,132,403
Kaneb Pipe Line Partners, L.P. .............................     412,000      20,913,120
Kinder Morgan Energy Partners, L.P. ........................     118,400       5,483,104
Kinder Morgan Management, LLC#..............................     883,597      36,448,364
Magellan Midstream Partners, L.P. ..........................     841,637      46,626,690
Pacific Energy Partners, L.P. ..............................     656,500      18,513,300
Plains All American Pipeline, L.P. .........................     767,335      27,163,659
Plains All American Pipeline, L.P. -- Unregistered(+).......     486,855      16,202,534
Sunoco Logistics Partners, L.P. ............................     838,200      32,966,406
TEPPCO Partners, L.P. ......................................     613,300      24,133,355
Valero, L.P. ...............................................     294,700      16,562,140
                                                                           -------------
                                                                             296,543,898
                                                                           -------------
NATURAL GAS/NGL PIPELINES -- 15.78%
Enterprise Products Partners, L.P. .........................   1,937,510      44,678,981
Northern Border Partners, L.P. .............................     142,100       6,445,656
                                                                           -------------
                                                                              51,124,637
                                                                           -------------
NATURAL GAS GATHERING/PROCESSING -- 24.55%
Energy Transfer Partners, L.P. .............................     918,444      45,793,618
Markwest Energy Partners, L.P. .............................     226,100      10,084,060
Markwest Energy Partners, L.P. -- Unregistered(+)...........     579,710      23,657,965
                                                                           -------------
                                                                              79,535,643
                                                                           -------------
SHIPPING -- 0.63%
K-Sea Transportation Partners L.P. .........................      65,600       2,034,256
                                                                           -------------
PROPANE DISTRIBUTION -- 11.08%
Inergy, L.P. ...............................................   1,300,000      35,295,000
Inergy, L.P. -- Unregistered(+).............................      24,861         590,697
                                                                           -------------
                                                                              35,885,697
                                                                           -------------
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $423,706,566).......                 474,293,267
                                                                           -------------



                                                              PRINCIPAL
                                                                AMOUNT         VALUE
                                                              ----------   -------------
PROMISSORY NOTES -- 2.48%
K-SEA TRANSPORTATION PARTNERS L.P. -- UNREGISTERED, 8.200%,
  DUE 03/31/2009 (COST $8,024,846)(+)@......................  $8,137,500       8,024,846
                                                                           -------------



                                                                SHARES
                                                              ----------
INVESTMENT COMPANIES -- 0.53%
FIRST AMERICAN GOVERNMENT OBLIGATIONS FUND -- CLASS Y (COST
  $1,734,683)...............................................   1,734,683       1,734,683
                                                                           -------------
TOTAL INVESTMENTS -- 149.41% (COST $433,466,095)............                 484,052,796
INTEREST RATE SWAP CONTRACTS -- (0.46%)
$60,000,000 notional, Matures 7/10/2007 -- Unrealized
  Depreciation..............................................                    (808,613)
$50,000,000 notional, Matures 7/17/2007 -- Unrealized
  Depreciation..............................................                    (666,875)
                                                                           -------------
                                                                              (1,475,488)
                                                                           -------------
LIABILITIES IN EXCESS OF OTHER ASSETS -- (38.15%)...........                (123,611,114)
                                                                           -------------
PREFERRED SHARES AT REDEMPTION VALUE -- (10.80%)............                 (35,000,000)
                                                                           -------------
TOTAL NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS -- 100.00%...................................               $ 323,966,194
                                                                           =============


---------------

Footnotes and Abbreviations

*    Non-Income producing security.


(+) Fair valued securities represent a total market value of $48,476,042 which represents 14.96% of net assets.


#    Security distributions are paid in kind.


@ Security is a variable rate instrument. Interest rate is as of October 31, 2004.

              See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION


                 STATEMENT OF ASSETS & LIABILITIES (UNAUDITED)



                                                               AS OF OCTOBER 31, 2004
                                                               ----------------------
                                       ASSETS
  Investments at value (cost $433,466,095)..................        $484,052,796
  Dividends receivable......................................           4,608,506
  Interest receivable.......................................             151,398
  Prepaid expenses and other assets.........................           1,911,375
                                                                    ------------
     Total assets...........................................         490,724,075
                                                                    ------------

                                     LIABILITIES
  Payable to Adviser........................................             286,330
  Preferred shares, dividends payable.......................              36,225
  Accrued expenses and other liabilities....................             883,172
  Unrealized depreciation on interest rate swap contracts...           1,475,488
  Deferred tax liability....................................          19,076,666
  Auction rate senior notes payable:
     Series A, Due July 15, 2044............................          60,000,000
     Series B, Due July 15, 2044............................          50,000,000
                                                                    ------------
       Total liabilities....................................         131,757,881
                                                                    ------------
PREFERRED SHARES:
  $25,000 liquidation value per share applicable to 1,400
     outstanding shares.....................................          35,000,000
                                                                    ------------
     Net assets applicable to common stockholders...........        $323,966,194
                                                                    ============
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF:
  Capital stock, $0.001 par value; 12,684,154 shares issued
     and outstanding (100,000,000 shares authorized)........        $     12,684
  Additional paid-in capital................................         294,154,142
  Accumulated net investment loss, net of deferred tax
     benefit................................................             (54,682)
  Accumulated realized loss, net of deferred tax benefit....             (88,778)
  Net unrealized gain on investments and interest rate swap
     contracts, net of deferred tax expense.................          29,942,828
                                                                    ------------
     Net assets applicable to common stockholders...........        $323,966,194
                                                                    ============
  Net Asset Value per common share outstanding (net assets
     applicable to common shares, divided by common shares
     outstanding)...........................................        $      25.54
                                                                    ============


              See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION


                      STATEMENT OF OPERATIONS (UNAUDITED)



                                                               PERIOD FROM FEBRUARY 27, 2004(1)
                                                                   THROUGH OCTOBER 31, 2004
                                                               --------------------------------
INVESTMENT INCOME:
  Distributions from investments of master limited
     partnerships...........................................             $  2,141,625
  Dividends from money market mutual funds..................                   19,390
  Interest..................................................                  965,233
                                                                         ------------
     TOTAL INVESTMENT INCOME................................                3,126,248
                                                                         ------------
EXPENSES:
  Advisory fees.............................................                2,268,373
  Organizational expenses...................................                  249,003
  Professional fees.........................................                  181,594
  Administrator fees........................................                  161,728
  Interest expense on auction rate senior notes.............                  580,581
  Reports to stockholders...................................                   41,535
  Custodian fees and expenses...............................                   34,870
  Directors' fees...........................................                   50,970
  Fund accounting fees......................................                   36,071
  Registration fees.........................................                   25,623
  Stock transfer agent fees.................................                    9,222
  Other expenses............................................                  125,506
                                                                         ------------
     TOTAL EXPENSES.........................................                3,765,076
                                                                         ------------
  Less, expense reimbursement by Adviser....................                 (549,185)
                                                                         ------------
     NET EXPENSES...........................................                3,215,891
                                                                         ------------
NET INVESTMENT LOSS, BEFORE DEFERRED TAX BENEFIT............                  (89,643)
                                                                         ------------
  Deferred tax benefit......................................                   34,961
                                                                         ------------
NET INVESTMENT LOSS.........................................                  (54,682)
                                                                         ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments..........................                    7,772
  Net realized loss on interest rate swap settlements.......                 (153,310)
                                                                         ------------
     Net realized loss, before deferred tax benefit.........                 (145,538)
       Deferred tax benefit.................................                   56,760
                                                                         ------------
       Net realized loss on investments and interest rate
          swap settlements..................................                  (88,778)
                                                                         ------------
  Net change in unrealized appreciation of investments......               50,586,702
  Net change in unrealized depreciation of interest rate
     swap contracts.........................................               (1,475,488)
                                                                         ------------
     Net change in unrealized gain, before deferred tax
       expense..............................................               49,111,214
                                                                         ------------
       Deferred tax expense.................................              (19,168,386)
                                                                         ------------
  Net change in unrealized appreciation of investments and
     interest rate swap contracts...........................               29,942,828
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............               29,854,050
                                                                         ------------
DIVIDENDS TO PREFERRED STOCKHOLDERS.........................                  (87,941)
                                                                         ------------
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
  RESULTING FROM OPERATIONS.................................             $ 29,711,427
                                                                         ============


---------------

(1) Commencement of Operations.

              See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION


                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)



                                                              PERIOD FROM FEBRUARY 27, 2004(1)
                                                                  THROUGH OCTOBER 31, 2004
                                                              --------------------------------
OPERATIONS:
  Net investment loss.......................................            $    (54,682)
  Net realized loss on investments and interest rate swap
     settlements............................................                 (88,778)
  Net change in unrealized appreciation of investments and
     interest rate swap contracts...........................              29,942,828
  Dividends to preferred stockholders.......................                 (87,941)
                                                                        ------------
     Net increase in net assets applicable to common
      stockholders resulting from operations................              29,711,427
                                                                        ------------
DIVIDENDS TO COMMON STOCKHOLDERS:
  Net investment income.....................................                      --
  Return of capital.........................................              (6,823,892)
                                                                        ------------
     Total dividends to common stockholders.................              (6,823,871)
                                                                        ------------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from initial public offering of 11,000,000 common
     shares.................................................             275,000,000
  Proceeds from issuance of 1,600,000 common shares in
     connection with exercising an overallotment option
     granted to underwriters of the initial public
     offering...............................................              40,000,000
  Underwriting discounts and offering expenses associated
     with the issuance of common shares.....................             (14,867,868)
  Underwriting discounts and offering expenses associated
     with the issuance of preferred shares..................                (875,000)
  Issuance of 61,107 common shares from reinvestment of
     dividend distributions to stockholders.................               1,453,105
                                                                        ------------
     Net increase in net assets, applicable to common
      stockholders, from capital share transactions.........             300,710,237
                                                                        ------------
Total increase in net assets applicable to common
  stockholders..............................................             323,597,772
NET ASSETS:
  Beginning of period.......................................                 368,422
  End of period.............................................            $323,966,194
                                                                        ============
  Accumulated net investment loss, net of income tax
     benefit, at October 31, 2004...........................            $    (54,682)
                                                                        ============


---------------

(1) Commencement of Operations.

              See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION


                      STATEMENT OF CASH FLOWS (UNAUDITED)



                                                              PERIOD FROM FEBRUARY 27, 2004(1)
                                                                  THROUGH OCTOBER 31, 2004
                                                              --------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Distributions received from master limited partnerships...           $   7,788,638
  Interest income received..................................                 804,049
  Purchases of long term investments........................            (442,512,215)
  Proceeds from sale of investments.........................                 562,522
  Net purchases of short term investments...................              (1,734,971)
  Net realized loss on interest rate swap settlements.......                (153,310)
  Interest expense paid.....................................                (440,289)
  Operating expenses paid...................................              (2,706,927)
                                                                       -------------
    Net cash used in operating activities...................            (438,392,503)
CASH FLOWS FROM FINANCING ACTIVITIES
  Issuance of common stock..................................             315,000,000
  Issuance of auction rate senior notes payable.............             110,000,000
  Issuance of preferred stock...............................              35,000,000
  Common stock issuance costs...............................             (14,705,165)
  Debt issuance costs.......................................              (1,435,500)
  Preferred stock issuance costs............................                (412,751)
  Dividends paid to preferred stockholders..................                 (51,716)
  Dividends paid to common stockholders.....................              (5,370,787)
                                                                       -------------
    Net cash provided by financing activities...............             438,024,081
                                                                       -------------
  Net decrease in cash......................................                (368,422)
  Cash -- beginning of period...............................                 368,422
                                                                       -------------
  Cash -- end of period.....................................           $          --
                                                                       =============
Reconciliation of net increase in net assets applicable to
  common stockholders resulting from operations to net cash
  used in operating activities:
  Net increase in net assets, applicable to common
    stockholders, resulting from operations.................           $  29,711,427
  Adjustments to reconcile net increase in net assets,
    applicable to common stockholders, resulting from
    operations to net cash used in operating activities:
    Purchases of long-term investments, net of return of
     capital adjustments....................................            (432,276,089)
    Proceeds from sales of investments......................                 562,522
    Net purchases of short term investments.................              (1,734,971)
    Deferred income taxes...................................              19,076,666
    Net change in unrealized appreciation on investments and
     interest rate swap contracts...........................             (49,111,214)
    Realized gains on investments...........................                  (7,772)
    Accretion of discount on investments....................                  (9,784)
    Amortization of debt issuance costs.....................                  10,709
    Dividends to preferred stockholders.....................                  87,941
    Changes in operating assets and liabilities:
      Increase in dividends receivable......................              (4,608,506)
      Increase in interest receivable.......................                (151,398)
      Increase in prepaid expenses and other assets.........                (486,584)
      Increase in advisory fee payable......................                 286,330
      Increase in accrued expenses and other liabilities....                 258,220
                                                                       -------------
      Total adjustments.....................................            (468,103,930)
                                                                       -------------
Net cash used in operating activities.......................           $(438,392,503)
                                                                       =============
NON-CASH FINANCING ACTIVITIES:
  Reinvestment of dividend distributions....................           $   1,453,105
                                                                       =============


---------------

(1) Commencement of Operations.

              See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION


                        FINANCIAL HIGHLIGHTS (UNAUDITED)



                                                              PERIOD FROM FEBRUARY 27, 2004(1)
                                                                  THROUGH OCTOBER 31, 2004
                                                              --------------------------------
PER COMMON SHARE DATA(2)
  Net Asset Value, beginning of period
     Public offering price..................................              $  25.00
     Underwriting discounts and offering costs..............                 (1.18)
  Income from Investment Operations:
     Net investment loss(3).................................                    --
     Net realized and unrealized gain on investments........                  2.27
                                                                          --------
       Total increase from investment operations............                  2.27
                                                                          --------
  Less Dividends to Preferred Stockholders..................                 (0.01)
                                                                          --------
  Less Distributions to Common Stockholders:
     Net investment income..................................                    --
     Return of capital......................................                 (0.54)
                                                                          --------
       Total dividends to Common Stockholders...............                 (0.54)
                                                                          --------
  Net Asset Value, end of period............................              $  25.54
                                                                          ========
  Per common share market value, end of period..............              $  25.35
     Total Investment Return Based on Market Value(4).......                  3.72%
SUPPLEMENTAL DATA AND RATIOS
  Net assets applicable to common stockholders, end of
     period (000's).........................................              $323,966
  Ratio of expenses to average net assets before
     waiver(5)..............................................                  1.86%
  Ratio of expenses to average net assets after waiver(5)...                  1.59%
  Ratio of expenses, without regard to non-recurring
     organizational expenses, to average net assets before
     waiver(5)..............................................                  1.74%
  Ratio of expenses, without regard to non-recurring
     organizational expenses, to average net assets after
     waiver(5)..............................................                  1.47%
  Ratio of net investment loss to average net assets before
     waiver(5)..............................................                 (0.32)%
  Ratio of net investment loss to average net assets after
     waiver(5)..............................................                 (0.05)%
  Portfolio turnover rate...................................                  0.23%
  Tortoise Auction Rate Senior Notes, end of period
     (000's)................................................              $110,000
  Per common share amount of borrowings outstanding at end
     of period..............................................              $   8.67
  Per common share amount of preferred shares outstanding at
     end of period..........................................              $   2.76
  Per common share amount of net assets, excluding
     borrowings and preferred shares, at end of period......              $  36.97
  Asset coverage, per $1,000 of principal amount of auction
     rate senior notes
     Series A...............................................              $  4,263
     Series B...............................................              $  4,263
  Asset coverage ratio of auction rate senior notes(6)......                   426%


---------------

(1) Commencement of Operations.

(2) Information presented relates to a share of common stock outstanding for the entire period.


(3) Amount is less than 0.01 per share.



(4) Not Annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.



(5) Annualized.



(6) Represents value of total assets less all liabilities and indebtedness not represented by Senior Notes at the end of the period divided by Senior Notes outstanding at the end of the period.


              See Accompanying Notes to the Financial Statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                    NOTES TO FINANCIAL STATEMENTS UNAUDITED


                                OCTOBER 31, 2004


1.  ORGANIZATION


     Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to shareholders. The Company seeks to provide its shareholders with an efficient vehicle to invest in the energy infrastructure sector. The Company commenced operations on February 27, 2004. The Company's shares are listed on the New York Stock Exchange under the symbol "TYG".


2.  SIGNIFICANT ACCOUNTING POLICIES

     A. Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     B. Investment Valuation -- The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the closing bid price on such day.

     The Company may invest up to 30% of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon, duration and rating.

     The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company's portfolio securities before the net asset value has been calculated (a "significant event"), the portfolio securities so affected will generally be priced using a fair value procedure.

     The Company generally values its interest rate swap contracts by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.


     C. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions are recorded on the ex-dividend date. Distributions received from the Company's investments in master limited partnerships ("MLPs"), generally are comprised of income and return of capital from the MLP. The Company records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

     D. Dividends to Shareholders -- Dividends to common shareholders are recorded on the ex-dividend date. The character of dividends to common shareholders made during the year may differ from their ultimate characterization for federal income tax purposes. The Company's dividend, for book purposes, may be comprised of return of capital and ordinary income, which is based on the operating results of the Company. For tax purposes, the Company estimates the current dividend to common shareholders is comprised of 100% return of capital for the current fiscal year. The Company is unable to make final determinations as to the character of the dividend to common shareholders until after the end of the calendar year. The Company will inform shareholders of the final character of the dividend during January 2005.



     Dividends to preferred shareholders are based on a variable rate of interest set at auctions, normally held every 28 days. Dividends on preferred shares are accrued for the subsequent 28 day period on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period.



     E. Federal Income Taxation -- The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP's taxable income in computing its own taxable income. The Company's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. To the extent the Company has a net deferred tax asset, a valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.



     F. Organization Expenses, Offering and Debt Issuance Costs -- The Company is responsible for paying all organization expenses, which are expensed as incurred. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes payable are capitalized and amortized over the period the notes are outstanding.



     G. Derivative Financial Instruments -- The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period included in the Statement of Operations. Monthly cash settlements, under the terms of the interest rate swap agreements, are recorded as realized gains or losses in the Statement of Operations.


     H. Indemnifications -- Under the Company's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

3.  CONCENTRATION OF RISK


     The Company's investment objective is to seek a high level of total return with an emphasis on current dividends paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of domestic energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. Companies that primarily invest in a particular sector may experience greater volatility then companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.


4.  AGREEMENTS


     The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares) ("Managed Assets"), in exchange for the investment advisory services provided. For the period following the commencement of the Company's operations through January 31, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending January 31, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.


     The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

     U.S. Bank N.A. will serve as the Company's custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

5.  INCOME TAXES


     Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Company's deferred tax assets and liabilities as of October 31, 2004 are as follows:



Deferred tax assets:
  Organization costs........................................  $    84,075
  Net operating loss carryforwards..........................      850,441
                                                              -----------
                                                                  934,516
                                                              -----------

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

Deferred tax liabilities:
  Unrealized gains on investment securities and interest
     rate swap contracts....................................   19,168,386
  Distributions received from MLPs..........................      842,796
                                                              -----------
                                                               20,011,182
                                                              -----------
Total net deferred tax liability............................  $19,076,666
                                                              ===========



     The components of income tax expense include $17,104,916 and $1,971,750 for deferred federal and state income taxes, respectively. At October 31, 2004, the Company had a net operating loss for federal income tax purposes of approximately $2,181,000. This net operating loss may be carried forward for 20 years, and accordingly would expire after the year ended November 30, 2024.


     Total income taxes differ from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains on investments and interest rate swap contracts before taxes as follows:


Application of statutory income tax rate....................  $17,104,916
State income taxes and other, net...........................    1,971,750
                                                              -----------
Total.......................................................  $19,076,666
                                                              ===========



     For federal income tax purposes, interim cash settlements on interest rate swap contracts are treated as ordinary income/deductions. Additionally, for federal income tax purposes, dividend payments made to preferred shareholders are not deductible.



     At October 31, 2004 the cost basis of investments for federal income tax purposes was $431,305,080. At October 31, 2004, gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:



Gross unrealized appreciation...............................  $52,747,716
Gross unrealized depreciation...............................           --
                                                              -----------
Net unrealized appreciation.................................  $52,747,716
                                                              ===========


6.  INVESTMENT TRANSACTIONS


     For the period ended October 31, 2004, the Company purchased and sold securities in the amount of $442,512,215 and $562,522 (excluding short-term debt securities and interest rate swaps), respectively.


7.  AUCTION RATE SENIOR NOTES


     The Company has issued $60,000,000 and $50,000,000 aggregate principal amount of auction rate senior notes Series A and Series B, respectively (collectively, the "Notes"). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on July 15, 2044. Fair value of the notes approximates carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.



     Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. Interest rates for Series A and Series B as of October 31, 2004 were 2.19% and 2.20%, respectively. The weighted average interest rate for Series A and Series B for the period ended October 31, 2004 were 1.97% and 1.98%, respectively. These rates include the Applicable Rate based on the latest results of the Auction plus commissions paid to the Auction Agent. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes'

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION prospectus. Generally, each rate period will be 28 days. The Notes will not be listed on any exchange or automated quotation system.


     The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to correct rating agency guidelines in a timely manner.


     The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company's outstanding preferred shares; (2) senior to all of the Company's outstanding common shares; (3) on a parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.



8.  PREFERRED SHARES



     The Company has 7,500 authorized preferred shares, of which 1,400 shares (MMP Shares) are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared.



     Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate as of October 31, 2004 was 2.32%. The weighted average dividend rate for the period ended October 31, 2004 was 2.22%. This rate includes the Applicable Rate based on the latest results of the Auction plus commissions paid to the Auction Agent. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distribution on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.



     The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to correct rating agency guidelines in a timely manner.



     The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred shares or the holders of common shares.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

9.  INTEREST RATE SWAP CONTRACTS



     The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts default, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company's leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300% asset coverage of the liquidation value of the outstanding auction rate senior notes or if the Company loses its credit rating on its auction rate senior notes, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes. Details of the interest rate swap contracts outstanding as of October 31, 2004, were as follows:



                        TERMINATION    NOTIONAL     FIXED                                 UNREALIZED
COUNTERPARTY               DATE         AMOUNT      RATE          FLOATING RATE         (DEPRECIATION)
------------            -----------   -----------   -----   -------------------------   --------------
U.S. Bank, N.A. ......  07/10/2007    $60,000,000   3.54%   1 month U.S. Dollar LIBOR    $  (808,613)
U.S. Bank, N.A. ......  07/17/2007     50,000,000   3.56%   1 month U.S. Dollar LIBOR       (666,875)
                                                                                        --------------
                                                                                         $(1,475,488)
                                                                                         ===========



10.  COMMON STOCK



     There are 100,000,000 shares of beneficial interest authorized and 12,684,154 shares outstanding at October 31, 2004. Transactions in common shares for the period February 27, 2004 through October 31, 2004, were as follows:



Beginning shares............................................      23,047
Shares sold through initial public offering and exercise of
  over allotment options....................................  12,600,000
Shares issued through reinvestment of dividends.............      61,107
                                                              ----------
Ending shares...............................................  12,684,154
                                                              ==========



11.  SUBSEQUENT EVENT



     Effective November 10, 2004, the Company's Board of Directors approved the issuance of an additional common stock offering.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Shareholders and Board of Directors


Tortoise Energy Infrastructure Corporation



     We have audited the accompanying statement of assets and liabilities of Tortoise Energy Infrastructure Corporation (referred to herein as "the Company") as of February 6, 2004, and the related statement of operations for the period from October 29, 2003 (date of organization) through February 6, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.



     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of cash as of February 6, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at February 6, 2004, and the results of its operations from October 29, 2003 to February 6, 2004 in conformity with U.S. generally accepted accounting principles.



                                          /S/ ERNST & YOUNG LLP



Kansas City, Missouri


February 13, 2004

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                      STATEMENT OF ASSETS AND LIABILITIES

                                FEBRUARY 6, 2004

                                ASSETS
Cash........................................................  $ 550,250
Deferred Offering Costs.....................................    386,649
                                                              ---------
TOTAL ASSETS................................................    936,899

                              LIABILITIES
Accrued Offering Costs......................................    386,649
Payable to Adviser..........................................     31,967
Payable for Organization Costs..............................    134,379
Payable to Transfer Agent...................................        400
                                                              ---------
TOTAL LIABILITIES...........................................    553,395
                                                              ---------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $ 383,504
                                                              =========
NET ASSETS APPLICABLE TO COMMON SHARES REPRESENT:
Common Shares, $.001 par value; 100,000,000 shares
  authorized, 23,047 shares outstanding.....................  $      23
Additional Paid-In Capital..................................    550,227
Retained Deficit............................................   (166,746)
                                                              ---------
TOTAL.......................................................  $ 383,504
                                                              =========
NET ASSET VALUE PER COMMON SHARE OUTSTANDING ($383,504
  divided by 23,047 common shares outstanding)..............  $   16.64
                                                              =========

    The accompanying notes are an integral part of the financial statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                            STATEMENT OF OPERATIONS

              PERIOD FROM OCTOBER 29, 2003 (DATE OF ORGANIZATION)
                            THROUGH FEBRUARY 6, 2004

Investment Income...........................................  $      --
                                                              ---------
Expenses:
  Organization Costs........................................  $ 166,346
  Transfer Agent Fees.......................................        400
                                                              ---------
Total Expenses..............................................    166,746
                                                              ---------
Net Investment Loss Before Taxes............................   (166,746)
                                                              ---------
Income taxes................................................         --
                                                              ---------
Net investment loss.........................................  $(166,746)
                                                              =========

    The accompanying notes are an integral part of the financial statements.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

                         NOTES TO FINANCIAL STATEMENTS

                                FEBRUARY 6, 2004

1.  ORGANIZATION

     Tortoise Energy Infrastructure Corporation (the "Company") was organized as a Maryland corporation on October 29, 2003, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company has had no operations other than the sale of 23,047 shares to the aggregate Subscribers for $550,250 on January 22, 2004. The Company is planning a public offering of its common stock as soon as practicable after the effective date of its registration statement.

2.  SIGNIFICANT ACCOUNTING POLICIES

     The following is a listing of the significant accounting policies that the Company will implement upon the commencement of its operations:

     A. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     B. Investment Valuation -- The Company intends to own securities that are listed on a securities exchange. The Company will value those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between the bid and ask price on such day.

     The Company may invest up to 30% of its total assets in direct private placement securities. Direct private placement securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as securities with similar yields, quality, type of issue, coupon, duration and rating.

     The Company generally will value short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company's portfolio securities before the net asset value has been calculated (a "significant event"), the portfolio securities so affected will generally be priced using a fair value procedure.

     C. Security Transaction and Investment Income -- Security transactions will be accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses will be reported on an identified cost basis. Dividend and distribution income will be recorded on the ex-dividend date. Interest income will be recognized on the accrual basis, including amortization of premiums and accretion of discounts.

     D. Distributions to Shareholders -- Distributions to shareholders will be recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

     E. Federal Income Taxation -- The Company is treated as a corporation for federal and state income tax purposes. Thus, the Company will be obligated to pay federal and state income tax on its taxable income. The Company intends to invest its assets primarily in Master Limited Partnerships ("MLPs"), which generally are treated as partnerships for federal income tax purposes. As a partner in the MLPs, the Company will report its allocable share of the MLP's taxable income in computing its own taxable income. The Company's tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized. Future realization of deferred income tax assets ultimately depends on the existence of sufficient taxable income of the appropriate character in either the carryback or carryforward period under the tax law.

     F. Organization Expenses and Offering Costs -- The Company is responsible for paying all organization and offering expenses. Offering costs paid by the Company will be charged as a reduction of paid-in capital at the completion of the Company's initial public offering. Organization costs are expensed as incurred, and are reported in the accompanying statement of operations.

3.  CONCENTRATION OF RISK

     The Company's investment objective is to seek a high level of total return with an emphasis on current distributions paid to its shareholders. Under normal circumstances, the Company intends to invest at least 90% of its total assets in securities of energy infrastructure companies, and will invest at least 70% of its total assets in equity securities of MLPs. The Company may invest up to 25% of its assets in debt securities, which may include below investment grade securities. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objectives.

4.  AGREEMENTS

     The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, LLC (the "Adviser"). Under the terms of the agreement, the Company will pay the Adviser a fee equal to an annual rate of 0.95% of the Company's average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities other than deferred income taxes, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any, ("Managed Assets") in exchange for the investment advisory services provided. For the period following the commencement of the Company's operations through January 31, 2006, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.23% of the average monthly Managed Assets of the Company. For years ending January 31, 2007, 2008 and 2009, the Adviser has agreed to waive or reimburse the Company for fees and expenses in an amount equal to 0.10% of the average monthly Managed Assets of the Company.

     As of February 6, 2004, the Company owes the Adviser $31,967 for costs incurred in connection with the registration statement and organization of the Company. This amount is payable to the Adviser upon the closing date of the public offering.

     The Company has engaged U.S. Bancorp Fund Services, LLC to serve as the Company's administrator. The Company will pay the administrator a monthly fee computed at an annual rate of 0.07% of the first $300 million of the Company's Managed Assets, 0.06% on the next $500 million of Managed Assets and 0.04% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $45,000.

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

     Computershare Investor Services, LLC will serve as the Company's transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

     U.S. Bank N.A. will serve as the Company's custodian. The Company will pay the custodian a monthly fee computed at an annual rate of 0.015% on the first $100 million of the Company's Managed Assets and 0.01% on the balance of the Company's Managed Assets, subject to a minimum annual fee of $4,800.

5.  INCOME TAXES

     As of February 6, 2004, the Company has a deferred income tax asset in the amount of approximately $61,000 related to organization costs incurred by the Company, which cannot be deducted for income tax purposes. However, the Company has an equal and offsetting valuation allowance against its deferred income tax asset, since the Company has not developed a history of taxable income, based on available evidence.

                      APPENDIX A -- RATING OF INVESTMENTS

                        MOODY'S INVESTORS SERVICE, INC.

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

     "Aaa" Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     "Aa" Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     "A" Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     "Baa" Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     "Ba" Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     "B" Obligations rated B are considered speculative and are subject to high credit risk.

     "Caa" Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     "Ca" Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     "C" Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

US MUNICIPAL AND TAX-EXEMPT RATINGS

     Municipal ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

     "Aaa" Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Aa" Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "A" Issuers or issues rated A present above average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Baa" Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Ba" Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "B" Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Caa" Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "Ca" Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     "C" Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF MOODY'S HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES AND OTHER SHORT-TERM LOANS

     Moody's ratings for state and municipal notes and other short-term loans are designated "Moody's Investment Grade" ("MIG" or, for variable or floating rate obligations, "VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings. Symbols used will be as follows:

     "MIG-1" This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     "MIG-2" This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

     "MIG-3" This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

     "SG" This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

     "VMIG 1" This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG 2" This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

     "VMIG 3" This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

DESCRIPTION OF MOODY'S SHORT TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

     "P-1" Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

     "P-2" Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

     "P-3" Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

     "NP" Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

                                 FITCH RATINGS

     A brief description of the applicable Fitch Ratings ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

LONG-TERM CREDIT RATINGS

  INVESTMENT GRADE

     "AAA" -- Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be affected adversely by foreseeable events.

     "AA" -- Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     "A" -- High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     "BBB" -- Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

  SPECULATIVE GRADE

     "BB" -- Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     "B" -- Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     "CCC", "CC", "C" -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

     "DDD", "DD", And "D" Default -- The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

SHORT-TERM CREDIT RATINGS

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     "F1" -- Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     "F2" -- Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     "F3" -- Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade. B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "B" -- Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     "C" -- High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     "D" -- Default. Denotes actual or imminent payment default.

     Notes to Long-term and Short-term ratings:

     "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

     "NR" indicates that Fitch Ratings does not rate the issuer or issue in question.

     "Withdrawn" -- A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

     "Rating Watch" -- Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch typically is resolved over a relatively short period.

     A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                         STANDARD & POOR'S CORPORATION

     A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P"), rating symbols and their meanings (as published by S&P) follows:

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper.

     Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations:

     1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation; and

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

     "AAA" -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     "AA" -- An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     "A" -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB, B, CCC, CC, and C -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C -- The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     "+/-" -- Plus (+) or minus (-). The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "c" -- The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

     "P" -- The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     "*" -- Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     "r" -- The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

     N.R. -- Not rated.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

     Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

  NOTES

     A Standard & Poor's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

     Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     "SP-1" -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     "SP-2" -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" -- Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

  COMMERCIAL PAPER

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     "A-1" -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     "A-2" -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     "A-3" -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     "B" -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     "C" -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     "D" -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

     S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   TORTOISE ENERGY INFRASTRUCTURE CORPORATION

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                                          , 2004

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                           PART C - OTHER INFORMATION

ITEM 24: FINANCIAL STATEMENTS AND EXHIBITS

         1.       Financial Statements:


         The Registrant's audited financial statements dated February 6, 2004, and unaudited financial statements dated October 31, 2004 and notes to the financial statements are filed herein and appear in the statement of additional information.


         2.       Exhibits:

                  a.1.     Articles of Incorporation.(1)
                  a.2.     Articles of Amendment and Restatement.(2)
                  a.3.     Articles Supplementary.(5)
                  b.1.     By-laws.(1)
                  b.2.     Amended and Restated Bylaws.(2)
                  c.       None.
                  d.       Form of Common Stock Certificate.**
                  e.       Terms and Conditions of the Dividend Reinvestment
                           Plan.(3)
                  f.       Not applicable.
                  g.1.     Investment Advisory Agreement with Tortoise Capital
                           Advisors, L.L.C.(3)
                  g.2.     Reimbursement Agreement.(3)
                  h.1.     Form of Underwriting Agreement.*
                  h.2.     Form of Master Agreement Among Underwriters.*
                  h.3.     Form of Master Selected Dealers Agreement.*
                  i.       None.
                  j.       Custody Agreement.(3)
                  k.1      Stock Transfer Agency Agreement.(2)
                  k.2      Administration Agreement.(3)
                  k.3      Fund Accounting Agreement.(3)
                  l.       Opinion of Venable LLP*
                  m.       Not applicable.
                  n.1.     Consent of Auditors.*
                  n.2.     Opinion of Blackwell Sanders Peper Martin, L.L.P.
                           related to tax matters.(4)
                  n.3.     Opinion of Blackwell Sanders Peper Martin, L.L.P.
                           related to U.B.T.I. Tax Matters.(4)
                  o.       Not applicable.
                  p.       Subscription Agreement.(3)
                  q.       None.
                  r.1      Amended Code of Ethics for the Registrant.**
                  r.2      Amended Code of Ethics for the Adviser.**
                  s.       Powers of Attorney.(2)


*        Filed herewith.


** Previously filed in Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed on November 24, 2004.





(1) Incorporated by reference to Registrant's Registration Statement on Form N-2, filed on October 31, 2003 (File Nos. 333-110143 and 811-21462).
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on January 30, 2004 (File Nos. 333-110143 and 811-21462).

(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on June 28, 2004 (File Nos. 333-114545 and 811-21462).
(4) Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-2, filed on February 20, 2004 (File Nos. 333-110143 and 811-21462).
(5) Incorporated by reference to Registrant's Registration Statement on Form N-2, filed on October 15, 2004 (File Nos. 333-119784 and 811-21462).


ITEM 25: MARKETING ARRANGEMENTS


         Reference is made to the form of underwriting agreement for the Registrant's common stock, to be filed in a subsequent amendment.


ITEM 26: OTHER EXPENSES AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:


          Securities and Exchange Commission Fees.................     $  27,000
          NYSE Listing Fees.......................................        49,000
          Directors' Fees and Expenses............................         5,000
          Printing (other than certificates)......................        75,000
          Accounting fees and expenses............................         5,000
          Legal fees and expenses.................................       375,000
          NASD Fees...............................................        20,000
          Miscellaneous...........................................        44,000
                                                                        --------
             Total................................................      $600,000
                                                                        ========

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

         As of October 31, 2004, the number of record holders of each class of securities of the Registrant was:

                       TITLE OF CLASS                   NUMBER OF RECORD HOLDERS
          -----------------------------------------     ------------------------
          Common Stock ($0.001 par value)..........                  46
          Preferred Stock (Liquidation Preference
             $25,000 per share)....................                  1
          Long-term Debt ($110,000,000 aggregate
             principal amount).....................                  1

ITEM 29.  INDEMNIFICATION

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Registrant's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law.

The Registrant's charter authorizes it, to the maximum extent permitted by Maryland law and the Investment Company Act of 1940, as amended (the "1940 Act"), to obligate itself to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant's Bylaws obligate it, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Registrant and at the request of the Registrant, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Registrant and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served as a predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgements, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgement in a suit by or in the right of the corporation or for a judgement of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and
(b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

The provisions set forth above apply insofar as they are consistent with Section 17(h) of the 1940 Act, which prohibits indemnification of any director or officer of the Registrant against any liability to the

Registrant or its stockholders to which such director or officer otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act"), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the statement of additional information under the caption "Management of the Company -- Directors and Officers" is hereby incorporated by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment adviser, Tortoise Capital Advisors, L.L.C., 10801 Mastin Boulevard, Suite 222, Overland Park, Kansas 66210, at the offices of the custodian, U.S. Bank National Association, 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, Ohio 45202, at the offices of the transfer agent, Computershare Investor Services, LLC, Two North LaSalle Street, Chicago, Illinois 60602, or at the offices of the administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.

ITEM 32. MANAGEMENT SERVICES

         Not applicable.

ITEM 33. UNDERTAKINGS

         1. The Registrant undertakes to suspend the offering of shares until the Prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the Prospectus.

         2.       Not applicable.

         3.       Not applicable.

         4.       Not applicable.

         5. (a) For the purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

                  (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Overland Park and State of Kansas, on the 14th day of December, 2004.




                                      Tortoise Energy Infrastructure Corporation


                                      By:  /s/ David J. Schulte
                                          --------------------------------------
                                          David J. Schulte, President


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.



/s/ Terry C. Matlack*                      Director and Treasurer (Principal
------------------------------------
Terry C. Matlack                           Financial and Accounting Officer)              December 14, 2004

/s/ Conrad S. Ciccotello*                              Director
------------------------------------
Conrad S. Ciccotello                                                                      December 14, 2004

/s/ John R. Graham*                                    Director
------------------------------------
John R. Graham                                                                            December 14, 2004

/s/ Charles E. Heath*                                  Director
------------------------------------
Charles E. Heath                                                                          December 14, 2004

/s/ H. Kevin Birzer*                                   Director
------------------------------------
H. Kevin Birzer                                                                           December 14, 2004

/s/ David J. Schulte                     President and Chief Executive Officer
------------------------------------
David J. Schulte                             (Principal Executive Officer)                December 14, 2004


* By David J. Schulte pursuant to power of attorney, filed on January 30, 2004 in connection with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on January 30, 2004 (File Nos. 333-110143 and 811-21462) and is hereby incorporated by reference.

                                  EXHIBIT INDEX



         a.1.     Articles of Incorporation.(1)
         a.2.     Articles of Amendment and Restatement.(2)
         a.3.     Articles Supplementary.(5)
         b.1.     By-laws.(1)
         b.2.     Amended and Restated Bylaws.(2)
         c.       None.
         d.       Form of Common Stock Certificate.**
         e.       Terms and Conditions of the Dividend Reinvestment Plan.(3)
         f.       Not applicable.
         g.1.     Investment Advisory Agreement with Tortoise Capital Advisors,
                  L.L.C.(3)
         g.2.     Reimbursement Agreement.(3)
         h.1.     Form of Underwriting Agreement.*
         h.2.     Form of Master Agreement Among Underwriters.*
         h.3.     Form of Master Selected Dealers Agreement.*
         i.       None.
         j.       Custody Agreement.(3)
         k.1      Stock Transfer Agency Agreement.(2)
         k.2      Administration Agreement.(3)
         k.3      Fund Accounting Agreement.(3)
         l.       Opinion of Venable LLP*
         m.       Not applicable.
         n.1.     Consent of Auditors.*
         n.2. Opinion of Blackwell Sanders Peper Martin, L.L.P. related to tax matters.(4)
         n.3.     Opinion of Blackwell Sanders Peper Martin, L.L.P. related to
                  U.B.T.I. Tax Matters.(4)
         o.       Not applicable.
         p.       Subscription Agreement.(3)
         q.       None.
         r.1      Amended Code of Ethics for the Registrant.**
         r.2      Amended Code of Ethics for the Adviser.**
         s.       Powers of Attorney.(2)


*    Filed herewith.

** Previously filed in Pre-Effective Amendment No. 1 to Registrant's Registration Statement filed on November 24, 2004.

(1) Incorporated by reference to Registrant's Registration Statement on Form N-2, filed on October 31, 2003 (File Nos. 333-110143 and 811-21462).
(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on January 30, 2004 (File Nos. 333-110143 and 811-21462).
(3) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2, filed on June 28, 2004 (File Nos. 333-114545 and 811-21462).
(4) Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-2, filed on February 20, 2004 (File Nos. 333-110143 and 811-21462).
(5) Incorporated by reference to Registrant's Registration Statement on Form N-2, filed on October 15, 2004 (File Nos. 333-119784 and 811-21462).